UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23701

Name of Fund:	BlackRock ESG Capital Allocation Trust (ECAT)

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ESG Capital Allocation Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2022

Date of reporting period: 06/30/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock Capital Allocation Trust (BCAT)

BlackRock ESG Capital Allocation Trust (ECAT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Capital Allocation Trust’s (BCAT) and BlackRock ESG Capital Allocation Trust’s (ECAT) (collectively, the “Trusts” or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2022

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

BCAT	$0.278866	$ —	$ —	$0.345734		$0.624600	45%	—%	—%	55%	100%
ECAT	0.082176	—	—	0.517824		0.600000	14	—	—	86	100

(a)

Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share

BCAT	$0.1041
ECAT	0.1000

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were particularly steep. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates three times while indicating that additional large rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of a higher inflation regime leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities in a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(19.96)%	(10.62)%

U.S. small cap equities (Russell 2000® Index)	(23.43)	(25.20)

International equities (MSCI Europe, Australasia, Far East Index)	(19.57)	(17.77)

Emerging market equities (MSCI Emerging Markets Index)	(17.63)	(25.28)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.15	0.18

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(11.34)	(10.94)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(10.35)	(10.29)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(8.98)	(8.57)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(14.19)	(12.82)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G	5

Option Over-Writing Strategy

Overview

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.

Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Option Over-Writing Strategy Illustration

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

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Trust Summary as of June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

Investment Objective

BlackRock Capital Allocation Trust’s (BCAT) (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust invests in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BCAT
Initial Offering Date	September 28, 2020
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($14.65)(a)	8.53%
Current Monthly Distribution per Common Share(b)	$0.1041
Current Annualized Distribution per Common Share(b)	$1.2492
Leverage as of June 30, 2022(c)	5%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements and bank borrowings as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low

Closing Market Price	$14.65	$19.45	(24.68)%	$19.53	$14.23
Net Asset Value	17.27	20.90	(17.37)	20.96	17.27

Performance

Returns for the period ended June 30, 2022 were as follows:

		Average Annual Total Returns

	6-month	1 Year	Since Inception (a)

Trust at NAV(b)(c)	(14.15)%	(15.15)%	(2.45)%
Trust at Market Price(b)(c)	(21.75)	(28.26)	(11.19)

MSCI ACWI(d)	(20.18)	(15.75)	4.90
Bloomberg U.S. Aggregate Bond Index(e)	(10.35)	(10.29)	(6.53)

(a)	BCAT commenced operations on September 28, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(c)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
(e)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., flexibility to invest across all equity and fixed- income asset classes, spanning public and private markets). As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.

Holdings in index-related equity futures (mainly as a risk-management strategy during periods of heightened market volatility) contributed to performance, as did positioning in the energy sector. Positioning in interest-rate derivatives had a positive impact on results in fixed income.

T R U S T S U M M A R Y	7

Trust Summary as of June 30, 2022 (continued)	BlackRock Capital Allocation Trust (BCAT)

The Trust’s holdings in equities, particularly in the information technology, consumer discretionary and industrials sectors, detracted from performance. Positions in credit-sensitive investments were the primary detractors in bonds.

The Trust used derivatives, which may include options, futures, swaps and forward contracts, in an effort to enhance returns and manage the risk of adverse market movements. In the aggregate, the Trust’s use of derivatives contributed to performance. The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to performance.

Describe recent portfolio activity.

The Trust’s allocation to equities decreased, with the largest reductions occurring in information technology, consumer discretionary, healthcare, financials, and industrials. The total allocation to fixed income also declined, with the largest reductions in high yield bonds and emerging market sovereign bonds. The Trust’s holdings in cash increased as result of these changes.

The use of leverage, primarily deployed within fixed income, decreased. The Trust uses leverage to seek to enhance both the income and total return of the portfolio.

Describe portfolio positioning at period end.

The Trust had a 40% weighting in equities. It had allocations to all sectors, with the largest absolute weightings in information technology, consumer discretionary, health care and financials. Within equities, the Trust used options as an additional source of income. As of June 30, 2022, the Trust had sold options on approximately 17% of the equity portion of the portfolio.

The Trust finished the period with a weighting of 54% in fixed income, comprised predominately of high yield bonds, securitized assets and to a lesser extent, investment-grade corporate bonds and emerging market sovereign bonds. The investment adviser sought to hold securities with attractive yields relative to the associated interest-rate risk.

The Trust held approximately 10.8% of its total assets in private investments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Microsoft Corp.	1.4%
Humana, Inc.	0.9
Amazon.com, Inc.	0.8
Enbridge, Inc.	0.8
UnitedHealth Group, Inc.	0.8
EQT Corp.	0.8
Galaxy Universal LLC	0.7
Sempra Energy	0.7
Abbott Laboratories	0.7
Western Alliance Bank	0.7

GEOGRAPHIC ALLOCATION

Country/Geographic Region(a)	06/30/22

United States	68.8%
Cayman Islands	6.1
United Kingdom	2.9
Germany	2.6
Netherlands	2.1
Canada	1.5
France	1.5
Luxembourg	1.0
Other#	13.5

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

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Trust Summary as of June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Investment Objective

BlackRock ESG Capital Allocation Trust’s (the “Trust”) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. In addition, the Trust may invest without limit in “junk bonds,” corporate loans and distressed securities. The Trust will invest at least 80% of its total assets in securities that, in the investment adviser’s assessment, meet certain environmental, social and governance (“ESG”) criteria. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	ECAT
Initial Offering Date	September 27, 2021
Current Distribution Rate on Closing Market Price as of June 30, 2022 ($14.31)(a)	8.39%
Current Monthly Distribution per Common Share(b)	$0.1000
Current Annualized Distribution per Common Share(b)	$1.2000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	06/30/22	12/31/21	Change	High	Low

Closing Market Price	$14.31	$18.65	(23.27)%	$18.94	$13.52
Net Asset Value	16.92	20.69	(18.22)	20.69	16.67

Performance

Returns for the period ended June 30, 2022 were as follows:

		Total Returns

	6-month	Since Inception (a)

Trust at NAV(b)(c)	(15.02)%	(11.62)%
Trust at Market Price(b)(c)	(20.27)	(25.26)

MSCI ACWI(d)	(20.18)	(17.07)

Bloomberg U.S. Aggregate Bond Index(e)	(10.35)	(10.58)

(a)	ECAT commenced operations on September 27, 2021.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
(e)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., flexibility to invest across all equity and fixed-income asset classes, spanning public and private markets) with ESG considerations. As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.

Positioning in interest-rate derivatives in fixed income contributed positively to performance. The Trust’s holdings in equities, particularly in the information technology, health care, industrials and consumer discretionary sectors, detracted from performance. Positions in credit-sensitive investments were the primary detractors in bonds.

T R U S T S U M M A R Y	9

Trust Summary as of June 30, 2022 (continued)	BlackRock ESG Capital Allocation Trust (ECAT)

The Trust used derivatives, which may include options, futures, swaps and forward contracts, in an effort to enhance returns and manage the risk of adverse market movements. In the aggregate, the Trust’s use of derivatives modestly contributed to performance. The Trust used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed to performance.

Given the current environment, the Trust sought to maintain an elevated exposure to cash equivalents as the team remains patient in deploying capital amid heightened market volatility. The Trust’s cash position did not have a material impact on performance.

Describe recent portfolio activity.

The Trust continued its initial ramp-up following its launch in September 2021, with about 83% of net assets invested across equity and fixed-income markets. The Trust’s allocation to equities fell slightly, mainly due to market movements, with the largest decreases in information technology, financials and utilities. This was partially offset by additions in health care and materials. The Trust’s fixed-income weighting increased, with the largest additions in investment-grade and high yield corporate bonds.

Describe portfolio positioning at period end.

The Trust had a 54% weighting in equities. It had allocations to all sectors, with the largest absolute weightings in information technology, health care, consumer discretionary and financials. Within equities, the Trust used options as an additional source of income. As of June 30, 2022, the Trust had sold options on approximately 12% of the equity portfolio.

The Trust finished the period with a weighting of 29% in fixed income, comprised predominately of investment-grade corporate bonds, high yield bonds and securitized assets. The investment adviser sought to hold securities with attractive yields relative to the associated interest-rate risk.

The Trust held approximately 3.5% of its total assets in private investments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Marsh & McLennan Cos., Inc.	3.5%
NextEra Energy, Inc.	3.5
Thermo Fisher Scientific, Inc.	3.5
American Tower Corp.	3.1
Microsoft Corp.	3.0
Invesco QQQ Trust	2.9
Boston Scientific Corp.	2.7
Alphabet, Inc.	2.5
Salesforce, Inc.	2.2
ServiceNow, Inc.	2.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region(a)	06/30/22

United States	81.3%
France	4.0
Germany	2.5
Cayman Islands	2.1
United Kingdom	1.8
Netherlands	1.6
Finland	1.3
South Korea	1.1
Taiwan	1.0
Other#	3.3

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Schedule of Investments for such countries/geographic regions.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Canada — 0.1%
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(a)	CAD	1,270	$977,625

Cayman Islands(a)(b) — 5.4%
522 Funding CLO Ltd., Series 2019-4A, Class DR, (3 mo. LIBOR US + 3.65%), 4.71%, 04/20/30	USD	1,950	1,872,317
AGL CLO 3 Ltd., Series 2020-3A, Class D, (3 mo. LIBOR US + 3.30%), 4.34%, 01/15/33		550	481,439
AGL CLO 5 Ltd., Series 2020-5A, Class ER, (3 mo. LIBOR US + 6.45%), 7.51%, 07/20/34		3,000	2,671,054
AGL CLO 7 Ltd.
Series 2020-7A, Class DR, (3 mo. LIBOR US + 3.10%), 4.14%, 07/15/34		250	230,903
Series 2020-9A, Class D, (3 mo. LIBOR US + 6.35%), 7.39%, 07/15/34		250	220,486
AGL CLO 9 Ltd., Series 2020-9A, Class D, (3 mo. LIBOR US + 3.70%), 4.76%, 01/20/34		850	804,224
AIG CLO LLC, Series 2020-1A, Class ER, (3 mo. LIBOR US + 6.30%), 7.34%, 04/15/34		500	445,616
AIMCO CLO, 2017-AA, Class DR, (3 mo. LIBOR US + 3.15%), 4.21%, 04/20/34		250	231,769
ALM Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 6.00%), 7.04%, 10/15/29		950	836,228
Apidos CLO XXII, 2015-22A, Class CR, (3 mo. LIBOR US + 2.95%), 4.01%, 04/20/31		250	231,597
Apidos CLO XXXII, Series 2019-32A, Class D, (3 mo. LIBOR US + 3.50%), 4.56%, 01/20/33		250	236,517
Apidos CLO XXXV, Series 2021-35A, Class E, (3 mo. LIBOR US + 5.75%), 6.81%, 04/20/34		375	349,461
Apidos CLO XXXVII, Series 2021-37A, Class E, (3 mo. LIBOR US + 6.30%), 7.44%, 10/22/34		750	675,941
Apres Static CLO Ltd., Series 2019-1A, Class CR, (3 mo. LIBOR US + 4.25%), 5.29%, 10/15/28		3,000	2,974,458
Ares LIX CLO Ltd., Series 2021-59A, Class E, (3 mo. LIBOR US + 6.25%), 7.43%, 04/25/34		700	624,006
Ares Loan Funding I Ltd.
Series 2021-ALFA, Class E, (3 mo. LIBOR US + 6.70%), 7.74%, 10/15/34		1,250	1,137,330
Series 2021-ALFA, Class SUB, 0.00%, 10/15/34		2,150	1,624,440
Ares LV CLO Ltd., Series 2020-55A, Class DR, (3 mo. LIBOR US + 3.15%), 4.19%, 07/15/34		1,500	1,384,651
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3 mo. LIBOR US + 6.50%), 7.68%, 10/25/34		625	571,357
Balboa Bay Loan Funding Ltd., Series 2021-1A, Class E, (3 mo. LIBOR US + 6.16%), 7.22%, 07/20/34		250	217,689
Ballyrock CLO Ltd.
Series 2016-1A, Class DR2, (3 mo. LIBOR US + 3.15%), 4.19%, 10/15/28		500	489,996
Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 4.09%, 07/15/32		2,700	2,530,593
Bardot CLO Ltd., Series 2019-2A, Class DR, (3 mo. LIBOR US + 3.00%), 4.14%, 10/22/32		250	233,045
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3 mo. LIBOR US + 3.25%), 4.29%, 07/15/31		250	229,540

Security		Par (000)	Value

Cayman Islands (continued)
Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class ER, (3 mo. LIBOR US + 6.75%), 7.79%, 07/15/34	USD	250	$234,813
Birch Grove CLO 2 Ltd.
Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.30%), 4.34%, 10/19/34		750	714,436
Series 2021-2A, Class E, (3 mo. LIBOR US + 6.95%), 7.99%, 10/19/34		500	455,188
Birch Grove CLO Ltd., Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 5.18%, 06/15/31		1,500	1,416,371
BlueMountain CLO Ltd., Series 2016-2A, Class C1R2, (3 mo. LIBOR US + 3.10%), 4.58%, 08/20/32		1,000	918,953
Canyon CLO Ltd., Series 2020-3A, Class E, (3 mo. LIBOR US + 7.25%), 8.29%, 01/15/34		250	231,110
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 4.26%, 04/20/32		1,425	1,264,689
CarVal CLO VC Ltd., Series 2021-2A, Class E, (3 mo. LIBOR US + 6.75%), 6.91%, 10/15/34		500	456,443
CIFC Funding Ltd.
Series 2014-2RA, Class B1, (3 mo. LIBOR US + 2.80%), 3.98%, 04/24/30		1,000	941,309
Series 2019-3A, Class CR, (3 mo. LIBOR US + 3.05%), 4.09%, 10/16/34		1,000	932,337
Crown City CLO I, Series 2020-1A, Class DR, (3 mo. LIBOR US + 7.00%), 8.06%, 07/20/34		625	546,447
Crown City CLO III
Series 2021-1A, Class C, (3 mo. LIBOR US + 3.30%), 4.36%, 07/20/34		1,250	1,131,441
Series 2021-1A, Class D, (3 mo. LIBOR US + 6.75%), 7.81%, 07/20/34		500	444,526
Crown Point CLO 9 Ltd., Series 2020-9A, Class DR, (3 mo. LIBOR US + 3.75%), 4.79%, 07/14/34		500	470,388
Diameter Capital CLO 2 Ltd., Series 2021-2A, Class D, (3 mo. LIBOR US + 6.06%), 7.10%, 10/15/36		250	235,198
Eaton Vance CLO Ltd., Series 2019-1A, Class ER, (3 mo. LIBOR US + 6.50%), 7.54%, 04/15/31		500	459,492
Elevation CLO Ltd., Series 2021-12A, Class E, (3 mo. LIBOR US + 7.27%), 8.33%, 04/20/32		500	445,622
Elmwood CLO I Ltd.
Series 2019-1A, Class DR, (3 mo. LIBOR US + 4.40%), 5.46%, 10/20/33		5,750	5,267,717
Series 2019-1A, Class ER, (3 mo. LIBOR US + 7.71%), 8.77%, 10/20/33		2,375	2,276,388
Elmwood CLO II Ltd.
Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 7.86%, 04/20/34		3,000	2,829,751
Series 2019-2A, Class SUB, 0.00%, 04/20/34		1,000	718,777
Elmwood CLO V Ltd., Series 2020-2A, Class ER, (3 mo. LIBOR US + 6.10%), 7.16%, 10/20/34		250	226,695
Elmwood CLO VIII Ltd., Series 2021-1A, Class E1, (3 mo. LIBOR US + 6.00%), 7.06%, 01/20/34		500	448,825
Elmwood CLO X Ltd., Series 2021-3A, Class E, (3 mo. LIBOR US + 5.85%), 6.91%, 10/20/34		1,000	875,680
Flatiron CLO 19 Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.00%), 4.41%, 11/16/34		700	648,824
GoldenTree Loan Management U.S. CLO 1 Ltd., Series 2021-9A, Class E, (3 mo. LIBOR US + 4.75%), 5.81%, 01/20/33		1,000	813,560

S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
GoldenTree Loan Opportunities X Ltd., Series 2015-10A, Class DR, (3 mo. LIBOR US + 3.05%), 4.11%, 07/20/31	USD	750	$695,440
Golub Capital Partners CLO 53B Ltd., Series 2021-53A, Class E, (3 mo. LIBOR US + 6.70%), 7.76%, 07/20/34		250	213,257
Golub Capital Partners CLO 55B Ltd., Series 2021-55A, Class E, (3 mo. LIBOR US + 6.56%), 7.62%, 07/20/34		1,000	928,153
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 7.49%, 04/15/33		2,625	2,431,564
Gulf Stream Meridian 6 Ltd., Series 2021-6A, Class D, (3 mo. LIBOR US + 6.36%), 7.40%, 01/15/37		250	219,655
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class D, (SOFR + 6.85%), 7.15%, 07/15/35		750	705,014
Madison Park Funding LVII Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 3.10%), 4.14%, 10/15/31		250	230,173
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3 mo. LIBOR US + 6.25%), 7.29%, 10/19/34		250	224,067
Madison Park Funding XXIX Ltd., Series 2018-29A, Class E, (3 mo. LIBOR US + 5.70%), 6.74%, 10/18/30		500	439,133
Niagara Park CLO Ltd., Series 2019-1A, Class ER, (3 mo. LIBOR US + 5.95%), 6.99%, 07/17/32		1,000	877,197
Northwoods Capital 20 Ltd., Series 2019-20A, Class ER, (3 mo. LIBOR US + 7.85%), 9.03%, 01/25/32		1,250	1,222,878
OCP CLO Ltd.
Series 2019-16A, Class ER, (3 mo. LIBOR US + 6.35%), 7.34%, 04/10/33		400	347,143
Series 2020-18A, Class DR, (3 mo. LIBOR US + 3.20%), 4.26%, 07/20/32		500	461,511
Series 2020-20A, Class D1, (3 mo. LIBOR US + 3.95%), 4.94%, 10/09/33		3,500	3,444,441
Series 2020-20A, Class E, (3 mo. LIBOR US + 7.66%), 8.65%, 10/09/33		2,250	2,092,730
Octagon 54 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.05%), 4.09%, 07/15/34		250	233,054
OSD CLO Ltd., Series 2021-23A, Class E, (3 mo. LIBOR US + 6.00%), 7.04%, 04/17/31		250	221,528
Palmer Square CLO Ltd.
Series 2018-2A, Class D, (3 mo. LIBOR US + 5.60%), 6.66%, 07/16/31		250	219,221
Series 2021-2A, Class E, (3 mo. LIBOR US + 6.35%), 7.39%, 07/15/34		250	232,436
Palmer Square Loan Funding Ltd.
Series 2019-3A, Class C, (3 mo. LIBOR US + 3.40%), 4.88%, 08/20/27		1,900	1,875,498
Series 2019-3A, Class D, (3 mo. LIBOR US + 5.35%), 6.83%, 08/20/27		750	740,899
Series 2019-4A, Class D, (3 mo. LIBOR US + 5.90%), 7.08%, 10/24/27		600	596,193
Series 2020-1A, Class D, (3 mo. LIBOR US + 4.85%), 6.33%, 02/20/28		250	243,014
Series 2020-4A, Class C, (3 mo. LIBOR US + 3.60%), 5.12%, 11/25/28		1,000	978,194

Security		Par (000)	Value

Cayman Islands (continued)
Series 2021-1A, Class D, (3 mo. LIBOR US + 6.00%), 7.06%, 04/20/29	USD	1,250	$1,193,546
Series 2021-3A, Class C, (3 mo. LIBOR US + 2.50%), 3.56%, 07/20/29		250	232,437
Series 2021-3A, Class D, (3 mo. LIBOR US + 5.00%), 6.06%, 07/20/29		250	218,501
Series 2021-4A, Class D, (3 mo. LIBOR US + 5.00%), 6.04%, 10/15/29		750	643,277
Series 2021-4A, Class E, (3 mo. LIBOR US + 7.51%), 8.55%, 10/15/29		500	467,274
Park Avenue Institutional Advisers CLO Ltd.
Series 2021-1A, Class D, (3 mo. LIBOR US + 7.30%), 8.36%, 01/20/34		600	544,909
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.40%), 4.44%, 07/15/34		1,000	947,249
Series 2021-2A, Class E, (3 mo. LIBOR US + 7.01%), 8.05%, 07/15/34		600	535,110
Pikes Peak CLO 4, Series 2019-4A, Class DR, (3 mo. LIBOR US + 3.25%), 4.29%, 07/15/34		1,000	933,057
Pikes Peak CLO 6, Series 2020-6A, Class ER2, (3 mo. LIBOR US + 6.43%), 7.89%, 05/18/34		500	453,515
Post CLO Ltd.
Series 2018-1A, Class D, (3 mo. LIBOR US + 2.95%), 3.99%, 04/16/31		500	472,672
Series 2021-1A, Class E, (3 mo. LIBOR US + 6.45%), 7.49%, 10/15/34		750	703,782
Rad CLO 3 Ltd., Series 2019-3A, Class DR, (3 mo. LIBOR US + 2.75%), 3.79%, 04/15/32		250	232,683
Rad CLO 9 Ltd., Series 2020-9A, Class E, (3 mo. LIBOR US + 7.59%), 8.63%, 01/15/34		5,000	4,715,883
Regatta XVII Funding Ltd.
Series 2020-1A, Class D, (3 mo. LIBOR US + 4.15%), 5.19%, 10/15/33		750	728,893
Series 2020-1A, Class E, (3 mo. LIBOR US + 7.61%), 8.65%, 10/15/33		250	236,082
Regatta XX Funding Ltd., Series 2021-2A, Class D, (3 mo. LIBOR US + 3.10%), 4.14%, 10/15/34		1,500	1,397,979
Regatta XXIV Funding Ltd., Series 2021-5A, Class E, (3 mo. LIBOR US + 6.80%), 7.86%, 01/20/35		500	456,995
Romark CLO IV Ltd., Series 2021-4A, Class D, (3 mo. LIBOR US + 6.95%), 7.94%, 07/10/34		750	687,983
RR 19 Ltd., Series 2021-19A, Class D, (3 mo. LIBOR US + 6.50%), 7.54%, 10/15/35		250	230,555
Sixth Street CLO XIX Ltd., Series 2021-19A, Class E, (3 mo. LIBOR US + 5.90%), 6.96%, 07/20/34		3,750	3,310,627
Sixth Street CLO XVI Ltd., Series 2020-16A, Class E, (3 mo. LIBOR US + 7.32%), 8.38%, 10/20/32		1,480	1,421,603
Sound Point CLO XXVI Ltd., Series 2020-1A, Class DR, (3 mo. LIBOR US + 3.35%), 4.41%, 07/20/34		250	234,913
Stratus CLO Ltd.
Series 2021-1A, Class E, (3 mo. LIBOR US + 5.00%), 5.09%, 12/29/29		1,500	1,272,191
Series 2021-1A, Class SUB, 0.00%, 12/29/29		1,000	395,200
Series 2021-2A, Class E, (3 mo. LIBOR US + 5.75%), 5.84%, 12/28/29		1,000	882,019
Series 2021-3A, Class E, (3 mo. LIBOR US + 5.75%), 5.97%, 12/29/29		500	439,516

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Symphony CLO XXI Ltd., Series 2019-21A, Class DR, (3 mo. LIBOR US + 3.30%), 4.34%, 07/15/32	USD	500	$462,691
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3 mo. LIBOR US + 6.15%), 7.19%, 01/15/34		500	454,832
TICP CLO II-2 Ltd., Series 2018-IIA, Class C, (3 mo. LIBOR US + 2.95%), 4.01%, 04/20/28		250	242,686
TICP CLO IX Ltd., Series 2017-9A, Class D, (3 mo. LIBOR US + 2.90%), 3.96%, 01/20/31		500	471,569
TICP CLO VII Ltd., Series 2017-7A, Class ER, (3 mo. LIBOR US + 7.05%), 8.09%, 04/15/33		250	223,193
TICP CLO XI Ltd.
Series 2018-11A, Class D, (3 mo. LIBOR US + 3.05%), 4.11%, 10/20/31		250	233,668
Series 2018-11A, Class E, (3 mo. LIBOR US + 6.00%), 7.06%, 10/20/31		500	446,864
TICP CLO XV Ltd., Series 2020-15A, Class E, (3 mo. LIBOR US + 6.15%), 7.21%, 04/20/33		500	448,684
Trestles CLO Ltd., Series 2017-1A, Class CR, (3 mo. LIBOR US + 2.90%), 4.08%, 04/25/32		500	467,964
Trimaran Cavu Ltd., Series 2019-1A, Class D, (3 mo. LIBOR US + 4.15%), 5.21%, 07/20/32		1,750	1,716,942
Trinitas CLO XVI Ltd., Series 2021-16A, Class E, (3 mo. LIBOR US + 7.00%), 8.06%, 07/20/34		1,500	1,312,229
Voya CLO Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.60%), 7.66%, 07/20/32		250	220,440
Whitebox CLO I Ltd.
Series 2019-1A, Class CR, (3 mo. LIBOR US + 3.05%), 4.23%, 07/24/32		250	224,055
Series 2019-1A, Class DR, (3 mo. LIBOR US + 6.40%), 7.58%, 07/24/32		1,300	1,191,250
Series 2019-1A, Class SUB, 0.00%, 07/24/32		1,000	596,700
Whitebox CLO II Ltd., Series 2020-2A, Class DR, (3 mo. LIBOR US + 3.35%), 4.53%, 10/24/34		2,750	2,590,039
Whitebox CLO III Ltd.
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.35%), 4.39%, 10/15/34		500	471,011
Series 2021-3A, Class E, (3 mo. LIBOR US + 6.85%), 7.89%, 10/15/34		500	465,004

			102,810,302

Ireland(a)(b) — 0.8%
Anchorage Capital Europe CLO DAC, Series 4A, Class D, (3 mo. EURIBOR + 3.20%), 3.20%, 04/25/34	EUR	868	821,935
Avoca CLO XXII DAC
Series 22A, Class D, (3 mo. EURIBOR + 2.90%), 2.90%, 04/15/35		1,500	1,390,864
Series 22A, Class E, (3 mo. EURIBOR + 5.23%), 5.23%, 04/15/35		1,500	1,245,249
BlueMountain EUR CLO DAC, Series 2021-1A, Class E, (3 mo. EURIBOR + 5.41%), 5.41%, 04/15/34		3,000	2,485,365
CIFC European Funding CLO III DAC, Series 3A, Class D, (3 mo. EURIBOR + 3.60%), 3.60%, 01/15/34		700	655,838
CVC Cordatus Loan Fund XIX DAC, Series 19A, Class D, (3 mo. EURIBOR + 3.80%), 3.80%, 12/23/33		2,300	2,227,720

Security		Par (000)	Value

Ireland (continued)
CVC Cordatus Loan Fund XVIII DAC, Series 18A, Class ER, (3 mo. EURIBOR + 6.06%), 6.06%, 07/29/34	EUR	1,000	$840,033
Dartry Park CLO DAC, Series 1A, Class CRR, (3 mo. EURIBOR + 3.35%), 3.35%, 01/28/34		1,000	940,673
Henley CLO IV DAC, Series 4A, Class D, (3 mo. EURIBOR + 3.00%), 3.00%, 04/25/34(c)		1,000	983,061
Invesco Euro CLO V DAC, (3 mo. EURIBOR + 3.80%), 3.80%, 01/15/34		3,150	3,068,868
Prodigy Finance DAC
Series 2021-1A, Class C, (1 mo. LIBOR US + 3.75%), 5.37%, 07/25/51	USD	340	335,587
Series 2021-1A, Class D, (1 mo. LIBOR US + 5.90%), 7.52%, 07/25/51		340	335,047

			15,330,240

Netherlands(b) — 0.3%
Alme Loan Funding V DAC, (3 mo. EURIBOR + 5.41%), 5.41%, 07/15/31(a)	EUR	2,250	1,988,031
Ares European CLO VII DAC, Series 7X, Class DR, (3 mo. EURIBOR + 5.26%), 5.26%, 10/15/30(d)		500	446,230
Ares European CLO VIII DAC, Series 8X, Class DR, (3 mo. EURIBOR + 3.80%), 3.80%, 04/17/32(d)		1,905	1,857,860
Ares European CLO XII DAC, Series 12X, Class E, (3 mo. EURIBOR + 6.10%), 6.10%, 04/20/32(d)		675	595,688

			4,887,809

United Kingdom — 0.0%
Ares European CLO XII DAC, Series 12A, Class DR, (3 mo. EURIBOR + 3.00%), 3.00%, 04/20/32(a)(b)		875	829,807

United States — 4.1%
510 Loan Acquisition Trust, Series 2020-1, Class A, 5.11%, 09/25/60(a)	USD	4,943	4,762,199
Ajax Mortgage Loan Trust(a)
Series 2020-C, Class A, 2.25%, 09/27/60		308	301,658
Series 2020-C, Class B, 5.00%, 09/27/60		375	360,117
Series 2020-C, Class C, 0.00%, 09/27/60		1,177	1,044,558
Series 2020-D, Class B, 5.00%, 06/25/60		525	502,683
Series 2020-D, Class C, 0.00%, 06/25/60		1,240	1,082,214
Series 2021-E, Class B3, 3.91%, 12/25/60(b)		955	640,839
Series 2021-E, Class SA, 0.00%, 12/25/60(b)		16	7,604
Series 2021-E, Class XS, 0.00%, 12/25/60(b)		14,704	587,050
AMSR Trust, Series 2020-SFR5, Class G, 4.11%, 11/17/37(a)		2,899	2,702,060
Citigroup Mortgage Loan Trust(b)
Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.20%), 1.82%, 05/25/37		4,657	3,417,311
Series 2007-AHL3, Class A3B, (1 mo. LIBOR US + 0.17%), 1.79%, 07/25/45		3,527	2,657,298
College Ave Student Loans LLC, Series 2021-A, Class D, 4.12%, 07/25/51(a)		310	283,312
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class R1, 0.00%, 04/25/43(a)(c)		5	3,700,320
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)		2,454	2,134,033
Lending Funding Trust(a)
Series 2020-2A, Class C, 4.30%, 04/21/31		980	930,037
Series 2020-2A, Class D, 6.77%, 04/21/31		2,830	2,741,230
Lendmark Funding Trust, Series 2021-1A, Class D, 5.05%, 11/20/31(a)		2,320	1,877,828
Litigation Fee Residual Funding Trust, 4.00%, 10/30/27(c)		4,386	4,194,521

S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Mariner Finance Issuance Trust(a)
Series 2021-BA, Class E, 4.68%, 11/20/36	USD	540	$447,969
Series 2022-AA, Class E, 5.40%, 03/20/36		1,420	1,280,263
Navient Private Education Refi Loan Trust,
Series 2021-DA, Class D, 4.00%, 04/15/60(a)		1,340	1,202,153
Nelnet Student Loan Trust(a)
Series 2021-A, Class D, 4.93%, 04/20/62		1,670	1,504,840
Series 2021-BA, Class D, 4.75%, 04/20/62		340	296,310
Series 2021-CA, Class D, 4.44%, 04/20/62		110	93,055
OneMain Financial Issuance Trust,
Series 2019-1A, Class E, 5.69%, 02/14/31(a)		850	847,952
Oportun Issuance Trust(a)
Series 2021-B, Class D, 5.41%, 05/08/31		2,362	2,233,599
Series 2021-C, Class D, 5.57%, 10/08/31		250	223,987
Progress Residential(a)
Series 2021-SFR1, Class G, 3.86%, 04/17/38		4,826	4,227,996
Series 2021-SFR1, Class H, 5.00%, 04/17/38		750	671,529
Series 2021-SFR3, Class G, 4.25%, 05/17/26		3,190	2,820,928
Series 2021-SFR3, Class H, 4.75%, 05/17/26		1,140	1,011,198
Progress Residential Trust, Class G, 4.25%, 04/19/38(a)		4,555	4,076,003
Regional Management Issuance Trust (a) 3.88%, 10/17/33(c)		4,780	4,565,823
Series 2020-1, Class D, 6.77%, 10/15/30		2,050	1,950,710
Republic Finance Issuance Trust(a)
Series 2020-A, Class D, 7.00%, 11/20/30		5,110	4,871,765
Series 2021-A, Class D, 5.23%, 12/22/31		800	728,192
Residential Mortgage Loan Trust, Series 2020-1, Class B1, 3.95%, 01/26/60(a)(b)		400	355,670
SMB Private Education Loan Trust(a)
Series 2021-A, Class D1, 3.86%, 01/15/53		3,500	3,274,997
Series 2021-A, Class D2, 3.86%, 01/15/53		1,910	1,773,857
Series 2021-C, Class D, 3.93%, 01/15/53		780	711,982
SoFi Professional Loan Program LLC(a)
Series 2017-A, Class R, 0.00%, 03/26/40(c)		105	1,238,000
Series 2018-A, Class R1, 0.00%, 02/25/42		115	2,281,798
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-WF2, Class M8, (1 mo. LIBOR US + 1.80%), 3.42%, 05/25/35(b)		182	168,466
Tricon Residential Trust(a)
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375	1,220,555
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	781,129

			78,787,598

Total Asset-Backed Securities — 10.7% (Cost: $227,072,633)			203,623,381

		Shares

Common Stocks

Australia — 0.3%
Glencore PLC		1,090,087	5,904,386

Brazil — 0.0%
NU Holdings Ltd., Class A(e)		140,205	524,367

Canada — 1.0%
Cenovus Energy, Inc.		194,649	3,703,351

Security	Shares	Value

Canada (continued)
Enbridge, Inc.	363,355	$15,344,918
Shopify, Inc., Class A(e)	10,000	312,400

		19,360,669

Cayman Islands — 0.1%
Hedosophia European Growth(e)	2	20
Salt Payments, Inc., Series C, (Acquired 11/16/21, Cost: $2,398,802)(c)(f)	1,235	1,460,104

		1,460,124

China — 0.6%
Alibaba Group Holding Ltd., ADR(e)	23,974	2,725,364
Kindstar Globalgene Technology, Inc.(a)(e)	2,024,500	559,309
Li Auto, Inc., ADR(e)	51,389	1,968,713
Tencent Holdings Ltd.	119,988	5,431,272

		10,684,658

Denmark — 0.0%
Pandora A/S	2,853	181,258

Finland — 0.2%
Aiven Series D Preferred	37,890	4,241,407

France — 1.5%
Arkema SA	52,880	4,730,245
BNP Paribas SA	47,545	2,274,170
Cie de Saint-Gobain	86,776	3,749,524
Danone SA	57,439	3,216,710
Hermes International	2,400	2,701,026
LVMH Moet Hennessy Louis Vuitton SE	18,298	11,214,434
Societe Generale SA	9,760	215,791

		28,101,900

Germany — 2.1%
Auto1 Group SE(a)(e)	169,548	1,248,614
Commerzbank AG(e)	35,179	249,600
Deutsche Telekom AG, Registered Shares	293,232	5,832,163
Mercedes-Benz Group AG, Registered Shares	177,557	10,312,213
SAP SE	79,002	7,201,064
Siemens AG, Registered Shares	83,578	8,591,525
Vantage Towers AG	214,732	6,008,250

		39,443,429

Hong Kong — 0.3%
AIA Group Ltd.	457,770	5,001,853

India — 0.4%
Think & Learn Private Ltd., (Acquired 12/11/20, Cost: $5,113,105)(c)(f)	2,279	8,749,963

Ireland — 0.0%
Icon PLC(e)	1,838	398,295

Israel — 0.4%
Nice Ltd., ADR(e)	39,840	7,667,208

Italy — 0.4%
Ariston Holding NV	476,063	3,898,827
Intesa Sanpaolo SpA	2,083,399	3,899,017

		7,797,844

Japan — 0.6%
FANUC Corp.	39,263	6,154,053
Hoya Corp.	37,686	3,225,277
Keyence Corp.	1,500	514,407
Kose Corp.	10,098	920,291

		10,814,028

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Netherlands — 1.5%
Adyen NV(a)(e)	3,795	$5,476,686
Akzo Nobel NV	51,083	3,340,719
ASML Holding NV	13,267	6,267,834
ING Groep NV	903,653	8,902,428
Shell PLC	193,990	5,033,562

		29,021,229

South Korea — 0.4%
Amorepacific Corp.	26,343	2,647,767
Coupang, Inc.(e)	45,647	581,999
LG Energy Solution Ltd.(e)	14,421	4,159,559

		7,389,325

Spain — 0.4%
Cellnex Telecom SA(a)	203,163	7,906,731

Sweden — 0.3%
Volvo AB, B Shares	396,700	6,172,406

Switzerland — 0.5%
Cie Financiere Richemont SA, Class A, Registered Shares	22,068	2,373,702
On Holding AG, Class A(e)	104,674	1,851,683
TE Connectivity Ltd.	54,432	6,158,981

		10,384,366

Taiwan — 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	86,068	7,036,059

United Kingdom — 1.9%
Alphawave IP Group PLC(e)	400,901	655,895
AstraZeneca PLC	61,925	8,169,253
BP PLC, ADR	120,235	1,486,639
Compass Group PLC	245,820	5,047,025
Exscientia PLC, (Acquired 03/31/22, Cost: $1,406,122)(f)	200,700	2,185,623
Genius Sports Ltd.(e)	238,281	536,132
Hedosophia European Growth(e)	139,284	1,401,242
Lloyds Banking Group PLC	19,525,007	10,045,744
Unilever PLC	161,866	7,377,818

		36,905,371

United States — 29.5%
Abbott Laboratories(g)	112,982	12,275,494
AbbVie, Inc.	60,083	9,202,312
ACV Auctions, Inc., Class A(e)	191,733	1,253,933
Adobe, Inc.(e)	1,416	518,341
Air Products & Chemicals, Inc.	35,799	8,608,944
Albemarle Corp.	28,293	5,912,671
Alcoa Corp.	6,218	283,416
Align Technology, Inc.(e)	1,829	432,869
Alkami Technology, Inc.(e)	114,063	1,584,335
Alphabet, Inc., Class A(e)	36	78,453
Alphabet, Inc., Class C(e)	4,742	10,372,888
AltC Acquisition Corp., Class A(e)	115,008	1,109,827
Altice USA, Inc., Class A(e)	3,693	34,160
Altus Power, Inc., (Acquired 01/21/22, Cost: $1,217,500)(f)	121,750	768,243
Amazon.com, Inc.(e)(g)	145,900	15,496,039
American Tower Corp.	41,010	10,481,746
Apple, Inc.	48,498	6,630,647
Applied Materials, Inc.	43,337	3,942,800
Aptiv PLC(e)	38,867	3,461,884

Security	Shares	Value

United States (continued)
Archer-Daniels-Midland Co.	84,041	$6,521,582
Astra Space, Inc., (Acquired 08/20/21, Cost: $2,055,190)(f)	205,519	267,175
Autodesk, Inc.(e)	6,700	1,152,132
Bank of America Corp.	228,415	7,110,559
Bath & Body Works, Inc.	22,330	601,124
Blend Labs, Inc., Class A(e)	24,434	57,664
Booking Holdings, Inc.(e)	340	594,657
Boston Scientific Corp.(e)(g)	176,350	6,572,564
Bunge Ltd.	49,720	4,509,107
California Resources Corp.	47,698	1,836,373
Cano Health, Inc., (Acquired 09/02/21, Cost: $2,773,110)(f)	277,311	1,214,622
Capri Holdings Ltd.(e)	56,281	2,308,084
CareMax, Inc., (Acquired 07/22/21, Cost: $607,500)(f)	60,750	220,523
CF Industries Holdings, Inc.	106,389	9,120,729
Charles Schwab Corp.(g)	129,215	8,163,804
Charter Communications, Inc., Class A(e)	8,523	3,993,281
Chesapeake Energy Corp.	13,724	1,113,016
Chevron Corp.	5,876	850,727
Clarify Health(c)	345,315	3,090,569
Comcast Corp., Class A	76,417	2,998,603
ConocoPhillips	63,497	5,702,666
Costco Wholesale Corp.	13,266	6,358,128
Crowdstrike Holdings, Inc., Class A(e)	4,161	701,378
Crown PropTech Acquisitions(e)	133,056	1,309,271
Crown Proptech Acquisitions Pvt Ltd.(c)	51,000	164,220
CSX Corp.	57,475	1,670,224
D.R. Horton, Inc.	50,143	3,318,965
Datadog, Inc., Class A(e)	1,991	189,623
Davidson Kempner Merchant Co-investment Fund LP, (Acquired 04/01/21, Cost: $3,260,748)(f)(h)(i)	5,016,900	5,259,718
Deere & Co.	15,973	4,783,434
Delta Air Lines, Inc.(e)	5,751	166,606
Devon Energy Corp.	11,042	608,525
DexCom, Inc.(e)	35,188	2,622,562
Diversey Holdings Ltd.(e)	490,148	3,234,977
Domino’s Pizza, Inc.	932	363,210
Dynatrace, Inc.(e)	83,278	3,284,484
Edwards Lifesciences Corp.(e)	13,140	1,249,483
Element Solutions, Inc.	49,065	873,357
Eli Lilly & Co.	5,516	1,788,453
Energy Transfer LP	89,788	896,084
Enterprise Products Partners LP	301,414	7,345,459
Epic Games, Inc., (Acquired 03/29/21, Cost: $2,499,240)(c)(f)	2,824	2,626,320
EQT Corp.(g)	419,059	14,415,630
Excelerate Energy, Inc., Class A(e)	62,026	1,235,558
Exxon Mobil Corp.	49,478	4,237,296
F5, Inc.(e)	25,930	3,968,327
Fanatics Holdings, Inc., (Acquired 12/15/21, Cost: $8,566,971)(c)(f)	126,282	7,632,484
Ford Motor Co.	108,661	1,209,397
Fortive Corp.	146,967	7,992,065
Freeport-McMoRan, Inc.(g)	269,826	7,895,109
Generac Holdings, Inc.(e)	4,639	976,881
General Motors Co.(e)	106,220	3,373,547
Globalfoundries, Inc.(e)	67,419	2,719,682
Green Plains, Inc.(e)	46,023	1,250,445
Halliburton Co.	7,596	238,211

S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Highland Transcend Partners I Corp., Class A(e)	96,960	$956,026
Hillenbrand, Inc.(c)	296,456	2,163,595
Hilton Worldwide Holdings, Inc.	23,181	2,583,291
Home Depot, Inc.	16,457	4,513,661
Humana, Inc.	34,382	16,093,183
Informatica, Inc., Class A(e)	55,545	1,153,670
International Flavors & Fragrances, Inc.	40,817	4,862,121
Intuit, Inc.	2,796	1,077,690
Intuitive Surgical, Inc.(e)	9,658	1,938,457
IQVIA Holdings, Inc.(e)	1,873	406,422
Johnson & Johnson	37,925	6,732,067
Khosla Ventures Acquisition Co.(e)	122,505	1,194,424
KINS Technology Group, Inc.(c)	117,311	80,945
Latch, Inc., (Acquired 07/12/21, Cost: $1,422,730)(f)	142,273	162,191
Liberty Broadband Corp., Class C(e)	36,310	4,198,888
Liberty Media Acquisition Corp.(e)	267,290	2,651,517
Liberty Media Corp.-Liberty SiriusXM, Class C(e)	254,348	9,169,245
Lions Gate Entertainment Corp., Class A(e)	49,432	460,212
LyondellBasell Industries NV, Class A	47,466	4,151,376
Marqeta, Inc., Class A(e)	84,708	686,982
Marsh & McLennan Cos., Inc.	66,673	10,350,983
Masco Corp.	18,600	941,160
Mastercard, Inc., Class A	38,662	12,197,088
McDonald’s Corp.	2,074	512,029
Merck & Co., Inc.	74,217	6,766,364
MGM Resorts International	12,128	351,106
Micron Technology, Inc.	91,920	5,081,338
Microsoft Corp.(g)	100,130	25,716,388
Mirion Technologies, Inc., (Acquired 11/04/21, Cost: $4,773,900)(f)	477,390	2,749,766
Mirion Technologies, Inc.(e)	200,869	1,157,005
Morgan Stanley	73,499	5,590,334
Mosaic Co.	10,449	493,506
Mr. Cooper Group, Inc.(e)	15,882	583,505
NextEra Energy, Inc.(g)	109,781	8,503,636
Nielsen Holdings PLC	10,855	252,053
NIKE, Inc., Class B	6,594	673,907
Northrop Grumman Corp.	22,198	10,623,297
Offerpad Solutions, Inc., (Acquired 10/01/21, Cost: $2,025,910)(f)	202,591	441,648
Otis Worldwide Corp.	6,650	469,956
Park Hotels & Resorts, Inc.	35,866	486,702
Planet Labs, Inc., (Acquired 01/06/22, Cost: $1,567,200)(f)	156,720	678,598
Playstudios, Inc., (Acquired 07/30/21, Cost: $2,269,240)(f)	226,924	971,235
Proof Acquisition Corp.(c)	29,114	32,317
Raymond James Financial, Inc.	52,128	4,660,764
ResMed, Inc.	9,028	1,892,540
Rocket Lab USA, Inc.(e)	122,062	462,615
Rotor Acquisition Corp.(c)	23,869	57,286
Salesforce, Inc.(e)	72,296	11,931,732
Sarcos Technology & Robotics Corp., (Acquired 10/21/21, Cost: $9,644,590)(f)	964,459	2,565,461
Sarcos Technology & Robotics Corp.(e)	45,102	119,971
Schlumberger NV	4,639	165,891
Seagen, Inc.(e)	22,020	3,896,219
Sempra Energy	85,778	12,889,860
ServiceNow, Inc.(e)	12,445	5,917,846

Security		Shares	Value

United States (continued)
Signet Jewelers Ltd.		10,549	$563,950
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $189,563)(c)(f)		12,621	120,657
Sonder Holdings, Inc., Class A, (Acquired 02/09/22, Cost: $2,005,501)(f)		223,319	232,252
Sonos, Inc.(e)		25,912	467,452
Starbucks Corp.		55,767	4,260,041
Starwood Property Trust, Inc.		31,333	654,546
Stryker Corp.		16,336	3,249,720
Sun Country Airlines Holdings, Inc., (Acquired 09/17/21, Cost: $3,969,094)(f)		175,935	3,226,648
SVF Investment Corp., (Acquired 06/07/22, Cost: $389,000)(c)(f)		38,900	375,690
Taboola.com Ltd., (Acquired 09/02/21, Cost: $647,700)(f)		64,770	163,868
Target Corp.		3,500	494,305
Tesla, Inc.(e)		4,820	3,245,884
Thermo Fisher Scientific, Inc.		11,864	6,445,474
Tishman Speyer Innovation Corp. II, Class A, Class A(e)		212,535	2,080,718
TJX Cos., Inc.		77,617	4,334,909
Toast, Inc., Class A(e)		50,102	648,320
TPB Acquisition Corp. I, Class A(e)		77,043	745,006
Tractor Supply Co.		12,145	2,354,308
Twilio, Inc., Class A(e)		2,000	167,620
U.S. Steel Corp.		29,333	525,354
United Parcel Service, Inc., Class B		56,193	10,257,470
United Rentals, Inc.(e)		2,774	673,832
UnitedHealth Group, Inc.(g)		28,680	14,730,908
Valero Energy Corp.		41,865	4,449,412
Vertiv Holdings Co.		361,167	2,968,793
Vulcan Materials Co.		47,993	6,819,805
Walmart, Inc.		38,885	4,727,638
Walt Disney Co.(e)		52,006	4,909,366
Wells Fargo & Co.		93,954	3,680,178
Western Digital Corp.(e)		5,644	253,021
WillScot Mobile Mini Holdings Corp.(e)		24,898	807,193
Workday, Inc., Class A(e)		3,000	418,740
XPO Logistics, Inc.(e)		45,153	2,174,568

			563,055,391

Total Common Stocks — 42.8% (Cost: $894,222,377)			818,202,267

		Par (000)

Corporate Bonds

Argentina(a) — 0.0%
Genneia SA, 8.75%, 09/02/27	USD	522	490,672
YPF SA, 4.00%, 02/12/26(j)		413	321,965

			812,637

Australia(c) — 0.3%
Oceana Australian Trust
10.00%, 08/31/23	AUD	4,163	2,909,430
10.25%, 08/31/25		4,163	3,002,820

			5,912,250

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Austria — 0.1%
BRF GmbH, 4.35%, 09/29/26(d)	USD	200	$179,975
Klabin Austria GmbH, 3.20%, 01/12/31(a)		619	471,214
Suzano Austria GmbH, 3.13%, 01/15/32		636	477,795

			1,128,984

Bahamas — 0.0%
Intercorp Peru Ltd., 3.88%, 08/15/29(a)		560	465,150

Bahrain(d) — 0.1%
BBK BSC, 5.50%, 07/09/24		453	448,555
Oil & Gas Holding Co., 7.63%, 11/07/24		766	787,927

			1,236,482

Bermuda — 0.1%
Geopark Ltd., 5.50%, 01/17/27(a)		448	372,568
Investment Energy Resources Ltd., 6.25%, 04/26/29(a)		586	496,928
Luye Pharma Group Ltd., 1.50%, 07/09/24(d)(k)		785	786,765
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak, 4.85%, 10/14/38(a)		1,192	1,010,071

			2,666,332

Brazil — 0.2%
Braskem Netherlands Finance BV, (5 year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		1,291	1,292,453
BRF SA, 4.88%, 01/24/30(d)		383	303,719
Gol Finance SA, 7.00%, 01/31/25(a)		1,036	643,809
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(l)		1,279	588,340
Suzano Austria GmbH, 3.75%, 01/15/31		453	365,888

			3,194,209

Canada(a) — 0.1%
Bausch Health Cos., Inc., 4.88%, 06/01/28		1,683	1,317,015
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 5.00%, 06/15/29		334	252,527

			1,569,542

Cayman Islands — 0.4%
Agile Group Holdings Ltd., 5.75%, 01/02/25(d)		350	119,000
China Aoyuan Group Ltd., 5.98%, 08/18/25(d)(e)(m)		410	38,899
China Evergrande Group, 8.25%, 03/23/22(d)(e)(m)		500	41,344
China SCE Group Holdings Ltd., 7.00%, 05/02/25(d)		380	106,400
Fantasia Holdings Group Co. Ltd.(d)(e)(m) 6.95%, 12/17/21		320	26,860
9.25%, 07/28/23		1,200	99,000
Hilong Holding Ltd., 9.75%, 11/18/24(d)		410	222,758
IHS Holding Ltd., 6.25%, 11/29/28(a)		569	453,777
Jingrui Holdings Ltd.(d) 12.00%, 07/25/22		370	57,089
12.75%, 09/09/23		355	55,320
MAF Global Securities Ltd., (5 year CMT + 3.54%), 6.38%(b)(d)(n)		366	352,344
MAF Sukuk Ltd., 3.93%, 02/28/30(d)		990	946,873
Melco Resorts Finance Ltd., 5.38%, 12/04/29(d)		1,050	624,750
Modern Land China Co. Ltd., 9.80%, 04/11/23(c)(d)(e)(m)		680	108,800
Oryx Funding Ltd., 5.80%, 02/03/31(a)		574	541,999
Powerlong Real Estate Holdings Ltd., 6.25%, 08/10/24(d)		700	119,000
Ronshine China Holdings Ltd.(d) 7.35%, 12/15/23		200	25,000
7.10%, 01/25/25		400	40,000
Sable International Finance Ltd., 5.75%, 09/07/27(d)		1,083	992,678

Security		Par (000)	Value

Cayman Islands (continued)
Shelf Drilling Holdings Ltd., 8.88%, 11/15/24(a)	USD	96	$93,600
Shimao Group Holdings Ltd., 3.45%, 01/11/31(d)		560	58,800
Shui On Development Holding Ltd., 5.50%, 03/03/25(d)		467	352,585
Sinic Holdings Group Co. Ltd.(c)(e)(m) 8.50%, 01/24/22(d)		1,100	22,000
10.50%, 12/18/22		200	4,000
Sitka Holdings LLC, (3 mo. LIBOR US + 4.50%), 6.75%, 07/06/26(a)(b)		2,385	2,307,383
Sunac China Holdings Ltd., 7.00%, 07/09/25(d)(e)(m)		654	91,560
Times China Holdings Ltd., 5.75%, 01/14/27(d)		880	118,800
Yuzhou Group Holdings Co. Ltd.(d)(e)(m) 7.38%, 01/13/26		1,251	81,315
6.35%, 01/13/27		633	41,145
Zhenro Properties Group Ltd., 7.88%, 04/14/24(d)(e)(m)		233	15,145

			8,158,224

Chile — 0.1%
Kenbourne Invest SA, 6.88%, 11/26/24(a)		1,397	1,270,659
VTR Comunicaciones SpA 5.13%, 01/15/28(a)		696	515,823
5.13%, 01/15/28(d)		434	321,648
4.38%, 04/15/29(a)		627	424,792

			2,532,922

China(d) — 0.1%
China Aoyuan Group Ltd., 8.50%, 01/23/22(e)(m)		359	32,310
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25		850	501,500
Easy Tactic Ltd., 9.13%, 07/28/22		366	96,258
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22(e)(m)		520	42,900
Fortune Star BVI Ltd., 5.05%, 01/27/27		744	442,680
Kaisa Group Holdings Ltd., 9.38%, 06/30/24(e)(m)		700	95,506
KWG Group Holdings Ltd., 7.88%, 09/01/23		472	115,640
RKPF Overseas Ltd., Series 2020-A, 5.20%, 01/12/26		530	241,150
Wanda Group Overseas Ltd., 7.50%, 07/24/22		334	323,980

			1,891,924

Colombia — 0.2%
Banco GNB Sudameris SA, (5 year CMT + 6.66%), 7.50%, 04/16/31(a)(b)
Ecopetrol SA		337	285,039
6.88%, 04/29/30		367	322,593
4.63%, 11/02/31		1,080	815,400
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(a)		1,280	1,001,040
Grupo Aval Ltd., 4.38%, 02/04/30(a)		682	531,235
Millicom International Cellular SA, 5.13%, 01/15/28(d)		746	636,050

			3,591,357

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)		791	713,383

France — 0.0%
Altice France SA, 5.50%, 01/15/28(a)		283	228,058

Germany — 0.3%
Adler Pelzer Holding GmbH, 4.13%, 04/01/24(a)	EUR	3,303	2,639,301
APCOA Parking Holdings GmbH, (3 mo. EURIBOR + 5.00%), 5.00%, 01/15/27(a)(b)		852	808,032
Douglas GmbH, 6.00%, 04/08/26(a)		1,102	889,228

S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Germany (continued)
Kirk Beauty SUN GmbH, (8.25% Cash or 9.00% PIK), 8.25%, 10/01/26(a)(l)	EUR	820	$494,396
KME SE, 6.75%, 02/01/23(d)		917	930,928

			5,761,885

Hong Kong — 0.0%
Yango Justice International Ltd.(e)(m) 10.25%, 09/15/22	USD	1,200	79,350
7.50%, 04/15/24(d)		2,000	120,000
Yanlord Land HK Co. Ltd., 5.13%, 05/20/26(d)		400	296,000

			495,350

India — 0.3%
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27(d)		600	503,550
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26(d)		600	561,000
Manappuram Finance Ltd., 5.90%, 01/13/23(d)		1,000	980,000
Muthoot Finance Ltd., 6.13%, 10/31/22(a)		1,118	1,111,851
ReNew Power Pvt Ltd., 5.88%, 03/05/27(d)		518	469,535
Shriram Transport Finance Co. Ltd., 5.10%, 07/16/23(d)		1,000	960,000
Vedanta Resources Finance II PLC, 13.88%, 01/21/24(d)		1,100	979,000

			5,564,936

Indonesia(d) — 0.2%
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26		1,000	907,500
Pertamina Persero PT, 3.65%, 07/30/29		950	868,062
Theta Capital Pte. Ltd., 8.13%, 01/22/25		1,400	1,204,000

			2,979,562

Israel — 0.1%
Leviathan Bonds Ltd., 5.75%, 06/30/23(a)(d)		1,110	1,092,611

Italy(a) — 0.3%
Forno d’Asolo SpA, (3 mo. EURIBOR + 5.50%), 5.50%, 04/30/27(b)	EUR	3,040	2,930,907
Marcolin SpA, 6.13%, 11/15/26		928	840,207
Shiba Bidco SpA, 4.50%, 10/31/28		1,882	1,617,238

			5,388,352

Japan — 0.0%
Takeda Pharmaceutical Co. Ltd., 3.18%, 07/09/50	USD	272	203,580

Jersey — 0.1%
Aptiv PLC, 3.10%, 12/01/51		328	211,538
Galaxy Pipeline Assets Bidco Ltd., 2.63%, 03/31/36(d)		436	352,424
Wheel Bidco Ltd., 6.75%, 07/15/26(a)	GBP	360	349,356

			913,318

Kuwait — 0.1%
NBK Tier 1 Ltd., 3.63%(a)(b)(n)	USD	1,161	1,041,490

Luxembourg — 0.5%
Atento Luxco 1 SA, 8.00%, 02/10/26(a)		202	142,827
FEL Energy VI SARL, 5.75%, 12/01/40(d)		577	419,609
Garfunkelux Holdco 3 SA(a) 6.75%, 11/01/25	EUR	2,286	2,125,398
7.75%, 11/01/25	GBP	3,885	4,232,644
Gol Finance SA, 8.00%, 06/30/26(a)	USD	423	281,295
Herens Midco SARL, 5.25%, 05/15/29(a)	EUR	1,006	687,869
Kenbourne Invest SA, 4.70%, 01/22/28(a)	USD	340	263,033
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31(a)		688	550,400

Security		Par (000)	Value

Luxembourg (continued)
Picard Bondsco SA, 5.38%, 07/01/27(a)	EUR	750	$703,009
Sani/Ikos Financial Holdings 1 SARL, 5.63%, 12/15/26(a)		718	648,969

			10,055,053

Macau — 0.1%
Champion Path Holdings Ltd., 4.85%, 01/27/28(d)	USD	390	222,983
MGM China Holdings Ltd., 5.88%, 05/15/26(d)		1,150	873,137
Studio City Finance Ltd., 5.00%, 01/15/29(a)		997	497,129
Wynn Macau Ltd., 5.50%, 01/15/26(d)		1,500	1,036,875

			2,630,124

Mauritius — 0.2%
Azure Power Energy Ltd., 3.58%, 08/19/26(a)		373	306,753
CA Magnum Holdings, 5.38%, 10/31/26(d)		1,000	865,000
HTA Group Ltd., 7.00%, 12/18/25(a)		1,143	953,191
India Cleantech Energy, 4.70%, 08/10/26(a)		418	332,017
India Green Energy Holdings, 5.38%, 04/29/24(a)		562	525,470
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(b)(d)(n)		750	694,125
UPL Corp. Ltd., (5 year CMT + 3.87%), 5.25%(b)(d)(n)		700	535,631

			4,212,187

Mexico — 0.6%
Alpek SAB de CV, 3.25%, 02/25/31(a)		734	588,026
Axtel SAB de CV, 6.38%, 11/14/24(a)		620	545,910
Braskem Idesa SAPI 6.99%, 02/20/32(a)		668	517,700
6.99%, 02/20/32(d)		407	315,425
Cemex SAB de CV, 3.88%, 07/11/31(d)		428	322,370
Comision Federal de Electricidad, 4.88%, 01/15/24(d)		983	978,085
Controladora Mabe SA de CV, 5.60%, 10/23/28(a)		585	594,067
Grupo Bimbo SAB de CV, (5 year CMT + 3.28%), 5.95%(a)(b)(n)		585	571,837
Grupo KUO SAB De CV, 5.75%, 07/07/27(a)		585	527,962
Metalsa S A P I De Cv, 3.75%, 05/04/31(d)		485	341,319
Mexico City Airport Trust(d) 4.25%, 10/31/26		391	357,765
5.50%, 07/31/47		613	417,147
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(a)		1,475	957,183
Petroleos Mexicanos 6.50%, 03/13/27		882	761,386
8.75%, 06/02/29(a)		972	869,515
5.95%, 01/28/31		1,189	867,494
6.70%, 02/16/32		1,116	845,370
6.38%, 01/23/45		833	500,841
6.75%, 09/21/47		281	172,113
7.69%, 01/23/50		563	375,803
Trust Fibra Uno, 5.25%, 01/30/26(a)		495	465,702

			11,893,020

MultiNational — 0.1%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/27(a)		456	451,317
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(a)		500	449,315
Mongolian Mining Corp./Energy Resources LLC, 9.25%, 04/15/24(d)		390	262,470
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29(a)		200	160,125

			1,323,227

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Netherlands — 0.3%
Equate Petrochemical BV, 2.63%, 04/28/28(a)	USD	405	$357,412
Metinvest BV(d)
8.50%, 04/23/26		669	345,104
7.65%, 10/01/27		682	353,702
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.25%, 11/30/51		328	227,117
Titan Holdings II BV, 5.13%, 07/15/29(a)	EUR	566	490,230
Trivium Packaging Finance BV, 5.50%, 08/15/26(a)	USD	2,830	2,673,529
Vivo Energy Investments BV, 5.13%, 09/24/27(a)		1,540	1,451,450

			5,898,544

Oman — 0.0%
OQ SAOC, 5.13%, 05/06/28(a)		592	557,516

Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(a)		677	532,841

Paraguay — 0.0%
Frigorifico Concepcion SA, 7.70%, 07/21/28(a)		316	249,403

Peru — 0.1%
Inkia Energy Ltd., 5.88%, 11/09/27(d)		1,262	1,147,474
Nexa Resources SA, 5.38%, 05/04/27(a)		585	540,503

			1,687,977

Saudi Arabia — 0.1%
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(a)		1,562	1,415,367

Singapore — 0.2%
Continuum Energy Levanter Pte. Ltd., 4.50%, 02/09/27(a)		849	662,346
LMIRT Capital Pte. Ltd., 7.25%, 06/19/24(d)		1,000	870,000
Puma International Financing SA 5.13%, 10/06/24(a)		585	529,425
5.00%, 01/24/26(d)		719	623,193
TML Holdings Pte. Ltd., 4.35%, 06/09/26(d)		700	611,756

			3,296,720

South Africa — 0.1%
Eskom Holdings SOC Ltd., 8.45%, 08/10/28(d)		373	299,169
Sasol Financing USA LLC, 6.50%, 09/27/28		1,198	1,088,159

			1,387,328

Ukraine — 0.0%
NPC Ukrenergo, 6.88%, 11/09/26(a)		513	123,120

United Arab Emirates(d) — 0.1%
DP World Salaam, (5 year CMT + 5.75%), 6.00%(b)(n)		1,407	1,410,957
MAF Sukuk Ltd., 4.64%, 05/14/29		847	847,424

			2,258,381

United Kingdom — 0.7%
AstraZeneca PLC, 2.13%, 08/06/50		328	219,001
Avianca Midco 2 Ltd., 9.00%, 12/01/28(a)		763	863,570
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28(a)	GBP	2,355	2,234,625
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(a)	EUR	3,137	2,391,597
Constellation Automotive Financing PLC, 4.88%, 07/15/27(a)	GBP	317	302,919
Deuce Finco PLC, 5.50%, 06/15/27(a)		1,978	1,907,860
Inspired Entertainment Financing PLC, 7.88%, 06/01/26(a)		675	798,630
Kane Bidco Ltd. (a) 5.00%, 02/15/27	EUR	615	569,447

Security		Par (000)	Value

United Kingdom (continued)
Kane Bidco Ltd. (a) (continued) 6.50%, 02/15/27	GBP	699	$743,000
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(a)	USD	806	705,250
MARB BondCo PLC, 3.95%, 01/29/31(d)		439	335,405
Royalty Pharma PLC 2.15%, 09/02/31		2,470	1,927,302
3.55%, 09/02/50		235	164,085
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(a)		701	553,790
Vodafone Group PLC, 4.25%, 09/17/50		205	171,286

			13,887,767

United States — 10.2%
AbbVie, Inc., 4.25%, 11/21/49		164	145,588
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(a)		153	137,353
Affinity Gaming, 6.88%, 12/15/27(a)		1,000	840,040
Albertsons Cos., Inc./Safeway, Inc./New Albertsons
LP/Albertsons LLC, 4.63%, 01/15/27(a)		458	409,141
Allegiant Travel Co., 8.50%, 02/05/24(a)		5,000	4,937,500
Alphabet, Inc., 2.25%, 08/15/60		170	110,451
Amazon.com, Inc. 2.50%, 06/03/50		249	175,493
3.10%, 05/12/51		502	395,307
2.70%, 06/03/60		328	222,164
American Tower Corp. 3.10%, 06/15/50		629	434,821
2.95%, 01/15/51		252	170,625
Amgen, Inc., 2.77%, 09/01/53		328	221,297
AMN Healthcare, Inc., 4.00%, 04/15/29(a)		141	119,145
Anheuser-Busch InBev Worldwide, Inc., 4.50%, 06/01/50		361	324,530
Apple, Inc. 2.40%, 08/20/50		328	230,188
2.65%, 02/08/51		244	179,832
Ardagh Metal Packaging Finance USA LLC/Ardagh
Metal Packaging Finance PLC, 3.25%, 09/01/28(a) .		1,180	1,007,211
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 08/01/29(a)		242	181,500
Avaya, Inc., 6.13%, 09/15/28(a)		65	42,413
Azul Investments LLP 5.88%, 10/26/24(d)(o)		295	223,057
7.25%, 06/15/26(a)		495	343,808
Bank of America Corp.(b)
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51		316	272,347
(SOFR + 1.56%), 2.97%, 07/21/52		328	232,871
Series N, (SOFR + 1.65%), 3.48%, 03/13/52		277	216,614
Bausch Health Cos., Inc., 9.00%, 12/15/25(a)		129	95,312
Baxter International, Inc., 3.13%, 12/01/51		1,355	979,319
Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, 12/15/25(a)		250	236,292
Boyd Gaming Corp. 4.75%, 12/01/27		1,803	1,631,715
4.75%, 06/15/31(a)		1,831	1,547,232
Bristol-Myers Squibb Co., 2.55%, 11/13/50		328	232,049
Broadcom, Inc. (a) 2.45%, 02/15/31		3,660	2,940,585
3.75%, 02/15/51		517	383,028
Buckeye Partners LP, 4.50%, 03/01/28(a)		475	400,009
Caesars Entertainment, Inc., 6.25%, 07/01/25(a)		1,265	1,219,118
California Resources Corp., 7.13%, 02/01/26(a)		2,293	2,242,164
Calpine Corp., 4.50%, 02/15/28(a)		2,024	1,837,544

S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Carrier Global Corp., 3.38%, 04/05/40	USD	2,445	$1,916,684
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(a)		140	102,200
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/29(a)		1,322	1,181,656
CDI Escrow Issuer, Inc., 5.75%, 04/01/30(a)		591	537,810
Centene Corp. 2.45%, 07/15/28		1,524	1,271,077
2.63%, 08/01/31		1,017	809,024
Centennial Resource Production LLC, 5.38%, 01/15/26(a)		94	84,794
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50%, 06/01/41		234	163,777
3.70%, 04/01/51		297	200,978
3.85%, 04/01/61		328	215,704
Cheniere Energy, Inc., 4.63%, 10/15/28		925	833,027
Chesapeake Energy Corp. (a) 5.50%, 02/01/26		864	822,770
5.88%, 02/01/29		158	148,994
6.75%, 04/15/29		1,668	1,613,006
Cinemark Holdings, Inc., 4.50%, 08/15/25(k)		4,035	5,195,062
Citgo Holding, Inc., 9.25%, 08/01/24(a)		874	845,595
Citigroup, Inc., (SOFR + 4.55%), 5.32%, 03/26/41(b)		221	221,992
Coca-Cola Co., 2.50%, 03/15/51		328	237,544
Colgate Energy Partners III LLC (a) 7.75%, 02/15/26		151	143,546
5.88%, 07/01/29		125	109,531
Comcast Corp., 2.45%, 08/15/52		328	217,698
Commercial Metals Co., 4.38%, 03/15/32		724	593,009
Covanta Holding Corp., 4.88%, 12/01/29(a)		320	260,390
Crown Castle International Corp., 3.25%, 01/15/51		198	142,032
CSC Holdings LLC (a) 5.38%, 02/01/28		1,374	1,188,510
7.50%, 04/01/28		1,342	1,120,570
CSX Corp., 2.50%, 05/15/51		328	220,676
CVS Health Corp., 5.05%, 03/25/48		152	145,502
Dana, Inc. 5.63%, 06/15/28		1,390	1,196,485
4.25%, 09/01/30		174	135,059
Danaher Corp., 2.80%, 12/10/51		328	236,285
Dave & Buster’s, Inc., 7.63%, 11/01/25(a)		154	152,075
Dell International LLC/EMC Corp. 8.35%, 07/15/46		37	46,077
3.45%, 12/15/51(a)		328	221,918
Earthstone Energy Holdings LLC, 8.00%, 04/15/27(a)		2,445	2,313,581
Elevance Health, Inc., 3.13%, 05/15/50		289	218,156
Eli Lilly & Co., 2.25%, 05/15/50		328	231,828
Equinix, Inc. 3.00%, 07/15/50		164	112,282
2.95%, 09/15/51		257	173,407
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)		2,464	2,066,680
Flyr Convertible Notes, 8.00%, 07/20/23(c)		2,119	2,187,867
Flyr Secured Notes, 10.00%, 01/20/27(c)		1,113	1,120,680
Ford Motor Co., 3.25%, 02/12/32		636	475,664
Forestar Group, Inc. (a) 3.85%, 05/15/26		740	608,115
5.00%, 03/01/28		5,535	4,520,593
Freed Co. Ltd., 10.00%, 12/02/23(c)		5,965	5,756,225

Security		Par (000)	Value

United States (continued)
Freedom Mortgage Corp. (a) 8.13%, 11/15/24	USD	1,409	$1,215,488
8.25%, 04/15/25		2,575	2,167,341
FreeWire Technologies, Inc., 13.00%, 03/31/25(c)		2,255	2,308,218
Fresh Market, Inc., 9.75%, 05/01/23(a)		3,000	3,000,000
Frontier Communications Holdings LLC (a) 5.88%, 10/15/27		1,128	1,014,188
6.75%, 05/01/29		821	675,273
8.75%, 05/15/30		155	156,703
Full House Resorts, Inc., 8.25%, 02/15/28(a)		230	183,834
General Motors Co., 5.95%, 04/01/49		319	296,228
General Motors Financial Co., Inc., 2.35%, 01/08/31		2,485	1,926,581
Genesis Energy LP/Genesis Energy Finance Corp., 8.00%, 01/15/27		286	253,110
Gilead Sciences, Inc., 2.80%, 10/01/50		578	403,351
Goldman Sachs Group, Inc., (SOFR + 1.47%), 2.91%, 07/21/42(b)		1,335	974,780
Greenland Global Investment Ltd., 6.13%, 04/22/23(d).		240	79,200
HCA, Inc. 5.38%, 02/01/25		881	876,384
3.50%, 09/01/30		814	692,478
3.50%, 07/15/51		328	224,003
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc (a)
5.00%, 06/01/29		918	743,580
4.88%, 07/01/31		1,417	1,081,578
Home Depot, Inc., 2.38%, 03/15/51		328	221,810
Homes By West Bay LLC, 9.50%, 04/30/27(c)		5,256	4,960,613
Howard Hughes Corp. (a) 4.13%, 02/01/29		1,002	772,830
4.38%, 02/01/31		1,102	815,571
Howmet Aerospace, Inc., 6.88%, 05/01/25		115	118,140
Intel Corp., 3.10%, 02/15/60		62	44,270
Intercontinental Exchange, Inc., 3.00%, 09/15/60		328	220,997
International Business Machines Corp. 4.25%, 05/15/49		194	171,439
2.95%, 05/15/50		328	237,484
Johnson & Johnson, 2.25%, 09/01/50		328	229,022
JPMorgan Chase & Co.(b)
(SOFR + 1.51%), 2.53%, 11/19/41		328	234,667
(SOFR + 2.44%), 3.11%, 04/22/51		292	214,011
Kinetik Holdings LP, 5.88%, 06/15/30(a)		562	535,370
Legends Hospitality Holding Co. LLC/Legends
Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(a)		77	64,526
Level 3 Financing, Inc. (a) 4.63%, 09/15/27		1,880	1,602,700
4.25%, 07/01/28		988	791,635
3.63%, 01/15/29		1,030	794,184
Lightning eMotors, Inc., 7.50%, 05/15/24(a)(k)		945	666,225
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(a)		90	70,200
LogMeIn, Inc., 5.50%, 09/01/27(a)		575	400,353
Lowe’s Cos., Inc., 3.00%, 10/15/50		624	434,790
LYB International Finance III LLC 3.38%, 10/01/40		2,465	1,897,763
3.63%, 04/01/51		188	138,935
Marriott Ownership Resorts, Inc. 4.75%, 01/15/28		1,374	1,191,802
4.50%, 06/15/29(a)		942	783,441
MCM Trust, 1.00%, 01/01/59(c)		5,744	5,622,085
Medline Borrower LP, 3.88%, 04/01/29(a)		3,316	2,824,270

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Merck & Co., Inc., 2.45%, 06/24/50	USD	328	$230,346
MGM Resorts International 4.63%, 09/01/26		1,806	1,603,116
5.50%, 04/15/27		1,770	1,588,599
Microsoft Corp., 2.68%, 06/01/60		328	235,162
Midwest Gaming Borrower LLC/Midwest Gaming
Finance Corp., 4.88%, 05/01/29(a)		764	622,660
Moody’s Corp. 2.55%, 08/18/60		80	49,852
3.10%, 11/29/61		248	170,050
Morgan Stanley, (SOFR + 1.43%), 2.80%, 01/25/52(b) .		712	494,317
Motorola Solutions, Inc. 2.75%, 05/24/31		700	565,627
5.50%, 09/01/44		185	172,203
Nationstar Mortgage Holdings, Inc. (a) 6.00%, 01/15/27		242	209,920
5.50%, 08/15/28		2,056	1,649,197
5.13%, 12/15/30		1,318	985,245
5.75%, 11/15/31		488	373,662
New Home Co., Inc., 7.25%, 10/15/25(a)		618	505,215
Novartis Capital Corp., 2.75%, 08/14/50		1,275	992,595
NRG Energy, Inc., 3.38%, 02/15/29(a)		1,477	1,191,068
Oncor Electric Delivery Co. LLC, 2.70%, 11/15/51		1,365	997,498
Oracle Corp. 3.60%, 04/01/50		328	227,848
3.95%, 03/25/51		749	550,138
Pacific Gas & Electric Co., 4.50%, 07/01/40		43	32,939
Paramount Global, 4.95%, 05/19/50		189	158,413
Park Intermediate Holdings LLC/PK Domestic
Property LLC/PK Finance Co.Issuer, 4.88%, 05/15/29(a)		1,126	966,857
Parsley Energy LLC/Parsley Finance Corp., 4.13%, 02/15/28(a)		1,275	1,160,539
Peninsula Pacific Entertainment LLC/Peninsula
Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(a)		5,448	5,718,221
Pitney Bowes, Inc. (a) 6.88%, 03/15/27		2,000	1,588,427
7.25%, 03/15/29		2,000	1,513,080
Playtika Holding Corp., 4.25%, 03/15/29(a)		575	474,375
Rattler Midstream LP, 5.63%, 07/15/25(a)		283	282,878
Roche Holdings, Inc., 2.61%, 12/13/51(a)		328	238,150
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. (a) 3.63%, 03/01/29		1,485	1,167,685
3.88%, 03/01/31		1,282	960,590
Salesforce, Inc., 2.90%, 07/15/51		328	248,036
Sasol Financing USA LLC 4.38%, 09/18/26		799	696,313
5.50%, 03/18/31		954	729,333
Service Properties Trust 4.50%, 06/15/23		1,335	1,241,049
7.50%, 09/15/25		83	76,049
5.50%, 12/15/27		226	183,060
Sirius XM Radio, Inc., 5.50%, 07/01/29(a)		2,321	2,115,011
Southern California Edison Co., 2.95%, 02/01/51		1,450	983,144
SRS Distribution, Inc., 4.63%, 07/01/28(a)		182	159,250
Steel Dynamics, Inc., 3.25%, 10/15/50		238	163,667
Stem, Inc., 0.50%, 12/01/28(a)(k)		200	122,948

Security		Par (000)	Value

United States (continued)
Stillwater Mining Co., 4.50%, 11/16/29(a)	USD	425	$333,625
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/29		1,715	1,413,647
4.50%, 04/30/30(a)		737	595,042
Talen Energy Supply LLC (a)(e)(m) 7.25%, 05/15/27		2,829	2,785,575
6.63%, 01/15/28		2,138	2,070,164
Tap Rock Resources LLC, 7.00%, 10/01/26(a)		2,783	2,627,760
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)		2,249	2,072,926
Tenet Healthcare Corp. (a) 4.25%, 06/01/29		4,566	3,845,531
4.38%, 01/15/30		963	814,727
6.13%, 06/15/30		1,314	1,212,270
Texas Capital Bank NA, (3 mo. LIBOR US + 4.50%), 6.75%, 09/30/24(a)(b)		3,800	3,645,602
T-Mobile USA, Inc. 4.50%, 04/15/50		251	222,713
3.30%, 02/15/51		241	175,492
TransDigm, Inc., 6.25%, 03/15/26(a)		2,177	2,098,084
Travel & Leisure Co., 4.63%, 03/01/30(a)		467	361,925
United Wholesale Mortgage LLC (a) 5.50%, 11/15/25		2,517	2,156,037
5.75%, 06/15/27		1,429	1,145,715
UnitedHealth Group, Inc. 2.90%, 05/15/50		618	462,835
3.13%, 05/15/60		230	167,807
Venture Global Calcasieu Pass LLC, 3.88%, 11/01/33(a)		559	461,175
Verizon Communications, Inc. 2.88%, 11/20/50		302	214,302
3.55%, 03/22/51		351	281,387
2.99%, 10/30/56		328	227,721
VICI Properties LP 5.13%, 05/15/32		3,771	3,553,564
5.63%, 05/15/52		1,378	1,254,214
VICI Properties LP/VICI Note Co., Inc. (a) 4.63%, 06/15/25		3,880	3,690,850
4.25%, 12/01/26		1,200	1,095,972
Visa, Inc., 2.00%, 08/15/50		328	217,543
Vistra Operations Co. LLC, 5.00%, 07/31/27(a)		3,221	2,928,243
Walmart, Inc., 2.65%, 09/22/51		328	246,580
Walt Disney Co., 2.75%, 09/01/49		328	234,124
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (a) 5.50%, 03/01/25		1,776	1,625,040
5.25%, 05/15/27(o)		1,363	1,167,396
Xerox Holdings Corp. (a) 5.00%, 08/15/25		2,000	1,860,360
5.50%, 08/15/28		1,185	990,741
XHR LP (a) 6.38%, 08/15/25		861	830,312
4.88%, 06/01/29		170	145,836

			195,592,418

S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Vietnam — 0.1%
Mong Duong Finance Holdings BV, 5.13%, 05/07/29(d)	USD	1,500	$1,206,844

Total Corporate Bonds — 16.5% (Cost: $377,248,905)			315,750,375

Floating Rate Loan Interests(b)

Australia(c) — 0.0%
Oafit A Note Upsize 1.00%, 03/28/26	AUD	100	67,817
(1 mo. LIBOR + 5.50%), 8.00%, 01/21/24		810	552,841

			620,658

Belgium — 0.2%
Apollo Finco, 2021 EUR Term Loan B, (EURIBOR + 4.87%), 5.10%, 10/31/28	EUR	3,566	3,419,345

Canada — 0.0%
Great Canadian Gaming Corp., 2021 Term Loan, (3 mo. LIBOR + 4.00%, 0.75% Floor), 6.10%, 11/01/26	USD	276	259,026
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (SOFR + 6.00%, 1.00% Floor), 7.65%, 12/22/26		519	508,353

			767,379

Cayman Islands — 0.3%
Vita Global Finco Ltd., Term Loan B, (EURIBOR + 7.00%), 7.00%, 07/06/27(c)	EUR	5,046	5,175,769

Jersey — 0.2%
Vita Global FinCo Ltd., GBP Incremental Term Loan, (SONIA + 7.00%), 7.45%, 07/06/27(c)	GBP	3,028	3,607,308

Luxembourg — 0.5%
Luxembourg Life Fund (c) 2021 1st Lien Term Loan, (3 mo. LIBOR + 9.25%), 11.50%, 05/27/26	USD	3,397	3,346,044
2021 Term Loan, (3 mo. LIBOR + 9.25%), 11.50%, 04/01/23		2,896	2,881,520
Pronovias SL
EUR Term Loan B1, (EURIBOR + 4.50%), 4.50%, 10/02/24	EUR	1,473	1,060,226
EUR Term Loan B3, (EURIBOR + 4.50%), 4.50%, 10/02/24		3,720	2,676,635

			9,964,425

United Kingdom — 0.1%
Constellation Automative Ltd., (SONIA + 7.50%), 8.69%, 07/30/29	GBP	750	812,548
GVC Holdings Ltd., 2021 USD Term Loan B4, (3 mo. LIBOR + 2.25%), 3.74%, 03/16/27	USD	1,260	1,202,812

			2,015,360

United States — 7.1%
ACProducts Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%), 6.97%, 05/17/28		3,885	2,991,050
Altar Bidco, Inc., 2021 Term Loan, (SOFR + 3.35%), 5.51%, 02/01/29		852	781,284
American Auto Auction Group LLC, 2021 Term Loan B, (SOFR + 5.00%, 0.75% Floor), 7.05%, 12/30/27		2,984	2,782,585

Security		Par (000)	Value

United States (continued)
American Rock Salt Co. LLC, 2021 Term Loan, (1 Week LIBOR + 4.00%, 0.75% Floor), 5.67%, 06/09/28	USD	430	$386,923
AMF MF Portfolio, Term Loan, (Fixed + 6.69%), 6.67%, 11/01/28(c)		2,975	2,975,000
Avaya, Inc. 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 5.57%, 12/15/27		257	192,615
2021 Term Loan B2, (1 mo. LIBOR + 4.00%), 5.32%, 12/15/27		170	128,350
City Brewing Co. LLC, Closing Date Term Loan, (3 mo. LIBOR + 3.50%), 4.47%, 04/05/28		704	623,240
CML Hyatt Lost Pines, Term Loan, (1 mo. LIBOR + 3.43%), 4.63%, 09/09/26(c)		5,000	4,925,000
CML La Quinta Resort, Term Loan, (1 mo. LIBOR + 3.56%), 3.60%, 12/09/26(c)		6,800	6,726,985
CML ST Regis Aspen, Term Loan, (3 mo. LIBOR + 2.90%, 1.00% Floor), 4.31%, 02/09/27(c)		4,526	4,446,016
Cobham Ultra U.S. Co-Borrower LLC, USD Term Loan B, 11/17/28(p)		276	261,971
Conair Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.75%), 6.00%, 05/17/28		422	351,613
ConnectWise LLC, 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 5.75%, 09/29/28		794	722,872
Cypher Bidco, (EURIBOR + 4.50%), 4.50%, 03/01/28(c)	EUR	1,828	1,776,447
Digital Room Holdings, Inc., 2021 Term Loan, (1 mo. LIBOR + 5.25%), 6.92%, 12/21/28	USD	982	981,226
Directv Financing LLC, Term Loan, (1 mo. LIBOR + 5.00%, 0.75% Floor), 6.67%, 08/02/27		1,653	1,517,425
DS Parent, Inc., Term Loan, (3 mo. LIBOR + 5.75%, 0.75% Floor), 8.00%, 12/10/28		1,535	1,468,154
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 3.25%), 4.87%, 02/06/26		254	239,557
ECL Entertainment LLC, Term Loan, (3 mo. LIBOR + 7.50%, 0.75% Floor), 9.75%, 05/01/28		3,624	3,531,533
Emerald Electronics Manufacturing Services, Term Loan, (SOFR + 6.25%, 1.00% Floor), 7.88%, 12/29/27		1,175	1,127,264
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 11/24/28		967	911,234
Foundation Building Materials Holding Co. LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.49%, 01/31/28(c)		829	720,843
Galaxy Universal LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 7.16%, 11/12/26(c)		13,258	12,926,522
GoTo Group, Inc., Term Loan B, (1 mo. LIBOR + 4.75%), 6.35%, 08/31/27		865	655,333
Green Plains Operating Co. LLC, Term Loan, (3 mo. LIBOR + 5.00%), 7.00%, 07/20/26(c)		7,098	6,965,267
Herschend Entertainment Co. LLC, 2021 Term Loan, (1 mo. LIBOR + 3.75%), 5.44%, 08/27/28		390	370,526
Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 08/02/28		931	865,625
Hydrofarm Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 5.50%), 7.15%, 09/27/28(c)		1,926	1,772,214
IPS Corp., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 10/02/28		632	579,429

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
ITT Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 2.75%), 4.42%, 07/10/28	USD	688	$657,294
J&J Ventures Gaming LLC, Term Loan, (3 mo. LIBOR + 4.00%), 6.25%, 04/26/28		1,440	1,370,154
Jack Ohio Finance LLC, (1 mo. LIBOR + 4.75%, 0.75% Floor), 6.42%, 10/04/28(c)		572	537,270
Jeld-Wen, Inc., 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 3.92%, 07/28/28		3,125	2,958,983
LBM Acquisition LLC, Term Loan B, (1 mo. LIBOR + 3.75%, 0.75% Floor), 5.42%, 12/18/27		4,070	3,325,718
LSF11 A5 Holdco LLC, Term Loan, (SOFR + 3.50%), 5.14%, 10/15/28		1,434	1,338,486
Maverick Gaming LLC, Term Loan B, (3 mo. LIBOR + 7.50%, 1.00% Floor), 9.07%, 09/03/26		940	856,876
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%), 9.88%, 11/01/29		1,052	967,840
Medline Borrower LP, USD Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 10/23/28		3,670	3,397,430
MI Windows & Doors LLC, 2022 Term Loan, (SOFR + 3.50%), 5.13%, 12/18/27		538	503,520
MIP V Waste Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 12/08/28		1,509	1,456,395
Naked Juice LLC, 2nd Lien Term Loan, (SOFR + 6.00%), 8.15%, 01/24/30(c)		141	126,900
Opendoor GP II LLC, Term Loan, 10.00%, 01/23/26(c) .		6,663	6,310,108
OVG Business Services LLC, Initial Term Loan, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 10/13/28		5,234	4,906,765
Park River Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.25%), 4.22%, 12/28/27		2,200	1,790,154
Profrac Services LLC, (SOFR + 8.50%, 1.00% Floor), 10.01%, 03/04/25(c)		1,651	1,736,167
Project Ruby Ultimate Parent Corp., 2021 Term Loan, (1 mo. LIBOR + 3.25%), 4.92%, 03/03/28		921	861,736
Redstone Holdco 2 LP 2021 2nd Lien Term Loan, (3 mo. LIBOR + 7.75%), 8.97%, 04/27/29		620	530,720
2021 Term Loan, (3 mo. LIBOR + 4.75%), 5.93%, 04/27/28		1,129	967,579
Scientific Games Holdings LP, 2022 USD Term Loan B, (SOFR + 3.50%), 4.18%, 04/04/29		1,608	1,485,390
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (6 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27		863	768,454
SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.00%), 4.69%, 08/25/28		3,177	2,977,568
Signal Parent, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 04/03/28		2,865	2,186,807
Sonder Secured Notes, 01/19/27(c)(p)		8,568	7,754,040
Sovos Brands Intermediate, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.50%, 0.75% Floor), 4.25%, 06/08/28		336	316,587
Springs Windows Fashions LLC, 2021 Term Loan B, (1 mo. LIBOR + 4.00%, 0.75% Floor), 5.60%, 10/06/28		549	449,187
SRS Distribution, Inc., 2021 Term Loan B, (3 mo. LIBOR + 3.50%), 4.02%, 06/02/28		1,863	1,715,195
Talen Energy Supply LLC, 2022 DIP Term Loan, (SOFR + 4.75%, 0.75% Floor), 6.10%, 11/10/23		4,613	4,553,907

Security		Par (000)	Value

United States (continued)
The Enterprise Development Authority, Term Loan B, (1 mo. LIBOR + 4.25%, 0.75% Floor),
5.92%, 02/28/28	USD	4,267	$4,059,360
Triton Water Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.50%), 5.75%, 03/31/28		1,182	1,042,289
Twin River Worldwide Holdings, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%),
4.37%, 10/02/28		2,486	2,301,262
Ultimate Software Group, Inc., 2021 Term Loan, (3 mo. LIBOR + 3.25%), 4.21%, 05/04/26		408	381,090
Vaco Holdings LLC, 2022 Term Loan, (SOFR + 5.00%, 0.75% Floor), 7.20%, 01/21/29		1,160	1,112,800
Valcour Packaging LLC, 2021 1st Lien Term Loan, (6 mo. LIBOR + 3.75%), 5.22%, 10/04/28(c)		427	398,112
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.00%), 4.67%, 02/28/27		254	238,537
White Cap Buyer LLC, Term Loan B, (SOFR + 3.75%), 5.28%, 10/19/27		4,264	3,917,734

			134,962,517

Total Floating Rate Loan Interests — 8.4% (Cost: $172,441,536)			160,532,761

Foreign Agency Obligations

Argentina — 0.0%
Argentine Republic Government International Bond, 2.50%, 07/09/41(j)		1,752	451,116

Austria — 0.1%
Republic of Austria Government Bond, 2.10%, September 20, 2117(a)(d)	EUR	1,408	1,246,062

Bahrain — 0.1%
Bahrain Government International Bond 6.75%, 09/20/29(d)	USD	744	710,427
5.63%, 09/30/31(a)		321	276,120
5.45%, 09/16/32(d)		457	383,537

			1,370,084

Brazil — 0.4%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/24(q)	BRL	54,542	8,155,033

Chile — 0.1%
Chile Government International Bond 4.34%, 03/07/42	USD	694	619,395
4.00%, 01/31/52		290	240,265

			859,660

Colombia — 0.2%
Colombia Government International Bond 3.88%, 04/25/27		1,733	1,529,156
3.13%, 04/15/31		2,643	1,960,445

			3,489,601

Dominican Republic — 0.2%
Dominican Republic International Bond 5.95%, 01/25/27(d)		1,307	1,248,022
6.00%, 07/19/28(d)		342	316,948
5.50%, 02/22/29(a)		646	561,334
4.50%, 01/30/30(a)		1,312	1,046,976
4.88%, 09/23/32(a)		656	504,218
6.40%, 06/05/49(d)		790	587,464

			4,264,962

S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Egypt(a) — 0.1%
Egypt Government International Bond 5.75%, 05/29/24	USD	572	$510,510
8.50%, 01/31/47		400	235,000
7.50%, 02/16/61		400	221,000

			966,510

Guatemala — 0.1%
Guatemala Government Bond 4.50%, 05/03/26(d)		487	467,916
5.38%, 04/24/32(a)		735	676,797
3.70%, 10/07/33(d)		596	458,287
4.65%, 10/07/41(a)		551	401,644

			2,004,644

Hungary — 0.1%
Hungary Government International Bond, 5.25%, 06/16/29(a)		973	969,456

Indonesia — 0.2%
Indonesia Government International Bond 3.50%, 01/11/28		487	464,111
4.10%, 04/24/28		688	675,874
3.40%, 09/18/29		1,079	1,001,312
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 06/06/27(a)		510	506,175

			2,647,472

Ivory Coast — 0.1%
Ivory Coast Government International Bond, 6.38%, 03/03/28(d)		906	800,847

Mexico — 0.1%
Mexico Government International Bond 4.15%, 03/28/27		200	197,100
4.50%, 04/22/29		1,050	1,019,550
2.66%, 05/24/31		1,724	1,418,852

			2,635,502

Mongolia — 0.0%
Mongolia Government International Bond, 5.13%, 04/07/26(d)		827	736,121

Morocco — 0.1%
Morocco Government International Bond, 3.00%, 12/15/32(a)		1,221	866,910

Nigeria — 0.0%
Nigeria Government International Bond 8.38%, 03/24/29(a)		460	348,450
7.88%, 02/16/32(d)		561	388,493

			736,943

Oman(d) — 0.1%
Oman Government International Bond 6.50%, 03/08/47		909	762,424
6.75%, 01/17/48		1,588	1,365,680
7.00%, 01/25/51		316	278,080

			2,406,184

Panama — 0.1%
Panama Government International Bond 3.88%, 03/17/28		940	897,289

Security		Par (000)	Value

Panama (continued)
Panama Government International Bond (continued)
9.38%, 04/01/29	USD	498	$607,062
3.16%, 01/23/30		878	782,133

			2,286,484

Paraguay — 0.1%
Paraguay Government International Bond 4.70%, 03/27/27(d)		916	878,673
5.60%, 03/13/48(d)		529	415,860
5.40%, 03/30/50(a)		643	497,240

			1,791,773

Peru — 0.1%
Peruvian Government International Bond 2.78%, 01/23/31		497	423,009
1.86%, 12/01/32		850	646,425
3.00%, 01/15/34		504	413,532

			1,482,966

Qatar — 0.0%
Qatar Government International Bond 4.00%, 03/14/29(a)		316	319,160
4.40%, 04/16/50(d)		200	191,750

			510,910

Romania(a) — 0.1%
Romanian Government International Bond 5.25%, 11/25/27		972	925,830
3.00%, 02/14/31		74	56,924
3.63%, 03/27/32		1,440	1,124,370

			2,107,124

Saudi Arabia — 0.1%
Saudi Government International Bond 4.38%, 04/16/29(a)		452	457,650
4.50%, 04/17/30(d)		489	498,780
2.25%, 02/02/33(d)		1,770	1,469,100

			2,425,530

South Africa — 0.3%
Republic of South Africa Government Bond, 8.50%, 01/31/37	ZAR	82,500	4,005,636
Republic of South Africa Government International Bond
4.85%, 09/30/29	USD	440	375,595
5.88%, 04/20/32		1,080	912,600

			5,293,831

Spain(a)(d) — 0.2%
Spain Government Bond 0.50%, 10/31/31	EUR	1,487	1,315,836
3.45%, 07/30/66		2,868	3,118,228

			4,434,064

Sri Lanka(d) — 0.0%
Sri Lanka Government International Bond 5.75%, 04/18/23	USD	900	279,731
6.85%, 03/14/24(e)(m)		900	252,099
6.35%, 06/28/24		335	93,837

			625,667

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Ukraine — 0.0%
Ukraine Government International Bond 7.75%, 09/01/23(d)	USD	515	$159,650
8.99%, 02/01/24(d)		1,113	278,250
7.25%, 03/15/33(a)		955	233,975

			671,875

Uruguay — 0.0%
Uruguay Government International Bond, 4.38%, 10/27/27		470	475,376

Total Foreign Agency Obligations — 3.0% (Cost: $72,298,217)			56,712,707

		Shares

Investment Companies

United States — 1.1%
Invesco QQQ Trust, Series 1		14,100	3,951,948
iShares China Large-Cap ETF(r)		9,792	332,047
iShares iBoxx $ High Yield Corporate Bond ETF(r)		98,937	7,282,753
iShares MSCI Brazil ETF(r)		23,271	637,393
iShares Russell 2000 ETF(r)		9,800	1,659,727
KraneShares CSI China Internet ETF		40,520	1,327,435
SPDR Bloomberg High Yield Bond ETF		54,412	4,935,712
VanEck Semiconductor ETF		2,681	546,200

Total Investment Companies — 1.1% (Cost: $23,278,098)			20,673,215

		Par (000)

Municipal Bonds

Puerto Rico(b) — 0.1%
Commonwealth of Puerto Rico, GO 0.00%, 11/01/43	USD	443	220,253
0.00%, 11/01/51		4,628	1,990,040
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		1,841	561,446

Total Municipal Bonds — 0.1% (Cost: $2,924,265)			2,771,739

Non-Agency Mortgage-Backed Securities

United States — 11.3%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 06/05/37(a)(b)		2,000	1,635,000
Ajax Mortgage Loan Trust(a)
Series 2021-G, Class A, 1.88%, 06/25/61(b)		5,586	5,178,243
Series 2021-G, Class B, 3.75%, 06/25/61(b)		706	638,740
Series 2021-G, Class C, 0.00%, 06/25/61		1,277	1,153,145
BAMLL Commercial Mortgage Securities Trust(a)(b)
Class D, (1 mo. LIBOR US + 1.70%), 3.02%, 09/15/34		2,000	1,890,811
Series 2015-200P, Class F, 3.72%, 04/14/33		3,000	2,702,937
Series 2017-SCH, Class AL, (1 mo. LIBOR US + 0.90%), 2.23%, 11/15/32		2,000	1,882,358
Banc of America Commercial Mortgage Trust,
Series 2007-4, Class H, 6.35%, 02/10/51(a)(b)		543	542,646

Security		Par (000)	Value

United States (continued)
BFLD Trust, (1 mo. LIBOR US + 3.70%), 5.02%, 10/15/35(a)(b)	USD	4,000	$3,760,004
BX Commercial Mortgage Trust(a)(b)
Series 2019-XL, Class J, (1 mo. LIBOR US + 2.65%), 3.97%, 10/15/36		3,400	3,196,054
Series 2020-VIVA, Class D, 3.67%, 03/11/44		2,006	1,618,770
Series 2020-VKNG, Class G, (1 mo. LIBOR US + 3.25%), 4.57%, 10/15/37		1,729	1,604,865
Series 2021-VINO, Class G, (1 mo. LIBOR US + 3.95%), 5.28%, 05/15/38		450	402,387
BX Trust(a)(b)
Series 2021-ARIA, Class G, (1 mo. LIBOR US + 3.14%), 4.47%, 10/15/36		2,350	2,121,237
Series 2021-LBA, Class GJV, (1 mo. LIBOR US + 3.00%), 4.33%, 02/15/36		1,320	1,209,161
Series 2021-LBA, Class GV, (1 mo. LIBOR US + 3.00%), 4.33%, 02/15/36		1,030	933,292
Series 2021-MFM1, Class F, (1 mo. LIBOR US + 3.00%), 4.32%, 01/15/34		750	696,836
Series 2021-MFM1, Class G, (1 mo. LIBOR US + 3.90%), 5.22%, 01/15/34		1,780	1,648,009
Series 2021-SDMF, Class J, (1 mo. LIBOR US + 4.03%), 5.36%, 09/15/34		2,410	2,215,242
Series 2021-VIEW, Class E, (1 mo. LIBOR US + 3.60%), 4.92%, 06/15/36		2,455	2,273,188
CFCRE Commercial Mortgage Trust(a)
Series 2018-TAN, Class C, 5.29%, 02/15/33		1,500	1,484,640
Series 2018-TAN, Class E, 6.66%, 02/15/33(b)		1,100	1,085,610
CFMT LLC, Series 2020-HB4, Class M4, 4.95%, 12/26/30(a)(b)		3,400	3,296,860
Citigroup Commercial Mortgage Trust(b)
Series 2015-GC27, Class C, 4.57%, 02/10/48		1,000	944,295
Series 2016-C1, Class C, 5.11%, 05/10/49		1,735	1,668,406
Series 2019-PRM, Class E, 4.89%, 05/10/36(a)		2,000	2,011,051
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 4.82%, 11/15/37(a)(b)		3,932	3,734,999
COMM Mortgage Trust(b)
Series 2015-CR25, Class C, 4.68%, 08/10/48		2,000	1,841,974
Series 2019-GC44, Class 180B, 3.51%, 08/15/57(a)		1,900	1,675,916
Credit Suisse Mortgage Capital Certificates Trust (a) 0.81%, 02/15/24		3,400	3,367,564
Class E, (1 mo. LIBOR US + 3.50%), 4.83%, 11/15/38(b)		2,500	2,356,675
Series 2019-ICE4, Class F, (1 mo. LIBOR US + 2.65%), 3.97%, 05/15/36(b)		4,400	4,180,337
Series 2020-FACT, Class E, (1 mo. LIBOR US + 4.86%), 6.19%, 10/15/37(b)		1,000	949,636
Series 2020-FACT, Class F, (1 mo. LIBOR US + 6.16%), 7.48%, 10/15/37(b)		1,700	1,613,496
Series 2020-NET, Class D, 3.83%, 08/15/37(b)		1,275	1,153,082
Series 2021-980M, Class E, 3.65%, 07/15/31(b)		2,410	2,026,274
CSAIL Commercial Mortgage Trust, Series 2018- CX12, Class C, 4.90%, 08/15/51(b)		2,300	2,098,869
Deephaven Residential Mortgage Trust,
Series 2021-1, Class B2, 3.96%, 05/25/65(a)(b)		1,550	1,405,213
ELP Commercial Mortgage Trust, Series 2021-ELP, Class J, (1 mo. LIBOR US + 3.61%), 4.94%, 11/15/38(a)(b)		2,400	2,197,707

S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Freddie Mac STACR REMIC Trust(a)(b)
Series 2020-DNA5, Class B1, (30 day SOFR + 4.80%), 5.73%, 10/25/50	USD	2,500	$2,527,296
Series 2020-DNA6, Class B2, (30 day SOFR + 5.65%), 6.58%, 12/25/50		2,000	1,695,196
Series 2021-DNA5, Class B2, (30 day SOFR + 5.50%), 6.43%, 01/25/34		4,000	3,087,062
Series 2021-HQA1, Class B2, (30 day SOFR + 5.00%), 5.93%, 08/25/33		3,251	2,494,774
Series 2021-HQA3, Class B2, (30 day SOFR + 6.25%), 7.18%, 09/25/41		1,167	924,810
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA5, Class B1, (30 day SOFR + 4.00%), 4.93%, 11/25/50(a)(b)		3,650	3,437,407
Grace Trust, Series 2020-GRCE, Class F, 2.77%, 12/10/40(a)(b)		2,000	1,347,081
GS Mortgage Securities Corp. Trust(a)(b)
Series 2020-TWN3, Class D, (1 mo. LIBOR US + 3.70%), 5.02%, 11/15/37		2,500	2,445,400
Series 2021-IP, Class E, (1 mo. LIBOR US + 3.55%), 4.87%, 10/15/36		1,540	1,426,419
HONO Mortgage Trust(a)(b)
Series 2021-LULU, Class E, (1 mo. LIBOR US + 3.35%), 4.67%, 10/15/36		1,080	1,020,039
Series 2021-LULU, Class F, (1 mo. LIBOR US + 4.40%), 5.72%, 10/15/36		1,305	1,228,240
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class B1, 4.00%, 10/25/55(a)(b)		3,603	3,295,121
InTown Hotel Portfolio Trust, Series 2018-STAY, Class E, (1 mo. LIBOR US + 3.50%), 4.83%, 01/15/33(a)(b)		1,790	1,763,138
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class F, (1 mo. LIBOR US + 3.00%), 4.32%, 07/15/36(a)(b)		2,320	2,131,994
JP Morgan Mortgage Trust(a)(b)
Series 2021-1, Class A3X, 0.50%, 06/25/51		53,941	1,403,595
Series 2021-1, Class AX1, 0.13%, 06/25/51		218,893	1,348,533
Series 2021-1, Class AX4, 0.40%, 06/25/51		13,978	288,358
Series 2021-1, Class B4, 3.03%, 06/25/51		834	572,555
Series 2021-1, Class B5, 3.03%, 06/25/51		1,001	636,906
Series 2021-1, Class B6, 3.03%, 06/25/51		1,536	410,224
Series 2021-4, Class B4, 2.90%, 08/25/51		1,245	919,461
Series 2021-4, Class B5, 2.90%, 08/25/51		934	593,912
Series 2021-4, Class B6, 2.90%, 08/25/51		2,229	561,581
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M2, (1 mo. LIBOR US + 0.60%), 2.22%, 06/25/37(a)(b)		2,735	2,342,958
MCM Trust, 3.00%, 08/25/28(c)		2,382	1,595,934
MED Trust, Class G, (1 mo. LIBOR US + 5.25%), 6.58%, 11/15/38(a)(b)		7,203	6,484,943
Mello Warehouse Securitization Trust(a)(b)
Series 2020-2, Class F, (1 mo. LIBOR US + 3.25%), 4.87%, 11/25/53		1,368	1,347,708
Series 2020-2, Class G, (1 mo. LIBOR US + 4.75%), 6.37%, 11/25/53		822	809,815
Series 2021-1, Class G, (1 mo. LIBOR US + 4.38%), 5.04%, 02/25/55		4,560	4,517,904

Security		Par (000)	Value

United States (continued)
Morgan Stanley Capital I Trust(b)
Series 2017-H1, Class C, 4.28%, 06/15/50	USD	5,000	$4,568,319
Series 2018-H4, Class C, 5.24%, 12/15/51		1,150	1,046,342
MSCG Trust, Series 2018-SELF, Class F, (1 mo. LIBOR US + 3.05%), 4.37%, 10/15/37(a)(b)		3,000	2,839,199
New Residential Mortgage Loan Trust(a)(b)
Series 2019-RPL2, Class B3, 3.98%, 02/25/59		9,329	9,173,704
Series 2021-NQ1R, Class B1, 3.53%, 07/25/55		1,370	1,230,287
Series 2021-NQ1R, Class B2, 4.33%, 07/25/55		1,022	910,076
One New York Plaza Trust, Series 2020-1NYP, Class D, (1 mo. LIBOR US + 2.75%), 4.07%, 01/15/36(a)(b)		630	599,331
Seasoned Credit Risk Transfer Trust, Series 2020-3, Class BXS, 7.65%, 05/25/60(a)(b)		7,658	3,887,715
Seasoned Loans Structured Transaction Trust(a)(b)
Series 2020-2, Class M1, 4.75%, 09/25/60		10,000	9,589,987
Series 2020-3, Class M1, 4.75%, 04/26/60		8,000	7,684,427
SREIT Trust(a)(b)
Series 2021-MFP2, Class J, (1 mo. LIBOR US + 3.92%), 5.24%, 11/15/36		2,500	2,332,854
Series 2021-PALM, Class G, (1 mo. LIBOR US + 3.62%), 4.94%, 10/15/34		1,220	1,146,160
STAR Trust, 3.52%, 05/25/65(a)(b)		3,759	3,571,559
Starwood Mortgage Residential Trust(a)
Series 2020-INV, Class B1, 3.26%, 11/25/55		2,540	2,448,641
Series 2020-INV, Class B2, 4.26%, 11/25/55		1,225	1,178,350
TPGI Trust, Series 2021-DGWD, Class G, (1 mo. LIBOR US + 3.85%), 5.17%, 06/15/26(a)(b)		2,435	2,228,724
TVC DSCR, 2.38%, 02/01/51(c)		6,614	6,786,222
UBS Commercial Mortgage Trust, Series 2018-C11, Class C, 5.07%, 06/15/51(b)		671	606,317
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class D, 5.19%, 08/10/49(a)(b)		2,400	2,389,947
Verus Securitization Trust(a)(b)
Series 2020-5, Class B1, 3.71%, 05/25/65		2,400	2,153,313
Series 2020-5, Class B2, 4.71%, 05/25/65		1,400	1,243,486
Series 2021-R2, Class B1, 3.25%, 02/25/64		2,735	2,611,270
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA6, Class 1A, (12 mo. MTA + 0.81%), 1.29%, 07/25/47(b)		1,245	1,043,904
Wells Fargo Commercial Mortgage Trust(b)
Series 2019-C50, Class XA, 1.60%, 05/15/52		24,279	1,705,405
Series 2021-FCMT, Class D, (1 mo. LIBOR US + 3.50%), 4.82%, 05/15/31(a)		750	707,729
Western Alliance Bank, 7.70%, 12/28/24(a)		12,230	12,222,899

Total Non-Agency Mortgage-Backed Securities — 11.3% (Cost: $226,622,346)			214,960,060

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security		Benefical Interest (000)	Value

Other Interests

Canada — 0.3%
Sprott Private Resource Streaming & Royalty LP(c)(s)	USD	4,640	$6,136,864

Total Other Interests — 0.3% (Cost: $4,681,796)			6,136,864

		Par (000)

Preferred Securities

Capital Trusts — 0.1%(a)(b)(n)

Mexico — 0.1%
Banco Mercantil del Norte SA, 6.75%	USD	913	857,079

United States — 0.0%
Vistra Corp., 7.00%		800	726,000

			1,583,079

		Shares

Preferred Stocks — 2.7%

Germany — 0.3%
Porsche Automobil Holding SE, Preference Shares		9,786	650,877
Volkswagen AG, Preference Shares		4,443	598,204
Volocopter GMBH, (Acquired 03/03/21, Cost: $4,145,649)(c)(f)		780	4,229,355

			5,478,436

Sweden — 0.0%
Volta(c)		2,732	192,680

United Kingdom — 0.1%
10x Future Technologies Holdings Ltd., (Acquired 05/13/21, Cost: $4,334,124)(c)(f)		114,500	1,871,885

United States(c) — 2.3%
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $3,044,600)(f)		5,637	2,023,796
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $4,444,110)(f)		40,558	6,712,997
Caresyntax, Inc.		7,084	497,155
Cruise, Series G, (Acquired 03/25/21, Cost: $1,886,159)(f)		71,581	1,337,133
Databricks, Inc., Series G, (Acquired 02/01/21, Cost: $2,392,693)(f)		13,490	2,474,605
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $2,130,236)(f)		350,490	1,717,401
Dream Finders Homes, Inc.		10,172	9,574,395
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $1,482,935)(f)		253,147	989,805
Jumpcloud, Inc., Series E-1, (Acquired 10/30/20, Cost: $2,052,443)(f)		1,125,428	5,672,157
JumpCloud, Inc., (Acquired 09/03/21, Cost: $443,302)(f)		74,023	373,076
Lesson Nine GmbH, Series B		489,075	4,465,255
MNTN Digital, Inc., (Acquired 11/05/21, Cost: $1,353,207)(f)		58,924	853,809

Security		Shares	Value

United States (continued)
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $560,518)(f)		81,588	$ 420,994
Noodle Partners, Inc., Series C, (Acquired 08/26/21, Cost: $1,751,669)(f)		196,272	1,132,489
PsiQuantum Corp., Series C, (Acquired 05/21/21, Cost: $945,402)(f)		36,048	921,387
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $814,688)(f)		35,677	616,142
SambaNova Systems, Inc., Series D, (Acquired 04/09/21, Cost: $1,250,247)(f)		13,158	999,745
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $678,934)(f)		45,203	432,141
Ursa Major Technologies, Inc., (Acquired 09/13/21, Cost: $1,732,297)(f)		290,420	1,475,333
Verge Genomics, Inc., (Acquired 11/05/21, Cost: $1,626,608)(f)		305,363	1,447,421

			44,137,236

			51,680,237

Total Preferred Securities — 2.8% (Cost: $57,303,438)			53,263,316

		Par (000)

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.1%
Freddie Mac STACR REMIC Trust, Series 2020- DNA6, Class B1, (30 day SOFR + 3.00%), 3.93%, 12/25/50(a)(b)	USD	2,000	1,671,928

Mortgage-Backed Securities — 0.1%
Freddie Mac Multifamily Structured Pass Through Certificates, 1.36%, 12/25/29		18,250	1,347,976

Total U.S. Government Sponsored Agency Securities — 0.2% (Cost: $3,401,014)			3,019,904

U.S. Treasury Obligations
U.S. Treasury Bonds
1.75%, 08/15/41(t)		4,453	3,387,161
2.38%, 02/15/42		2,816	2,387,880
2.00%, 08/15/51(t)		6,354	4,910,467
1.88%, 11/15/51(t)		11,615	8,715,029
U.S. Treasury Notes, 1.38%, 11/15/31(t)		6,232	5,405,720

Total U.S. Treasury Obligations — 1.3% (Cost: $30,437,198)			24,806,257

		Shares

Warrants

Israel — 0.0%
Innovid Corp., (Expires: 11/30/26)(e)		8,959	1,434

United Kingdom(e) — 0.0%
Genius Sports Ltd., (Expires: 12/31/28)		42,127	18,540
Hedosophia European Growth, (Expires: 05/13/27)		46,897	6,389

			24,929

S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

United States — 0.0%
Altus Power, Inc., (Expires: 12/31/27)(e)	18,421	$23,947
Cano Health, Inc., (Expires: 06/03/26)(e)	33,630	22,868
Climate Real Impact Solutions II Acquisition Corp., (Expires: 12/31/27)(e)	9,558	1,625
Crown Proptech Acquisitions Pvt Ltd., (Expires: 02/01/26)(c)	74,120	8,894
Embark Technology, Inc., (Expires: 12/31/27)(e)	34,926	4,460
EVgo, Inc., (Expires: 09/15/25)(e)	40,220	50,275
Gores Holdings VIII, Inc., Class A, (Expires: 12/31/27)(e)	13,238	7,478
Highland Transcend Partners I Corp., (Expires: 12/31/27)(e)	32,320	3,907
Hippo Holdings, Inc., (Expires: 07/30/26)(e)	11,689	2,221
KINS Private Placement, (Expires: 12/31/25)(c)	184,016	18,402
KINS Technology Group, Inc., Class A, (Expires: 12/31/25)(e)	156,413	18,770
Latch, Inc., (Expires: 06/04/26)(e)	10,196	1,224
Lightning eMotors, Inc., (Expires: 05/18/25)	82,174	53,977
Offerpad Solutions, Inc., (Expires: 09/01/26)(e)	60,706	15,583
Pear Therapeutics, Inc., (Expires: 02/04/26)(e)	9,900	1,204
Proof Acquisition Corp., (Expires: 10/01/26)(c)	72,784	5,095
Rotor Acquisition Corp., (Expires: 06/15/27)	25,291	10,116
Sarcos Technology & Robotics Corp., Class A, (Expires: 06/15/27)(e)	68,671	37,433
Science Strategic Acquisition Corp. Alpha, (Expires: 12/31/27)(e)	11,388	1,032
Sonder Holdings, Inc., (Expires: 11/19/26)(c)	126,000	2,520
Tishman Speyer Innovation Corp. II, Class A, (Expires: 12/31/27)(e)	42,507	5,568
TPB Acquisition Corp. I, Class A, (Expires: 02/19/23)(e)	25,681	5,136
TPG Pace Beneficial Finance Corp., Class A, (Expires: 10/09/27)(e)	17,970	5,298
Volta, Inc., Series C, (Expires: 08/26/26)(e)	41,430	12,843

		319,876

Total Warrants — 0.0% (Cost: $1,618,391)		346,239

Total Long-Term Investments — 98.5% (Cost: $2,093,550,214)		1,880,799,085

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33%(r)(u)	42,287,816	42,287,816

Total Short-Term Securities — 2.2% (Cost: $42,287,816)		42,287,816

Options Purchased — 0.4% (Cost: $11,581,519)		7,672,735

Total Investments Before Options Written — 101.1% (Cost: $2,147,419,549)		1,930,759,636

Options Written — (0.6)% (Premiums Received: $(10,752,959))		(12,541,371)

Total Investments, Net of Options Written — 100.5% (Cost: $2,136,666,590)		1,918,218,265
Liabilities in Excess of Other Assets — (0.5)%		(9,110,111)

Net Assets — 100.0%		$1,909,108,154

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(e)	Non-income producing security.
(f)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $77,774,460, representing 4.1% of its net assets as of period end, and an original cost of $95,872,537.

(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Financial Statements for details on the wholly-owned subsidiary.
(i)	When-issued security.
(j)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(k)	Convertible security.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Perpetual security with no stated maturity date.
(o)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Zero-coupon bond.
(r)	Affiliate of the Trust.
(s)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(t)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(u)	Annualized 7-day yield as of period end.

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$ 37,246,671	$ 5,041,145	(a)	$—	$—	$—	$42,287,816	42,287,816	$110,969	$—
iShares China Large-Cap ETF	358,191	—		—	—	(26,144)	332,047	9,792	1,429	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	14,226,439		(5,976,191)	(451,009)	(516,486)	7,282,753	98,937	70,019	—
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	—	13,335,589		(13,639,509)	303,920	—	—	—	—	—
iShares MSCI Brazil ETF	653,217	—		—	—	(15,824)	637,393	23,271	34,886	—
iShares Russell 2000 ETF	2,180,010	3,400,130		(3,685,878)	63,669	(298,204)	1,659,727	9,800	8,759	—

					$(83,420)	$(856,658)	$52,199,736		$226,062	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas S.A	1.00	%(b)	06/01/22	Open	$ 207,975	$208,021	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	(0.50	)(b)	06/22/22	Open	875,728	875,630	Corporate Bonds	Open/Demand

					$1,083,703	$1,083,651

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BOBL	76	09/08/22	$9,891	$145,188
FTSE 100 Index	3	09/16/22	261	(1,094)
FTSE/MIB Index	10	09/16/22	1,114	(28,506)
MSCI Emerging Markets Index	10	09/16/22	501	(427)
10-Year U.S. Treasury Note	778	09/21/22	92,084	(528,061)
U.S. Long Bond	105	09/21/22	14,500	(113,749)
Ultra U.S. Treasury Bond	228	09/21/22	35,190	(172,065)
5-Year U.S. Treasury Note	1,465	09/30/22	164,263	(653,113)

				(1,351,827)

Short Contracts
30-Year Euro Buxl Bond	33	09/08/22	5,656	320,547
Euro BTP	180	09/08/22	23,224	254,507
Euro Bund	86	09/08/22	13,409	(8,359)
Euro-Schatz	131	09/08/22	14,984	(154,071)
Euro Stoxx 50 Index	407	09/16/22	14,713	145,657
NASDAQ 100 E-Mini Index	135	09/16/22	31,130	(548,308)
Russell 2000 E-Mini Index	8	09/16/22	683	3,098
S&P 500 E-Mini Index	436	09/16/22	82,611	(765,981)
10-Year U.S. Ultra Long Treasury Note	1,841	09/21/22	233,922	2,427,774

S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts (continued)
Long Gilt.	61	09/28/22	$8,464	$248,700
2-Year U.S. Treasury Note	530	09/30/22	111,217	402,805

				2,326,369

				$974,542

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	43,947,450	EUR	40,548,325	Morgan Stanley & Co. International PLC	07/21/22	$1,410,773
USD	445,722	EUR	420,880	State Street Bank and Trust Co.	08/16/22	3,398
USD	3,260,958	EUR	3,071,614	State Street Bank and Trust Co.	08/18/22	32,364
USD	5,136,506	EUR	4,851,293	State Street Bank and Trust Co.	08/18/22	37,279
USD	17,351,107	CAD	21,945,749	Morgan Stanley & Co. International PLC	09/14/22	299,312
USD	300,117,305	EUR	280,265,798	JPMorgan Chase Bank N.A.	09/14/22	4,932,656
USD	57,871,045	GBP	46,184,276	JPMorgan Chase Bank N.A.	09/14/22	1,575,043
CAD	738,639	USD	570,226	Deutsche Bank AG	09/15/22	3,694
CAD	776,261	USD	600,073	Deutsche Bank AG	09/15/22	3,080
CAD	6,811,061	USD	5,272,439	State Street Bank and Trust Co.	09/15/22	19,734
CNH	22,996,444	USD	3,393,915	UBS AG	09/15/22	40,212
EUR	10,851,801	USD	11,373,589	Bank of America N.A.	09/15/22	56,719
EUR	29,581,320	USD	31,147,604	Deutsche Bank AG	09/15/22	10,690
EUR	74,251,868	USD	77,819,225	UBS AG	09/15/22	390,993
GBP	1,470,179	USD	1,770,414	Barclays Bank PLC	09/15/22	21,688
HKD	53,269,393	USD	6,802,164	Goldman Sachs International	09/15/22	862
JPY	54,318,494	USD	401,404	State Street Bank and Trust Co.	09/15/22	923
USD	5,681,475	EUR	5,380,469	Bank of America N.A.	09/15/22	14,174
USD	384,610	EUR	361,300	State Street Bank and Trust Co.	09/15/22	4,049
USD	193,541	JPY	25,938,032	Bank of America N.A.	09/15/22	1,423
USD	9,798,440	JPY	1,310,624,995	Bank of America N.A.	09/15/22	90,892
USD	12,898,900	JPY	1,733,510,350	Barclays Bank PLC	09/15/22	59,121
USD	7,508,972	SEK	76,291,498	Bank of America N.A.	09/15/22	28,830
EUR	1,825,591	USD	1,921,133	BNP Paribas S.A.	09/21/22	2,642
MXN	149,307,718	USD	7,187,240	Bank of America N.A.	09/21/22	131,464
USD	2,942,493	EUR	2,788,188	Barclays Bank PLC	09/21/22	4,350
USD	1,989,954	EUR	1,870,585	BNP Paribas S.A.	09/21/22	18,765
USD	1,468,335	ZAR	23,843,556	UBS AG	09/21/22	14,372
USD	3,070,000	ZAR	49,852,195	UBS AG	09/21/22	30,049

						9,239,551

EUR	69,347,995	USD	74,259,705	Morgan Stanley & Co. International PLC	09/14/22	(1,220,242)
USD	23,001,778	HKD	180,119,998	Morgan Stanley & Co. International PLC	09/14/22	(874)
BRL	19,495,221	USD	3,874,018	Morgan Stanley & Co. International PLC	09/15/22	(224,917)
DKK	113,841	USD	16,143	Morgan Stanley & Co. International PLC	09/15/22	(19)
DKK	1,315,164	USD	187,046	State Street Bank and Trust Co.	09/15/22	(768)
EUR	44,200	USD	46,958	State Street Bank and Trust Co.	09/15/22	(403)
JPY	402,048,658	USD	3,019,523	HSBC Bank USA N.A.	09/15/22	(41,625)
USD	6,243,521	AUD	9,060,251	Bank of America N.A.	09/15/22	(14,101)
USD	1,948,877	CHF	1,880,000	Bank of America N.A.	09/15/22	(30,436)
USD	1,186,471	CHF	1,177,709	Morgan Stanley & Co. International PLC	09/15/22	(53,452)
USD	11,671,988	CNH	78,961,000	Deutsche Bank AG	09/15/22	(119,490)
USD	808,320	DKK	5,736,291	Deutsche Bank AG	09/15/22	(4,157)
USD	4,628,081	EUR	4,402,536	State Street Bank and Trust Co.	09/15/22	(9,153)
USD	343,657	MXN	7,212,007	Goldman Sachs International	09/15/22	(10,267)
USD	188,914	NOK	1,881,150	Bank of America N.A.	09/15/22	(2,375)

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

JPY	1,275,123,416	USD	9,670,979	JPMorgan Chase Bank N.A.	09/21/22	$(221,586)
USD	7,816,000	MXN	164,353,285	Citibank N.A.	09/21/22	(240,201)

						(2,194,066)

						$7,045,485

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alcoa Corp.	99	07/15/22	USD	100.00	USD	451	$347
Alphabet Inc., Class C	11	07/15/22	USD	2,200.00	USD	2,406	72,545
Alphabet Inc., Class C	2	07/15/22	USD	2,400.00	USD	437	2,080
Amazon.com, Inc.	40	07/15/22	USD	115.00	USD	425	4,180
Compagnie Financiere Richemont SA	53	07/15/22	CHF	130.00	CHF	539	1,138
Devon Energy Corp.	645	07/15/22	USD	70.00	USD	3,555	5,483
Devon Energy Corp.	1,131	07/15/22	USD	80.00	USD	6,233	2,828
Diamondback Energy, Inc.	453	07/15/22	USD	157.65	USD	5,488	6,795
Intuit, Inc.	14	07/15/22	USD	390.00	USD	540	15,610
InvesCo QQQ Trust, Series 1	55	07/15/22	USD	320.00	USD	1,542	825
InvesCo QQQ Trust, Series 1	37	07/15/22	USD	315.00	USD	1,037	944
InvesCo QQQ Trust, Series 1	150	07/15/22	USD	325.00	USD	4,204	1,425
Marathon Oil Corp.	1,222	07/15/22	USD	27.00	USD	2,747	18,330
Marathon Oil Corp.	1,114	07/15/22	USD	30.00	USD	2,504	6,127
Marathon Oil Corp.	1,168	07/15/22	USD	33.00	USD	2,626	3,504
Occidental Petroleum Corp.	494	07/15/22	USD	70.00	USD	2,909	15,561
Occidental Petroleum Corp.	122	07/15/22	USD	75.00	USD	718	1,403
Raymond James Financial, Inc.	51	07/15/22	USD	100.00	USD	456	3,698
SPDR S&P 500 ETF Trust	349	07/15/22	USD	450.00	USD	13,166	524
10-Year U.S. Treasury Note Future	292	07/22/22	USD	118.00	USD	34,561	360,437
CF Industries Holdings, Inc.	136	08/19/22	USD	115.00	USD	1,166	9,860
CSX Corp.	198	08/19/22	USD	40.00	USD	575	1,485
Daimler AG	94	08/19/22	EUR	70.00	EUR	519	887
Eli Lilly & Co.	35	08/19/22	USD	320.00	USD	1,135	65,975
Generac Holdings, Inc.	18	08/19/22	USD	300.00	USD	379	2,745
Halliburton Co.	136	08/19/22	USD	39.00	USD	426	7,208
Northrop Grumman Corp.	18	08/19/22	USD	500.00	USD	861	22,410
SPDR S&P 500 ETF Trust	63	08/19/22	USD	450.00	USD	2,377	914
SPDR S&P Biotech ETF	237	08/19/22	USD	80.00	USD	1,760	71,574
Domino’s Pizza, Inc.	11	09/16/22	USD	400.00	USD	429	22,825
General Motors Co.	422	09/16/22	USD	45.00	USD	1,340	6,330
General Motors Co.	119	09/16/22	USD	38.00	USD	378	9,699
Mosaic Co.	245	09/16/22	USD	70.00	USD	1,157	15,190
Pandora A/S	25	09/16/22	DKK	696.25	DKK	1,127	530
Eli Lilly & Co.	12	10/21/22	USD	330.00	USD	389	26,520
Dynatrace, Inc.	111	11/18/22	USD	45.00	USD	438	38,295
Commerzbank AG	447	12/16/22	EUR	9.00	EUR	299	97,668
LVMH Moet Hennessy Louis Vuitton SE	18	12/16/22	EUR	640.00	EUR	1,047	48,101
SAP Investor Relations, ADR	71	12/16/22	USD	100.00	USD	644	30,885
Abbott Laboratories	100	01/20/23	USD	125.00	USD	1,087	30,850
Adobe, Inc.	18	01/20/23	USD	480.00	USD	659	19,035
Align Technology, Inc.	26	01/20/23	USD	290.00	USD	615	56,030
Alphabet Inc., Class C	8	01/20/23	USD	2,500.00	USD	1,750	96,800
Booking Holdings, Inc.	6	01/20/23	USD	2,600.00	USD	1,049	17,160
Dynatrace, Inc.	112	01/20/23	USD	45.00	USD	442	48,720
Eli Lilly & Co.	35	01/20/23	USD	340.00	USD	1,135	88,287
Eli Lilly & Co.	35	01/20/23	USD	320.00	USD	1,135	122,062
Glencore International PLC	112	01/20/23	GBP	5.80	GBP	503	20,291
Humana, Inc.	17	01/20/23	USD	500.00	USD	796	50,830
Intuit, Inc.	19	01/20/23	USD	450.00	USD	732	45,410

S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Nike, Inc., Class B	94	01/20/23	USD	135.00	USD	961	$18,941
Otis Worldwide Corp.	117	01/20/23	USD	85.00	USD	827	17,258
salesforce.com, Inc.	61	01/20/23	USD	200.00	USD	1,007	55,052
salesforce.com, Inc.	61	01/20/23	USD	210.00	USD	1,007	41,023
ServiceNow, Inc.	21	01/20/23	USD	550.00	USD	999	84,945
SPDR S&P 500 ETF Trust	260	01/20/23	USD	430.00	USD	9,809	177,970
XPO Logistics, Inc.	78	01/20/23	USD	57.50	USD	376	30,810

							2,024,359

Put
Alibaba Group Holding Ltd.	186	07/15/22	USD	85.00	USD	2,114	3,999
Clorox Co.	83	07/15/22	USD	120.00	USD	1,170	2,283
Coca-Cola Co.	476	07/15/22	USD	60.00	USD	2,995	17,374
Coca-Cola Co.	595	07/15/22	USD	57.50	USD	3,743	9,818
Consumer Staples Select Sector SPDR Fund	2,079	07/15/22	USD	68.00	USD	15,006	72,765
InvesCo QQQ Trust	324	07/15/22	USD	325.00	USD	9,081	1,477,926
iShares China Large-Cap ETF	754	07/15/22	USD	32.00	USD	2,557	25,259
iShares iBoxx $ Investment Grade Corporate Bond ETF	683	07/15/22	USD	109.00	USD	7,515	52,249
iShares Russell 2000 ETF	196	07/15/22	USD	175.00	USD	3,319	151,116
iShares Russell 2000 ETF	59	07/15/22	USD	165.00	USD	999	16,078
Kraft Heinz Co.	705	07/15/22	USD	35.00	USD	2,689	9,870
Micron Technology, Inc.	131	07/15/22	USD	67.50	USD	724	168,662
Procter & Gamble Co.	288	07/15/22	USD	130.00	USD	4,141	8,064
Apple, Inc.	360	08/19/22	USD	130.00	USD	4,922	174,600
ConocoPhillips	92	08/19/22	USD	90.00	USD	826	64,170
FedEx Corp.	78	08/19/22	USD	210.00	USD	1,768	50,505
InvesCo QQQ Trust	200	08/19/22	USD	255.00	USD	5,606	115,400
iShares iBoxx $ Investment Grade Corporate Bond ETF	733	08/19/22	USD	108.00	USD	8,065	104,452
Kroger Co.	529	08/19/22	USD	45.00	USD	2,504	75,382
Procter & Gamble Co.	192	08/19/22	USD	135.00	USD	2,761	48,288
10-Year U.S. Treasury Note Future	226	08/26/22	USD	115.00	USD	26,749	102,406
Consumer Staples Select Sector SPDR Fund	1,663	09/16/22	USD	73.00	USD	12,004	503,057
Dollar Tree, Inc.	119	09/16/22	USD	145.00	USD	1,855	85,382
Exxon Mobil Corp.	127	09/16/22	USD	100.00	USD	1,088	215,582
Sherwin-Williams Co. (The)	73	09/16/22	USD	240.00	USD	1,635	162,425
SPDR S&P 500 ETF Trust	179	12/16/22	USD	350.00	USD	6,753	284,341
ConocoPhillips	94	01/20/23	USD	90.00	USD	844	122,670
Energy Select Sector SPDR Fund	235	01/20/23	USD	65.00	USD	1,680	136,887
EQT Corp.	235	01/20/23	USD	35.00	USD	808	163,325
Exxon Mobil Corp.	106	01/20/23	USD	80.00	USD	908	79,765
Valero Energy Corp.	83	01/20/23	USD	105.00	USD	882	128,650

							4,632,750

							$6,657,109

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	One Touch	Bank of America N.A.	—	07/01/22	CNH	7.13	CNH	7.13	USD	228	$—
USD Currency	Up-and-out	Bank of America N.A.	—	07/01/22	CNH	7.13	CNH	7.13	USD	9,281	9

											9

Put
JPY Currency	One Touch	HSBC Bank PLC	—	08/24/22	JPY	118.00	JPY	118.00	USD	229	3,525

											$3,534

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

OTC Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Bank of America N.A.	07/14/22	CNH	7.00	USD	7,784	$156
USD Currency	JPMorgan Chase Bank N.A.	07/21/22	CNH	6.70	USD	9,123	43,655

							43,811

Put
EUR Currency	Bank of America N.A.	07/11/22	USD	1.03	EUR	14,076	25,195
EUR Currency	JPMorgan Chase Bank N.A.	07/11/22	USD	1.00	EUR	14,076	4,012
EUR Currency	JPMorgan Chase Bank N.A.	07/21/22	CHF	1.00	EUR	11,404	89,429
EUR Currency	JPMorgan Chase Bank N.A.	07/29/22	CHF	0.99	EUR	11,404	61,272
EUR Currency	Morgan Stanley & Co. International PLC	08/12/22	USD	1.03	EUR	30,729	207,154
USD Currency	Goldman Sachs International	09/08/22	JPY	130.00	USD	13,893	132,397

							519,459

							$563,270

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Call
30-Year Interest Rate Swap, 07/07/52.	3-Month LIBOR, 2.29%	Quarterly	1.52%	Semi-Annual	Citibank N.A.	07/05/22	1.52%	USD	9,679	$—
30-Year Interest Rate Swap, 07/08/52.	3-Month LIBOR, 2.29%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55	USD	2,043	—
30-Year Interest Rate Swap, 07/08/52.	3-Month LIBOR, 2.29%	Quarterly	1.55%	Semi-Annual	Deutsche Bank AG	07/06/22	1.55	USD	2,043	—
1-Year Interest Rate Swap, 03/18/24.	3-Month LIBOR, 2.29%	Quarterly	0.80%	Semi-Annual	Morgan Stanley & Co. International PLC	03/16/23	0.80	USD	124,708	21,732

										21,732

Put
5-Year Interest Rate Swap, 07/07/27.	2.91%	Semi-Annual	1-Day SOFR, 0.82%	Quarterly	Morgan Stanley & Co. International PLC	07/05/22	2.91	USD	23,669	28,848
1-Year Interest Rate Swap, 04/03/24.	2.47%	Annual	1-Day SONIA, 0.94%	Annual	Goldman Sachs International	04/03/23	2.47	GBP	46,645	398,242

										427,090

										$448,822

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
InvesCo QQQ Trust, Series 1	150	07/15/22	USD	340.00	USD	4,204	$(525)
10-Year U.S. Treasury Note Future	292	07/22/22	USD	120.00	USD	34,561	(100,375)
Alphabet Inc., Class C	4	08/19/22	USD	2,500.00	USD	875	(13,460)
Amazon.com, Inc.	26	08/19/22	USD	125.00	USD	276	(10,732)
American Tower Corp.	41	08/19/22	USD	280.00	USD	1,048	(13,940)
Applied Materials, Inc.	42	08/19/22	USD	105.00	USD	382	(8,148)
Archer-Daniels-Midland Co.	71	08/19/22	USD	80.00	USD	551	(20,767)
Bank of America Corp.	228	08/19/22	USD	35.00	USD	710	(9,576)
Boston Scientific Corp.	177	08/19/22	USD	42.00	USD	660	(8,850)
CF Industries Holdings, Inc.	85	08/19/22	USD	95.00	USD	729	(30,600)
Comcast Corp., Class A	77	08/19/22	USD	42.50	USD	302	(4,543)
ConocoPhillips	534	08/19/22	USD	120.00	USD	4,796	(25,365)
ConocoPhillips	57	08/19/22	USD	105.00	USD	512	(9,091)
Costco Wholesale Corp.	13	08/19/22	USD	510.00	USD	623	(12,025)
EQT Corp.	750	08/19/22	USD	55.00	USD	2,580	(13,125)
EQT Corp.	402	08/19/22	USD	41.00	USD	1,383	(57,285)
Exxon Mobil Corp.	81	08/19/22	USD	105.00	USD	694	(4,374)

S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Fortive Corp.	147	08/19/22	USD	60.00	USD	799	$(9,923)
Home Depot, Inc.	47	08/19/22	USD	325.00	USD	1,289	(4,865)
Home Depot, Inc.	16	08/19/22	USD	300.00	USD	439	(7,240)
InvesCo QQQ Trust	100	08/19/22	USD	315.00	USD	2,803	(19,050)
Mastercard, Inc., Class A	39	08/19/22	USD	350.00	USD	1,230	(19,792)
Microsoft Corp.	100	08/19/22	USD	280.00	USD	2,568	(42,500)
Morgan Stanley	73	08/19/22	USD	80.00	USD	555	(16,936)
Nice Ltd.	40	08/19/22	USD	230.00	USD	770	(6,600)
ServiceNow, Inc.	11	08/19/22	USD	550.00	USD	523	(12,485)
Starbucks Corp.	47	08/19/22	USD	80.00	USD	359	(12,267)
TE Connectivity Ltd.	51	08/19/22	USD	125.00	USD	577	(9,818)
Thermo Fisher Scientific, Inc.	12	08/19/22	USD	580.00	USD	652	(14,880)
United Parcel Service, Inc., Class B	56	08/19/22	USD	190.00	USD	1,022	(34,300)
Valero Energy Corp.	42	08/19/22	USD	125.00	USD	446	(10,374)
Vulcan Materials Co.	51	08/19/22	USD	160.00	USD	725	(10,965)
Walt Disney Co.	52	08/19/22	USD	105.00	USD	491	(10,036)
Exxon Mobil Corp.	127	09/16/22	USD	115.00	USD	1,088	(4,572)
General Motors Co.	422	09/16/22	USD	52.50	USD	1,340	(1,688)
AbbVie, Inc.	106	01/20/23	USD	165.00	USD	1,623	(70,225)
ConocoPhillips	94	01/20/23	USD	125.00	USD	844	(27,260)
EQT Corp.	235	01/20/23	USD	50.00	USD	808	(57,575)
Exxon Mobil Corp.	106	01/20/23	USD	110.00	USD	908	(26,182)
LyondellBasell Industries, NV Ordinary Shares Class	144	01/20/23	USD	124.80	USD	1,259	(9,360)
Merck & Co., Inc.	164	01/20/23	USD	100.00	USD	1,495	(49,200)
Valero Energy Corp.	83	01/20/23	USD	150.00	USD	882	(31,747)

							(862,621)

Put
Alcoa Corp.	99	07/15/22	USD	70.00	USD	451	(242,055)
Alibaba Group Holding Ltd.	279	07/15/22	USD	70.00	USD	3,172	(1,395)
Alphabet Inc., Class C	21	07/15/22	USD	2,100.00	USD	4,594	(76,440)
Alphabet Inc., Class C	9	07/15/22	USD	1,800.00	USD	1,969	(2,903)
Alphabet Inc., Class C	2	07/15/22	USD	2,000.00	USD	437	(3,490)
Amazon.com, Inc.	220	07/15/22	USD	121.00	USD	2,337	(327,800)
Apple, Inc.	98	07/15/22	USD	140.00	USD	1,340	(54,390)
Apple, Inc.	97	07/15/22	USD	125.00	USD	1,326	(8,488)
Coca-Cola Co.	476	07/15/22	USD	55.00	USD	2,995	(4,998)
Coca-Cola Co.	595	07/15/22	USD	52.50	USD	3,743	(3,868)
Compagnie Financiere Richemont SA	53	07/15/22	CHF	100.00	CHF	539	(18,571)
Consumer Staples Select Sector SPDR Fund	2,079	07/15/22	USD	63.00	USD	15,006	(37,422)
Freeport-McMoRan, Inc.	273	07/15/22	USD	32.00	USD	799	(90,772)
InvesCo QQQ Trust	324	07/15/22	USD	310.00	USD	9,081	(1,000,836)
InvesCo QQQ Trust, Series 1	55	07/15/22	USD	265.00	USD	1,542	(16,170)
InvesCo QQQ Trust, Series 1	37	07/15/22	USD	260.00	USD	1,037	(7,641)
iShares China Large-Cap ETF	754	07/15/22	USD	29.00	USD	2,557	(3,770)
iShares iBoxx $ High Yield Corporate Bond ETF	706	07/15/22	USD	77.00	USD	5,197	(270,045)
iShares iBoxx $ Investment Grade Corporate Bond ETF	683	07/15/22	USD	105.00	USD	7,515	(7,855)
Kraft Heinz Co.	705	07/15/22	USD	32.50	USD	2,689	(3,173)
Micron Technology, Inc.	263	07/15/22	USD	60.00	USD	1,454	(152,540)
Nike, Inc., Class B	177	07/15/22	USD	95.00	USD	1,809	(17,169)
Procter & Gamble Co.	288	07/15/22	USD	115.00	USD	4,141	(5,472)
Raymond James Financial, Inc.	51	07/15/22	USD	85.00	USD	456	(6,503)
Alphabet Inc., Class C	21	08/19/22	USD	1,900.00	USD	4,594	(88,725)
Amazon.com, Inc.	220	08/19/22	USD	95.00	USD	2,337	(81,950)
Amazon.com, Inc.	200	08/19/22	USD	90.00	USD	2,124	(78,477)
Apple, Inc.	191	08/19/22	USD	120.00	USD	2,611	(46,222)
Apple, Inc.	614	08/19/22	USD	115.00	USD	8,395	(98,854)
ConocoPhillips	92	08/19/22	USD	75.00	USD	826	(18,124)
CSX Corp.	198	08/19/22	USD	30.00	USD	575	(36,135)
Daimler AG	94	08/19/22	EUR	60.00	EUR	519	(59,351)
Eli Lilly & Co.	35	08/19/22	USD	260.00	USD	1,135	(6,965)
FedEx Corp.	78	08/19/22	USD	180.00	USD	1,768	(13,377)

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Generac Holdings, Inc.	18	08/19/22	USD	220.00	USD	379	$(46,260)
Halliburton Co.	136	08/19/22	USD	30.00	USD	426	(27,404)
Home Depot, Inc.	47	08/19/22	USD	250.00	USD	1,289	(27,377)
InvesCo QQQ Trust	300	08/19/22	USD	215.00	USD	8,408	(36,750)
iShares iBoxx $ High Yield Corporate Bond ETF	934	08/19/22	USD	72.00	USD	6,875	(141,034)
iShares iBoxx $ Investment Grade Corporate Bond ETF	733	08/19/22	USD	103.00	USD	8,065	(32,618)
Kroger Co.	529	08/19/22	USD	40.00	USD	2,504	(21,160)
Microsoft Corp.	76	08/19/22	USD	220.00	USD	1,952	(23,788)
Microsoft Corp.	108	08/19/22	USD	215.00	USD	2,774	(27,702)
Northrop Grumman Corp.	18	08/19/22	USD	400.00	USD	861	(5,535)
Procter & Gamble Co.	192	08/19/22	USD	120.00	USD	2,761	(14,976)
10-Year U.S. Treasury Note Future	452	08/26/22	USD	113.00	USD	53,498	(84,750)
Albemarle Corp.	95	09/16/22	USD	180.00	USD	1,985	(94,050)
Amazon.com, Inc.	120	09/16/22	USD	85.00	USD	1,275	(51,436)
Consumer Staples Select Sector SPDR Fund	1,663	09/16/22	USD	66.00	USD	12,004	(315,138)
Dollar Tree, Inc.	119	09/16/22	USD	125.00	USD	1,855	(32,963)
Domino’s Pizza, Inc.	11	09/16/22	USD	300.00	USD	429	(4,070)
Exxon Mobil Corp.	127	09/16/22	USD	90.00	USD	1,088	(118,110)
General Motors Co.	422	09/16/22	USD	32.00	USD	1,340	(125,756)
General Motors Co.	119	09/16/22	USD	30.00	USD	378	(24,811)
Pandora A/S	25	09/16/22	DKK	550.00	DKK	1,116	(40,419)
Eli Lilly & Co.	12	10/21/22	USD	260.00	USD	389	(6,030)
Dynatrace, Inc.	111	11/18/22	USD	35.00	USD	438	(37,185)
Commerzbank AG	447	12/16/22	EUR	7.20	EUR	299	(54,338)
LVMH Moet Hennessy Louis Vuitton SE	18	12/16/22	EUR	520.00	EUR	1,047	(55,080)
SAP Investor Relations, ADR	71	12/16/22	USD	80.00	USD	644	(26,625)
SPDR S&P 500 ETF Trust	268	12/16/22	USD	310.00	USD	10,110	(202,742)
Abbott Laboratories	100	01/20/23	USD	105.00	USD	1,087	(71,250)
Adobe, Inc.	18	01/20/23	USD	400.00	USD	659	(108,495)
Align Technology, Inc.	26	01/20/23	USD	230.00	USD	615	(93,210)
Alphabet Inc., Class C	12	01/20/23	USD	1,600.00	USD	2,625	(56,220)
Alphabet Inc., Class C	8	01/20/23	USD	2,000.00	USD	1,750	(112,480)
Amazon.com, Inc.	240	01/20/23	USD	80.00	USD	2,549	(93,600)
Apple, Inc.	171	01/20/23	USD	100.00	USD	2,338	(52,155)
Booking Holdings, Inc.	6	01/20/23	USD	2,000.00	USD	1,049	(220,920)
Dynatrace, Inc.	112	01/20/23	USD	35.00	USD	442	(44,800)
Eli Lilly & Co.	35	01/20/23	USD	280.00	USD	1,135	(49,612)
Eli Lilly & Co.	35	01/20/23	USD	260.00	USD	1,135	(33,687)
Glencore International PLC	112	01/20/23	GBP	4.50	GBP	503	(85,462)
Humana, Inc.	17	01/20/23	USD	390.00	USD	796	(28,135)
Intuit, Inc.	19	01/20/23	USD	370.00	USD	732	(74,860)
Microsoft Corp.	94	01/20/23	USD	200.00	USD	2,414	(58,985)
Nike, Inc., Class B	94	01/20/23	USD	110.00	USD	961	(141,470)
Otis Worldwide Corp.	117	01/20/23	USD	65.00	USD	827	(45,045)
salesforce.com, Inc.	122	01/20/23	USD	160.00	USD	2,013	(211,060)
ServiceNow, Inc.	21	01/20/23	USD	450.00	USD	999	(112,350)
XPO Logistics, Inc.	78	01/20/23	USD	45.00	USD	376	(43,290)

							(6,307,139)

							$(7,169,760)

S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	JPMorgan Chase Bank N.A.	—	07/21/22	CNH	6.90	USD	9,123	$(2,637)

Put
EUR Currency	Bank of America N.A.	—	07/11/22	USD	1.00	EUR	14,076	(4,012)
EUR Currency	JPMorgan Chase Bank N.A.	—	07/21/22	CHF	1.00	EUR	11,404	(89,428)
EUR Currency	JPMorgan Chase Bank N.A.	—	07/29/22	CHF	0.97	EUR	11,404	(20,185)
EUR Currency	Morgan Stanley & Co. International PLC	—	08/12/22	USD	1.00	EUR	15,364	(35,551)
EUR Currency	Morgan Stanley & Co. International PLC	—	08/12/22	USD	1.00	EUR	15,364	(39,093)
USD Currency	Goldman Sachs International	—	09/08/22	JPY	125.00	USD	13,893	(57,071)
S&P 500 Index	Citibank N.A.	1,565	09/16/22	USD	3,700.00	USD	5,924	(222,102)

								(467,442)

								$(470,079)

OTC Credit Default Swaptions Written

Description	Paid by the Trust	Received by the Trust	Frequency	Counterparty	Expiration Date	Credit Rating(a)	Exercise Price	Notional Amount (000)(b)	Value
	Rate/Reference	Rate/Reference
Call
Buy Protection 5-Year Credit Default Swap, 06/20/27	CDX.NA.HY.38.V2	5.00%	Quarterly	JPMorgan Chase Bank N.A.	09/21/22	N/R	USD103.00	USD 3,708	$ (3,921)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 02/17/25	1.40%	Semi-Annual	1-Day SOFR, 0.82%	Quarterly	Morgan Stanley & Co. International PLC	02/15/23	1.40%	USD	47,688	$(47,763)
1-Year Interest Rate Swap, 03/18/24	0.40%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.40	USD	124,708	(13,485)
1-Year Interest Rate Swap, 03/18/24	0.60%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	Morgan Stanley & Co. International PLC	03/16/23	0.60	USD	124,708	(17,067)

										(78,315)

Put
10-Year Interest Rate Swap, 08/14/32	1-Day SOFR, 0.82%	Quarterly	3.20%	Semi-Annual	Goldman Sachs International	08/12/22	3.20	USD	5,845	(24,132)
10-Year Interest Rate Swap, 08/19/32	1-Day SOFR, 0.82%	Quarterly	3.23%	Semi-Annual	Citibank N.A.	08/17/22	3.23	USD	11,245	(47,965)
10-Year Interest Rate Swap, 08/26/32	1-Day SOFR, 0.82%	Quarterly	3.10%	Semi-Annual	Morgan Stanley & Co. International PLC	08/24/22	3.10	USD	22,802	(171,980)
10-Year Interest Rate Swap, 09/02/32	1-Day SOFR, 0.82%	Quarterly	3.00%	Semi-Annual	Morgan Stanley & Co. International PLC	08/31/22	3.00	USD	11,824	(131,222)
10-Year Interest Rate Swap, 09/02/32	1-Day SOFR, 0.82%	Quarterly	3.00%	Semi-Annual	Morgan Stanley & Co. International PLC	08/31/22	3.00	USD	11,645	(129,226)
10-Year Interest Rate Swap, 09/25/32	1-Day SOFR, 0.82%	Quarterly	3.45%	Semi-Annual	Citibank N.A.	09/23/22	3.45	USD	16,651	(78,701)
5-Year Interest Rate Swap, 10/06/27	1-Day SOFR, 0.82%	Quarterly	2.91%	Semi-Annual	Morgan Stanley & Co. International PLC	10/04/22	2.91	USD	23,669	(272,756)
10-Year Interest Rate Swap, 11/25/32	1-Day SOFR, 0.82%	Quarterly	3.20%	Semi-Annual	Goldman Sachs International	11/23/22	3.20	USD	10,953	(148,456)
10-Year Interest Rate Swap, 12/10/32	1-Day SOFR, 0.82%	Quarterly	3.35%	Semi-Annual	Morgan Stanley & Co. International PLC	12/08/22	3.35	USD	23,452	(262,076)
2-Year Interest Rate Swap, 02/17/25	1-Day SOFR, 0.82%	Quarterly	2.60%	Semi-Annual	Morgan Stanley & Co. International PLC	02/15/23	2.60	USD	47,688	(616,671)
2-Year Interest Rate Swap, 02/17/25	1-Day SOFR, 0.82%	Quarterly	2.70%	Semi-Annual	Morgan Stanley & Co. International PLC	02/15/23	2.70	USD	47,688	(562,839)

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

OTC Interest Rate Swaptions Written (continued)

Description	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Put (continued)
10-Year Interest Rate Swap, 03/25/33	1-Day SOFR, 0.82%	Quarterly	3.27%	Semi-Annual	Goldman Sachs International	03/23/23	3.27%	USD	35,297	$(636,860)
10-Year Interest Rate Swap, 03/26/33	1-Day SOFR, 0.82%	Quarterly	3.28%	Semi-Annual	Goldman Sachs International	03/24/23	3.28	USD	11,452	(204,297)
1-Year Interest Rate Swap, 04/03/24	1-Day SONIA, 0.94%	Annual	3.22%	Annual	Goldman Sachs International	04/03/23	3.22	GBP	93,289	(434,365)
10-Year Interest Rate Swap, 04/08/33	1-Day SOFR, 0.82%	Quarterly	3.40%	Semi-Annual	Morgan Stanley & Co. International PLC	04/06/23	3.40	USD	11,867	(186,240)
10-Year Interest Rate Swap, 04/20/33	1-Day SOFR, 0.82%	Quarterly	3.45%	Semi-Annual	Morgan Stanley & Co. International PLC	04/18/23	3.45	USD	11,735	(177,675)
10-Year Interest Rate Swap, 05/07/33	1-Day SOFR, 0.82%	Quarterly	3.75%	Semi-Annual	Citibank N.A.	05/05/23	3.75	USD	11,690	(126,119)
10-Year Interest Rate Swap, 05/13/33	1-Day SOFR, 0.82%	Quarterly	3.57%	Semi-Annual	Goldman Sachs International	05/11/23	3.57	USD	33,633	(460,837)
10-Year Interest Rate Swap, 06/25/33	1-Day SOFR, 0.82%	Quarterly	3.67%	Semi-Annual	Citibank N.A.	06/23/23	3.67	USD	11,101	(146,879)

										(4,819,296)

										$(4,897,611)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V10	5.00%	Quarterly	06/20/25	CC	USD	20,020	$26,911	$596,570	$(569,659)
CDX.NA.HY.35.V2	5.00	Quarterly	12/20/25	CCC	USD	9,121	(25,861)	533,270	(559,131)
ITRAXX.XO.34.V2	5.00	Quarterly	12/20/25	CCC	EUR	29,059	118,549	2,910,638	(2,792,089)
ITRAXX.XO.35.V1	5.00	Quarterly	06/20/26	CCC+	EUR	4,639	(40,618)	559,304	(599,922)
CDX.NA.HY.38.V2	5.00	Quarterly	06/20/27	B+	USD	64,871	(1,802,605)	(653,742)	(1,148,863)

							$(1,723,624)	$3,946,040	$(5,669,664)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Month MXIBOR, 8.03%	Monthly	4.42%	Monthly	N/A	02/28/23	MXN	88,484	$(140,530)	$4	$(140,534)
1-Month MXIBOR, 8.03%	Monthly	4.50%	Monthly	N/A	03/03/23	MXN	88,456	(139,043)	5	(139,048)
1-Month MXIBOR, 8.03%	Monthly	4.68%	Monthly	N/A	02/27/24	MXN	62,782	(237,465)	8	(237,473)
1-Month MXIBOR, 8.03%	Monthly	4.86%	Monthly	N/A	03/01/24	MXN	62,782	(229,194)	8	(229,202)
1-Day SOFR, 0.82%	Annual	1.13%	Annual	N/A	03/07/24	USD	51,255	(1,514,878)	191	(1,515,069)
1-Day SOFR, 0.82%	Annual	1.13%	Annual	N/A	03/08/24	USD	77,139	(2,285,667)	288	(2,285,955)
1-Day SOFR, 0.82%	Annual	1.08%	Annual	N/A	03/18/24	USD	103,986	(3,260,365)	395	(3,260,760)
0.57%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	06/28/24	USD	17,798	926,683	91	926,592
0.51%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	07/13/24	USD	16,466	885,112	85	885,027
0.55%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	07/20/24	USD	24,485	1,295,079	128	1,294,951
0.49%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	07/23/24	USD	16,158	879,996	85	879,911
0.49%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	07/23/24	USD	16,158	881,170	85	881,085
0.56%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	08/12/24	USD	24,674	1,330,159	133	1,330,026
0.55%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	08/13/24	USD	16,080	869,502	87	869,415
0.57%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	08/27/24	USD	8,071	437,895	44	437,851
0.57%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	08/27/24	USD	8,071	437,407	44	437,363
0.57%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	08/27/24	USD	7,990	432,744	44	432,700
0.57%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A	08/27/24	USD	8,111	438,968	45	438,923

S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.57%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		08/27/24	USD	8,111	$438,595	$45	$438,550
2.00%	Annual	1-Day SOFR, 0.82%	Annual	02/17/23	(a)	02/17/25	USD	13,415	245,947	59	245,888
0.68%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		02/19/26	USD	15,214	1,233,066	102	1,232,964
0.70%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		02/22/26	USD	4,158	334,743	28	334,715
3-Month LIBOR, 2.29%	Quarterly	0.83%	Semi-Annual	N/A		03/08/26	USD	48,830	(3,703,018)	333	(3,703,351)
0.63%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		05/26/26	USD	70,700	6,347,348	517	6,346,831
0.64%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		05/27/26	USD	106,500	9,526,182	778	9,525,404
0.85%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		05/27/26	USD	35,500	2,894,794	259	2,894,535
3-Month LIBOR, 2.29%	Quarterly	0.98%	Semi-Annual	N/A		06/28/26	USD	10,679	(843,565)	80	(843,645)
3-Month LIBOR, 2.29%	Quarterly	0.87%	Semi-Annual	N/A		07/13/26	USD	9,703	(788,424)	72	(788,496)
0.94%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		10/14/26	USD	5,628	480,720	44	480,676
1.17%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		10/14/26	USD	8,887	674,683	71	674,612
1.15%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		11/10/26	USD	23,695	1,845,141	192	1,844,949
3-Month LIBOR, 2.29%	Quarterly	1.39%	Semi-Annual	N/A		01/07/27	USD	37,639	(2,494,732)	314	(2,495,046)
3-Month LIBOR, 2.29%	Quarterly	1.42%	Semi-Annual	N/A		01/10/27	USD	15,327	(995,677)	128	(995,805)
3-Month LIBOR, 2.29%	Quarterly	1.47%	Semi-Annual	N/A		01/14/27	USD	5,554	(348,874)	47	(348,921)
3-Month LIBOR, 2.29%	Quarterly	1.63%	Semi-Annual	N/A		02/09/27	USD	50,827	(2,876,416)	433	(2,876,849)
1-Day SOFR, 0.82%	Annual	1.56%	Annual	N/A		03/07/27	USD	25,627	(1,290,508)	222	(1,290,730)
1.17%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		02/04/31	USD	5,187	727,331	73	727,258
1.20%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		02/05/31	USD	3,049	422,593	43	422,550
3-Month LIBOR, 2.29%	Quarterly	1.40%	Semi-Annual	N/A		04/07/31	USD	22,642	(2,887,743)	328	(2,888,071)
3-Month LIBOR, 2.29%	Quarterly	1.42%	Semi-Annual	N/A		04/08/31	USD	13,011	(1,639,472)	188	(1,639,660)
1.57%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		05/27/31	USD	8,424	978,490	124	978,366
1.54%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		05/28/31	USD	1,495	177,362	22	177,340
0.02%	Annual	6-Month EURIBOR, 0.26%	Semi-Annual	N/A		08/26/31	EUR	9,317	1,695,253	174	1,695,079
1.40%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		10/12/31	USD	7,217	972,397	108	972,289
1.38%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		10/14/31	USD	4,388	597,508	66	597,442
1.38%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		10/14/31	USD	6,391	871,839	96	871,743
3-Month LIBOR, 2.29%	Quarterly	1.59%	Semi-Annual	N/A		10/14/31	USD	33,197	(3,947,408)	504	(3,947,912)
3-Month LIBOR, 2.29%	Quarterly	1.62%	Semi-Annual	N/A		11/19/31	USD	22,524	(2,658,245)	345	(2,658,590)
1.44%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		11/26/31	USD	3,858	513,239	58	513,181
1.41%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		11/30/31	USD	2,669	362,425	40	362,385
3-Month LIBOR, 2.29%	Quarterly	1.76%	Semi-Annual	N/A		01/28/32	USD	35,747	(3,715,282)	555	(3,715,837)
2.38%	Annual	1-Day SOFR, 0.82%	Annual	N/A		04/08/32	USD	2,085	64,982	33	64,949
2.58%	Annual	1-Day SOFR, 0.82%	Annual	N/A		05/24/32	USD	14,246	237,018	(13,914)	250,932
2.60%	Annual	1-Day SOFR, 0.82%	Annual	N/A		05/26/32	USD	2,456	36,841	39	36,802
1.70%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		11/26/41	USD	2,070	441,418	48	441,370
1.45%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		12/11/50	USD	2,193	646,283	66	646,217
1.45%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		01/07/51	USD	7,090	2,070,482	212	2,070,270
1.52%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		01/08/51	USD	2,422	671,202	73	671,129
1.63%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		01/25/51	USD	5,110	1,310,004	153	1,309,851
1.58%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		02/01/51	USD	5,275	1,405,678	158	1,405,520
1.66%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		02/04/51	USD	2,952	737,164	89	737,075
1.68%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		02/05/51	USD	3,049	749,649	92	749,557
1.91%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		02/22/51	USD	1,179	235,261	35	235,226
2.01%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		05/27/51	USD	4,357	807,113	134	806,979
1.97%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		05/28/51	USD	718	138,260	22	138,238
2.04%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		06/07/51	USD	1,360	245,308	42	245,266
3-Month LIBOR, 2.29%	Quarterly	1.83%	Semi-Annual	N/A		06/22/51	USD	3,001	(668,619)	92	(668,711)
1.63%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		08/23/51	USD	1,036	266,922	31	266,891
1.85%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		10/15/51	USD	1,453	314,790	45	314,745
1.82%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		10/18/51	USD	2,257	502,488	70	502,418
3-Month LIBOR, 2.29%	Quarterly	1.84%	Semi-Annual	N/A		11/08/51	USD	2,452	(540,019)	76	(540,095)
1.71%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		11/30/51	USD	978	241,106	30	241,076
1.96%	Semi-Annual	3-Month LIBOR, 2.29%	Quarterly	N/A		01/21/52	USD	9,600	1,822,255	296	1,821,959

									$15,893,451	$(3,860)	$15,897,311

(a)	Forward Swap.

38	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	2,000	$(341,843)	$(446,788)	$104,945
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	2,000	(341,843)	(436,166)	94,323
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	N/R	USD	1,500	(256,382)	(166,709)	(89,673)

								$(940,068)	$(1,049,663)	$109,595

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
China Fixing Repo Rates 7-Day, 2.50%	Quarterly	2.60%	Quarterly	Morgan Stanley & Co. International PLC	N/A	09/15/26	CNY	157,107	$43,249	$—	$43,249

OTC Total Return Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency
1-Day SOFR minus 2.25%,0.82%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	BNP Paribas S.A.	N/A	07/15/22	USD	3,638	$(95,303)	$—	$(95,303)
1-Day SOFR minus 2.10%,0.82%	Quarterly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	Goldman Sachs International	N/A	07/15/22	USD	4,990	36,655	—	36,655
1-Day SOFR minus 2.25%,0.82%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	JPMorgan Chase Bank N.A.	N/A	07/15/22	USD	2,645	19,344	—	19,344
1-Day SOFR minus 2.30%,0.82%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	Merrill Lynch International	N/A	07/15/22	USD	1,993	(52,171)	—	(52,171)
1-Day SOFR minus 1.20%,0.82%	Monthly	SPDR Bloomberg High Yield Bond ETF	Monthly	Citibank N.A.	N/A	07/15/22	USD	1,888	8,096	—	8,096
iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	1-Day SOFR minus 0.90%, 0.82%	Monthly	Citibank N.A.	N/A	07/19/22	USD	2,443	74,816	—	74,816
iShares iBoxx $ Investment Grade Corporate Bond ETF	Monthly	1-Day SOFR minus 0.90%, 0.82%	Monthly	Citibank N.A.	N/A	07/19/22	USD	1,207	36,703	—	36,703
PPG Industries Inc	Quarterly	1-Day SOFR minus 0.13%, 0.82%	Quarterly	BNP Paribas S.A.	N/A	09/02/22	USD	726	81,898	—	81,898
PPG Industries Inc	Quarterly	1-Day SOFR minus 0.12%, 0.82%	Quarterly	BNP Paribas S.A.	N/A	09/02/22	USD	26	2,933	—	2,933
Sherwin Williams	Quarterly	1-Day SOFR minus 0.10%, 0.82%	Quarterly	BNP Paribas S.A.	N/A	09/02/22	USD	67	11,342	—	11,342
PPG Industries Inc	Quarterly	1-Day SOFR minus 0.08%, 0.82%	Quarterly	BNP Paribas S.A.	N/A	09/02/22	USD	655	73,876	—	73,876
Sherwin Williams	Quarterly	1-Day SOFR minus 0.08%, 0.82%	Monthly	BNP Paribas S.A.	N/A	09/02/22	USD	685	116,311	—	116,311

S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

OTC Total Return Swaps (continued)

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency
1-Day SOFR minus 1.65%,0.82%	Quarterly	iShares iBoxx $ High Yield Corporate Bond ETF	Quarterly	BNP Paribas S.A.	N/A	09/16/22	USD	2,916	$(7,635)	$—	$(7,635)
1-Day SOFR minus 1.60%,0.82%	Quarterly	iShares iBoxx $ High Yield Corporate Bond ETF	Quarterly	Goldman Sachs International	N/A	09/16/22	USD	2,520	(7,068)	—	(7,068)
1-Day SOFR minus 1.85%,0.82%	Quarterly	iShares iBoxx $ High Yield Corporate Bond ETF	Quarterly	JPMorgan Chase Bank N.A.	N/A	09/16/22	USD	7,191	(18,601)	—	(18,601)
1-Day SOFR minus 1.75%,0.82%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	Merrill Lynch International	N/A	09/16/22	USD	973	(26,432)	—	(26,432)
1-Day SOFR minus 1.25%,0.82%	Monthly	SPDR Bloomberg High Yield Bond ETF	Monthly	BNP Paribas S.A.	N/A	09/16/22	USD	9,678	(153,871)	—	(153,871)
1-Day SOFR minus 0.90%,0.82%	Monthly	SPDR Bloomberg High Yield Bond ETF	Monthly	Citibank N.A.	N/A	09/16/22	USD	944	3,861	—	3,861
Snap Inc., Class A	Monthly	1-Day SOFR minus 0.18%, 0.82%	Monthly	BNP Paribas S.A.	N/A	09/16/22	USD	308	(17,534)	—	(17,534)

									$87,220	$—	$87,220

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)		Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long.	Monthly	Citibank N.A.	(b)	10/11/23	$6,606,040	$13,348	(c)	$6,534,160	0.3%

(a)

The Trust receives the total return on a portfolio of long positions underlying the total return swap. The Trust pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Trust pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $85,228 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

(b)
Range:	26 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)

40	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date October 11, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Italy
Leonardo SpA	644,026	$6,534,160	100.0%

Net Value of Reference Entity — Citibank N.A		$6,534,160

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$4,609,836	$(667,656)	$53,107,071	$(42,879,424)	$—
OTC Swaps	—	(1,049,663)	721,700	(468,288)	—
Options Written	N/A	N/A	2,626,842	(4,415,254)	(12,541,371)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$148,755	$—	$3,799,521	$—	$3,948,276
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts.	—	—	—	9,239,551	—	—	9,239,551
Options purchased
Investments at value — unaffiliated(b)	—	—	6,194,266	566,804	911,665	—	7,672,735
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	53,107,071	—	53,107,071
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	199,268	479,183	—	43,249	—	721,700

	$—	$199,268	$6,822,204	$9,806,355	$57,861,506	$—	$74,689,333

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,344,316	$—	$1,629,418	$—	$2,973,734
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,194,066	—	—	2,194,066
Options written
Options written at value	—	3,921	7,206,737	247,977	5,082,736	—	12,541,371

S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	$—	$5,669,664	$—	$—	$37,209,760	$—	$42,879,424
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	1,139,336	378,615	—	—	—	1,517,951

	$—	$6,812,921	$8,929,668	$2,442,043	$43,921,914	$—	$62,106,546

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended June 30, 2022, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$(681,967)	$—	$38,214,628	$—	$9,550,048	$—	$47,082,709
Forward foreign currency exchange contracts.	—	—	—	21,048,590	—	—	21,048,590
Options purchased(a)	—	—	(5,136,505)	943,838	(698,396)	—	(4,891,063)
Options written	—	—	5,865,266	184,580	(632,191)	—	5,417,655
Swaps	—	922,805	2,815,300	—	2,389,395	—	6,127,500

	$(681,967)	$922,805	$41,758,689	$22,177,008	$10,608,856	$—	$74,785,391

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts.	$138,541	$—	$1,378,279	$—	$1,426,899	$—	$2,943,719
Forward foreign currency exchange contracts.	—	—	—	9,029,801	—	—	9,029,801
Options purchased(b)	—	—	(1,766,871)	41,647	(142,352)	—	(1,867,576)
Options written	—	13,186	(2,525,436)	(26,142)	(1,623,537)	—	(4,161,929)
Swaps	—	(8,206,105)	402,863	—	6,474,199	—	(1,329,043)

	$138,541	$(8,192,919)	$(2,511,165)	$9,045,306	$6,135,209	$—	$4,614,972

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$331,897,711
Average notional value of contracts — short	$507,678,855
Forward foreign currency exchange contracts:
Average amounts purchased — in USD.	$546,813,224
Average amounts sold — in USD	$221,029,936
Options:
Average value of option contracts purchased.	$8,176,748
Average value of option contracts written	$6,798,211
Average notional value of swaption contracts purchased.	$197,212,740
Average notional value of swaption contracts written	$635,047,927
Credit default swaps:
Average notional value — sell protection	$106,320,262
Interest rate swaps:
Average notional value — pays fixed rate	$599,203,354
Average notional value — receives fixed rate	$613,866,188
Total return swaps:
Average notional value.	$41,743,777

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

42	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$3,592,242		$2,754,611
Forward foreign currency exchange contracts	9,239,551		2,194,066
Options	7,672,735	(a)	12,541,371
Swaps — centrally cleared	—		449,450
Swaps — OTC(b)	721,700		1,517,951

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	21,226,228		19,457,449

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(10,249,351)		(10,373,821)

Total derivative assets and liabilities subject to an MNA	$10,976,877		$9,083,628

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$348,862	$(50,924)	$—	$(297,938)	$—
Barclays Bank PLC	85,159	—	—	—	85,159
BNP Paribas S.A.	307,767	(274,343)	—	(33,424)	—
Citibank N.A.	136,824	(136,824)	—	—	—
Deutsche Bank AG	17,464	(17,464)	—	—	—
Goldman Sachs International	568,156	(568,156)	—	—	—
HSBC Bank PLC	3,525	—	—	—	3,525
JPMorgan Chase Bank N.A.	6,725,411	(356,358)	—	(6,369,053)	—
Morgan Stanley & Co. International PLC	2,210,336	(2,210,336)	—	—	—
State Street Bank and Trust Co.	97,747	(10,324)	—	—	87,423
UBS AG	475,626	—	—	—	475,626

	$10,976,877	$(3,624,729)	$—	$(6,700,415)	$651,733

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)
Bank of America N.A.	$50,924	$(50,924)	$—	$—	$—
BNP Paribas S.A.	274,343	(274,343)	—	—	—
Citibank N.A.	861,967	(136,824)	(725,143)	—	—
Deutsche Bank AG	123,647	(17,464)	—	—	106,183
Goldman Sachs International	1,983,353	(568,156)	(1,415,197)	—	—
HSBC Bank USA N.A.	41,625	—	—	—	41,625
JPMorgan Chase Bank N.A.	356,358	(356,358)	—	—	—
Merrill Lynch International	78,603	—	—	—	78,603
Morgan Stanley & Co. International PLC	5,302,484	(2,210,336)	(3,092,148)	—	—
State Street Bank and Trust Co.	10,324	(10,324)	—	—	—

	$9,083,628	$(3,624,729)	$(5,232,488)	$—	$226,411

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$188,941,656	$14,681,725	$203,623,381
Common Stocks

Australia	—	5,904,386	—	5,904,386
Brazil	524,367	—	—	524,367
Canada	19,360,669	—	—	19,360,669
Cayman Islands	20	—	1,460,104	1,460,124
China	4,694,077	5,990,581	—	10,684,658
Denmark	—	181,258	—	181,258
Finland	—	4,241,407	—	4,241,407
France	—	28,101,900	—	28,101,900
Germany	—	39,443,429	—	39,443,429
Hong Kong	—	5,001,853	—	5,001,853
India	—	—	8,749,963	8,749,963
Ireland	398,295	—	—	398,295
Israel	7,667,208	—	—	7,667,208
Italy	3,898,827	3,899,017	—	7,797,844
Japan	—	10,814,028	—	10,814,028
Netherlands	—	29,021,229	—	29,021,229
South Korea	581,999	6,807,326	—	7,389,325
Spain	—	7,906,731	—	7,906,731
Sweden	—	6,172,406	—	6,172,406
Switzerland	8,010,664	2,373,702	—	10,384,366
Taiwan	7,036,059	—	—	7,036,059
United Kingdom	3,698,380	33,206,991	—	36,905,371
United States	527,789,360	13,662,230	16,344,083	557,795,673
Corporate Bonds

Argentina	—	812,637	—	812,637
Australia	—	—	5,912,250	5,912,250
Austria	—	1,128,984	—	1,128,984
Bahamas	—	465,150	—	465,150
Bahrain	—	1,236,482	—	1,236,482
Bermuda	786,765	1,879,567	—	2,666,332
Brazil	—	3,194,209	—	3,194,209
Canada	—	1,569,542	—	1,569,542
Cayman Islands	—	8,023,424	134,800	8,158,224
Chile	—	2,532,922	—	2,532,922
China	—	1,891,924	—	1,891,924
Colombia	—	3,591,357	—	3,591,357
Dominican Republic	—	713,383	—	713,383
France	—	228,058	—	228,058
Germany	—	5,761,885	—	5,761,885
Hong Kong	—	495,350	—	495,350
India	—	5,564,936	—	5,564,936
Indonesia	—	2,979,562	—	2,979,562
Israel	—	1,092,611	—	1,092,611
Italy	—	5,388,352	—	5,388,352
Japan	—	203,580	—	203,580
Jersey	—	913,318	—	913,318
Kuwait	—	1,041,490	—	1,041,490
Luxembourg	—	10,055,053	—	10,055,053
Macau	—	2,630,124	—	2,630,124
Mauritius	—	4,212,187	—	4,212,187
Mexico	—	11,893,020	—	11,893,020
MultiNational	—	1,323,227	—	1,323,227

44	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)

Netherlands	$—	$5,898,544	$—	$5,898,544
Oman	—	557,516	—	557,516
Panama	—	532,841	—	532,841
Paraguay	—	249,403	—	249,403
Peru	—	1,687,977	—	1,687,977
Saudi Arabia	—	1,415,367	—	1,415,367
Singapore	—	3,296,720	—	3,296,720
South Africa	—	1,387,328	—	1,387,328
Ukraine	—	123,120	—	123,120
United Arab Emirates	—	2,258,381	—	2,258,381
United Kingdom	—	13,887,767	—	13,887,767
United States	—	173,636,730	21,955,688	195,592,418
Vietnam	—	1,206,844	—	1,206,844
Floating Rate Loan Interests	—	84,804,571	75,728,190	160,532,761
Foreign Agency Obligations	—	56,712,707	—	56,712,707
Investment Companies	20,673,215	—	—	20,673,215
Municipal Bonds	—	2,771,739	—	2,771,739
Non-Agency Mortgage-Backed Securities	—	206,577,904	8,382,156	214,960,060
Other Interests	—	—	6,136,864	6,136,864
Preferred Securities
Capital Trusts	—	1,583,079	—	1,583,079
Preferred Stocks	—	1,249,081	50,431,156	51,680,237
U.S. Government Sponsored Agency Securities	—	3,019,904	—	3,019,904
U.S. Treasury Obligations	—	24,806,257	—	24,806,257
Warrants

Israel	1,434	—	—	1,434
United Kingdom	24,929	—	—	24,929
United States	220,872	64,093	34,911	319,876
Short-Term Securities
Money Market Funds	42,287,816	—	—	42,287,816
Options Purchased
Equity Contracts	6,187,471	6,795	—	6,194,266
Foreign Currency Exchange Contracts	—	566,804	—	566,804
Interest Rate Contracts	462,843	448,822	—	911,665
Unfunded Floating Rate Loan Interests(a)	—	—	—	—
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(10,619)	—	(10,619)

	$654,305,270	$1,061,232,139	$209,951,890	1,925,489,299

Investments Valued at NAV(b)				5,259,718

				$ 1,930,749,017

Derivative Financial Instruments(c)
Assets
Credit Contracts	$—	$199,268	$—	$199,268
Equity Contracts	3,098	624,840	—	627,938
Foreign Currency Exchange Contracts	—	9,239,551	—	9,239,551
Interest Rate Contracts	3,799,521	53,150,320	—	56,949,841
Liabilities
Credit Contracts	—	(5,763,258)	—	(5,763,258)
Equity Contracts	(8,299,351)	(630,317)	—	(8,929,668)
Foreign Currency Exchange Contracts	—	(2,442,043)	—	(2,442,043)
Interest Rate Contracts	(1,814,543)	(42,107,371)	—	(43,921,914)

	$(6,311,275)	$12,270,990	$—	$5,959,715

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $1,083,651 are categorized as Level 2 within the fair value hierarchy.

S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Unfunded SPAC PIPE Commitments	Warrants	Total
Assets
Opening balance, as of December 31, 2021	$23,774,997	$21,433,988	$19,416,491	$70,215,893	$8,778,680	$5,373,584	$54,495,679	$(518)	$227,689	$298,880	$204,015,363
Transfers into Level 3	—	—	182,038	5,503,703	—	—	—	—	—	—	5,685,741
Transfers out of Level 3	(4,553,749)	—	—	(13,240,863)	(1,202,284)	—	—	518	—	—	(18,996,378)
Accrued discounts/premiums	4,674	—	42,429	77,700	34,124	—	—	—	—	—	158,927
Net realized gain (loss)	(885,473)	—	(170,952)	(31,818)	—	—	—	—	—	—	(1,088,243)
Net change in unrealized appreciation (depreciation)(a)(b)	(29,985)	(651,148)	(313,487)	(2,852,489)	(132,813)	763,280	(9,054,247)	—	(227,689)	(152,129)	(12,650,707)
Purchases	—	5,771,589	8,856,219	18,607,339	904,449	—	4,989,724	—	—	—	39,129,320
Sales	(3,628,739)	(279)	(10,000)	(2,551,275)	—	—	—	—	—	(111,840)	(6,302,133)

Closing balance, as of June 30, 2022	$14,681,725	$26,554,150	$28,002,738	$75,728,190	$8,382,156	$6,136,864	$50,431,156	$—	$—	$34,911	$209,951,890

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022(b)	$(800,680)	$(634,737)	$(313,487)	$(2,852,489)	$(132,813)	$763,280	$(9,054,247)	$—	$—	$(168,424)	$(13,193,597)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $49,366,440. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$26,178,459	Market	Revenue Multiple	3.38x - 15.50x	7.08x
			Volatility	41% - 88%	63%
			Time to Exit	0.3 - 1.9 years	1.4 years

Asset Backed Securities	4,194,521	Income	Discount Rate	8%	—

Corporate Bonds	22,245,855	Income	Discount Rate	9% - 35%	15%

Floating Rate Loan Interests	51,363,684	Income	Discount Rate	6% - 13%	10%

Other Interests	6,136,864	Income	Discount Rate	6%	—

Preferred Stocks(b)	50,431,156	Market	Revenue Multiple	0.10x - 29.00x	9.35x
			EBITDA Multiple	4.25x	—
			Time to Exit	1.5 - 5.0 years	3.9 years
			Volatility	50% - 85%	67%
		Income	Discount Rate	11%	—
Warrants	34,911	Market	Time to Exit	0.6 - 1.0 year	0.7 year
			Volatility	45% - 76%	53%
	160,585,450

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end June 30, 2022, the valuation technique for investments classified as Preferred Stock amounting to $9,574,395 changed to Discount Cash Flow approach. The investments were previously valued utilizing a recent transaction. The change was due to consideration of the information that was available at the time the investments were valued.

46	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock Capital Allocation Trust (BCAT)

The Trust valued certain of its Level 3 investments using recent prior transaction prices as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction process, for which inputs are unobservable is $2,163,595 as of June 30, 2022.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Cayman Islands(b) — 2.0%
ALM Ltd., Series 2020-1A, Class D, (3 mo. LIBOR US + 6.00%), 7.04%, 10/15/29(a)	USD	325	$286,078
Apidos CLO XXXVI, Series 2021-36A, Class B, 2.66%, 07/20/34		250	235,596
Apidos CLO XXXVIII, Series 2021-38A, Class E2, (3 mo. LIBOR US + 7.75%), 7.99%, 01/21/34(a)		500	471,159
Ares LIX CLO Ltd., Series 2021-59A, Class E, (3 mo. LIBOR US + 6.25%), 7.43%, 04/25/34(a)		250	222,859
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3 mo. LIBOR US + 6.50%), 7.68%, 10/25/34(a)		250	228,543
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3 mo. LIBOR US + 3.25%), 4.29%, 07/15/31(a)		250	229,540
Birch Grove CLO 3 Ltd., Series 2021-3A, Class D1, (3 mo. LIBOR US + 3.20%), 3.40%, 01/19/35(a)		500	472,380
Birch Grove CLO Ltd., Series 19A, Class DR, (3 mo. LIBOR US + 3.35%), 5.18%, 06/15/31(a)		500	472,124
BlueMountain CLO Ltd., Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.18%), 2.32%, 10/22/30(a)		245	242,160
Carlyle U.S. CLO 2018-4 Ltd., Class A2, 2.86%, 01/20/31		500	484,685
CarVal CLO VC Ltd.(a)
Series 2021-2A, Class D, (3 mo. LIBOR US + 3.25%), 3.41%, 10/15/34		250	235,627
Series 2021-2A, Class E, (3 mo. LIBOR US + 6.75%), 6.91%, 10/15/34		250	228,222
Cedar Funding IX CLO Ltd., Series 2018-9A, Class D, (3 mo. LIBOR US + 2.60%), 3.66%, 04/20/31(a)		250	229,192
Cedar Funding XIV CLO Ltd.(a)
Series 2021-14A, Class B, (3 mo. LIBOR US + 1.60%), 2.64%, 07/15/33		500	476,181
Series 2021-14A, Class E, (3 mo. LIBOR US + 6.34%), 7.38%, 07/15/33		250	231,519
CIFC Funding Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 3.55%), 4.59%, 07/16/30(a)		500	474,583
Elevation CLO Ltd., Series 2021-12A, Class E, (3 mo. LIBOR US + 7.27%), 8.33%, 04/20/32(a)		500	445,622
Elmwood CLO I Ltd., (3 mo. LIBOR US + 1.45%), 2.51%, 10/20/33(a)		250	245,490
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3 mo. LIBOR US + 6.80%), 7.86%, 04/20/34(a)		750	707,438
Elmwood CLO IV Ltd., Series 2020-1A, Class B, (3 mo. LIBOR US + 1.70%), 2.74%, 04/15/33(a)		500	475,563
Elmwood CLO VII Ltd., Series 2020-4A, Class SUB, 0.00%, 01/17/34(a)		1,000	736,197
Generate CLO 6 Ltd., Series 6A, Class DR, (3 mo. LIBOR US + 3.50%), 4.64%, 01/22/35(a)		750	698,444
GoldenTree Loan Management U.S. CLO 1 Ltd.(a)
Series 2021-11A, Class E, (3 mo. LIBOR US + 5.35%), 6.41%, 10/20/34		1,500	1,321,759
Series 2021-11A, Class EJ, (3 mo. LIBOR US + 7.75%), 8.81%, 10/20/34		1,000	954,637
Series 2021-9A, Class E, (3 mo. LIBOR US + 4.75%), 5.81%, 01/20/33		750	610,170
GoldenTree Loan Management U.S. CLO 5 Ltd.,
Series 2019-5A, Class BR, (3 mo. LIBOR US + 1.55%), 2.61%, 10/20/32(a)		250	235,079

Security		Par (000)	Value

Cayman Islands (continued)
Golub Capital Partners CLO 53B Ltd., Series 2021-53A, Class E, (3 mo. LIBOR US + 6.70%), 7.76%, 07/20/34(a)	USD	250	$213,257
Golub Capital Partners CLO 55B Ltd., Series 2021-55A, Class E, (3 mo. LIBOR US + 6.56%), 7.62%, 07/20/34(a)		250	232,038
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3 mo. LIBOR US + 6.45%), 7.49%, 04/15/33(a)		375	347,366
Gulf Stream Meridian 6 Ltd., Series 2021-6A, Class D, (3 mo. LIBOR US + 6.36%), 7.40%, 01/15/37(a)		250	219,655
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class D, (SOFR + 6.85%), 7.15%, 07/15/35(a)		250	235,005
Harbor Park CLO 18-1 Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.60%), 6.66%, 01/20/31(a)		250	221,608
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3 mo. LIBOR US + 6.25%), 7.29%, 10/19/34(a)		500	448,134
Madison Park Funding XXIX Ltd., Series 2018-29A, Class E, (3 mo. LIBOR US + 5.70%), 6.74%, 10/18/30(a)		250	219,566
Madison Park Funding XXXIV Ltd., Series 2019-34A, Class DR, (3 mo. LIBOR US + 3.35%), 4.53%, 04/25/32(a)		250	235,495
Madison Park Funding XXXVIII Ltd., Series 2021-38A, Class B, (3 mo. LIBOR US + 1.65%), 2.69%, 07/17/34(a)		500	472,433
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3 mo. LIBOR US + 3.65%), 4.79%, 01/22/35(a)		250	242,135
Mill City Solar Loan Ltd.
Series 2019-1A, Class C, 5.92%, 03/20/43		1,476	1,431,948
Series 2019-1A, Class D, 7.14%, 03/20/43		2,258	2,118,872
Myers Park CLO Ltd., Series 2018-1A, Class E, (3 mo. LIBOR US + 5.50%), 6.56%, 10/20/30(a)		250	215,240
Neuberger Berman CLO XIV Ltd., Series 14A, Class AR2, (3 mo. LIBOR US + 1.03%), 2.27%, 01/28/30(a)		248	244,166
Neuberger Berman Loan Advisers CLO 46 Ltd., Class B, 2.71%, 01/20/36		250	235,769
Octagon 54 Ltd., Series 2021-1A, Class D, (3 mo. LIBOR US + 3.05%), 4.09%, 07/15/34(a)		1,500	1,398,321
OHA Credit Partners XIII Ltd., Series 2016-13A, Class BR, (3 mo. LIBOR US + 1.70%), 2.80%, 10/25/34(a)		250	236,226
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.04%), 2.54%, 05/23/31(a)		500	489,929
Palmer Square CLO 2013-2 Ltd., Series 2013-2A, Class A2R3, (3 mo. LIBOR US + 1.50%), 2.54%, 10/17/31(a)		250	236,522
Palmer Square CLO 2020-3 Ltd., Class A2R, 3.01%, 11/15/31		500	480,163
Palmer Square Loan Funding Ltd.(a)
Series 2019-4A, Class C, (3 mo. LIBOR US + 3.25%), 4.43%, 10/24/27		250	245,532
Series 2021-4A, Class E, (3 mo. LIBOR US + 7.51%), 8.55%, 10/15/29		500	467,274

48	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Park Avenue Institutional Advisers CLO Ltd., Series 2021-2A, Class D, (3 mo. LIBOR US + 3.40%), 4.44%, 07/15/34(a)	USD	1,650	$1,562,961
Pikes Peak CLO 11, Class A1, 3.35%, 07/25/34		1,500	1,496,250
Rad CLO 15 Ltd., Series 2021-15A, Class E, (3 mo. LIBOR US + 6.20%), 6.45%, 01/20/34(a)		250	222,331
Regatta XVII Funding Ltd., Series 2020-1A, Class E, (3 mo. LIBOR US + 7.61%), 8.65%, 10/15/33(a)		250	236,082
Regatta XXIV Funding Ltd.(a)
Series 2021-5A, Class D, (3 mo. LIBOR US + 3.10%), 4.16%, 01/20/35		250	230,061
Series 2021-5A, Class E, (3 mo. LIBOR US + 6.80%), 7.86%, 01/20/35		250	228,497
Sixth Street CLO XVI Ltd., Series 2020-16A, Class A1A, (3 mo. LIBOR US + 1.32%), 2.38%, 10/20/32(a)		750	737,442
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3 mo. LIBOR US + 6.20%), 7.26%, 01/20/34(a)		750	685,109
Stratus CLO Ltd.(a)
Series 2021-1A, Class E, (3 mo. LIBOR US + 5.00%), 5.09%, 12/29/29		1,250	1,060,160
Series 2021-1A, Class SUB, 0.00%, 12/29/29		1,250	494,000
Series 2021-2A, Class E, (3 mo. LIBOR US + 5.75%), 5.84%, 12/28/29		300	264,606
Series 2021-3A, Class E, (3 mo. LIBOR US + 5.75%), 5.97%, 12/29/29		250	219,758
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3 mo. LIBOR US + 6.15%), 7.19%, 01/15/34(a)		500	454,832
TICP CLO I-2 Ltd., Series 2018-IA, Class C, (3 mo. LIBOR US + 3.04%), 4.25%, 04/26/28(a)		250	243,850
TICP CLO IX Ltd., Series 2017-9A, Class D, (3 mo. LIBOR US + 2.90%), 3.96%, 01/20/31(a)		250	235,784
TICP CLO XIV Ltd., Series 2019-14A, Class DR, (3 mo. LIBOR US + 6.70%), 7.76%, 10/20/32(a)		500	460,054
TRESTLES CLO V Ltd., Series 2021-5A, Class E, (3 mo. LIBOR US + 6.35%), 7.41%, 10/20/34(a)		1,000	919,467
Trimaran Cavu Ltd.(a)
Series 2019-1A, Class E, (3 mo. LIBOR US + 7.04%), 8.10%, 07/20/32		500	440,175
Series 2021-2A, Class D1, (3 mo. LIBOR US + 3.25%), 4.43%, 10/25/34		550	514,477
Voya CLO 2019-3 Ltd., Series 2019-3A, Class BR, (3 mo. LIBOR US + 1.65%), 2.69%, 10/17/32(a)		250	237,586
Whitebox CLO II Ltd., Series 2020-2A, Class ER, (3 mo. LIBOR US + 7.10%), 8.28%, 10/24/34(a)		250	235,206
Whitebox CLO III Ltd.(a)
Series 2021-3A, Class D, (3 mo. LIBOR US + 3.35%), 4.39%, 10/15/34		1,000	942,021
Series 2021-3A, Class E, (3 mo. LIBOR US + 6.85%), 7.89%, 10/15/34		1,250	1,162,511

			35,820,721

United States(b) — 1.7%
FirstKey Homes Trust, Series 2022-SFR1, Class E1, 5.00%, 05/17/39.		3,000	2,790,565
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, (3 mo. LIBOR US + 1.37%), 2.41%, 04/15/33(a)		500	485,789

Security		Par (000)	Value

United States (continued)
Home Partners of America Trust
Series 2021-2, Class F, 3.80%, 12/17/26	USD	2,455	$2,134,033
Series 2021-3, Class F, 4.24%, 01/17/41		3,839	3,348,271
Mariner Finance Issuance Trust, Series 2021-BA, Class E, 4.68%, 11/20/36		470	389,899
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44		447	428,641
New Residential Mortgage Loan Trust, Series 2022- SFR1, Class F, 4.44%, 02/17/39		3,000	2,698,914
Oportun Issuance Trust, Series 2021-C, Class C, 3.61%, 10/08/31		160	143,515
Progress Residential Trust
Series 2021-SFR10, Class F, 4.61%, 12/17/38		3,000	2,498,755
Series 2021-SFR11, Class G, 4.69%, 01/17/39		3,000	2,580,706
Series 2021-SFR9, Class F, 4.05%, 11/17/40		2,400	1,936,986
Series 2022-SFR1, Class F, 4.88%, 02/17/41		2,000	1,747,125
Series 2022-SFR1, Class G, 5.52%, 02/17/41		2,000	1,733,037
Series 2022-SFR3, Class E1, 5.20%, 04/17/39		2,700	2,539,276
Republic Finance Issuance Trust
Series 2020-A, Class D, 7.00%, 11/20/30		600	572,027
Series 2021-A, Class D, 5.23%, 12/22/31		800	728,192
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375	1,220,555
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	781,129
Series 2022-SFR1, Class E2, 5.74%, 04/17/39		1,200	1,152,472

			29,909,887

Total Asset-Backed Securities — 3.7% (Cost: $72,717,244)			65,730,608

		Shares

Common Stocks

Brazil — 0.0%
NU Holdings Ltd., Class A(c)		134,540	503,180

Cayman Islands — 0.0%
Salt Payments, Inc., Series C, (Acquired 11/16/21, Cost: $1,099,370)(d)(e)		566	669,165

China — 0.6%
BYD Co. Ltd., Class H		277,500	11,185,878

Finland — 1.3%
Aiven Series D Preferred		35,053	3,923,833
Neste OYJ		424,405	18,877,950
			22,801,783

France — 4.0%
BNP Paribas SA		331,245	15,844,097
Cie de Saint-Gobain		422,695	18,264,325
Hermes International		2,200	2,182,671
LVMH Moet Hennessy Louis Vuitton SE		26,757	16,398,766
Schneider Electric SE		145,507	17,337,955

			70,027,814

Germany — 2.4%
Commerzbank AG(c)		32,290	229,102
Infineon Technologies AG		199,586	4,855,030

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
Mercedes-Benz Group AG, Registered Shares	393,821	$22,872,463
SAP SE	146,667	13,368,756

		41,325,351

Ireland — 0.3%
Icon PLC(c)	1,714	371,424
Trane Technologies PLC	36,019	4,677,787

		5,049,211

Italy — 0.2%
Ariston Holding NV.	445,371	3,647,468

Netherlands — 1.1%
ASML Holding NV	12,092	5,712,720
ING Groep NV	1,447,295	14,258,171

		19,970,891

South Korea — 1.1%
LG Energy Solution Ltd.(c)	32,134	9,268,655
Samsung SDI Co. Ltd.	25,776	10,629,631

		19,898,286

Sweden — 0.3%
Volvo AB, B Shares	306,357	4,766,725

Switzerland — 0.4%
TE Connectivity Ltd.	57,127	6,463,920

Taiwan — 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	203,733	16,655,173

United Kingdom — 1.2%
AstraZeneca PLC	4,000	527,687
Linde PLC(c)	13,062	3,755,717
Lloyds Banking Group PLC	33,968,824	17,477,183

		21,760,587

United States — 35.1%
Abbott Laboratories(f)	236,854	25,734,187
Adobe, Inc.(c)	1,303	476,976
Air Products & Chemicals, Inc.	19,202	4,617,697
Alcoa Corp.	26,138	1,191,370
Align Technology, Inc.(c)	1,679	397,369
Alphabet, Inc., Class C(c)	16,537	36,173,861
American Tower Corp.(f)	170,267	43,518,543
Apple, Inc.	35,000	4,785,200
Applied Materials, Inc.	132,515	12,056,215
Archer-Daniels-Midland Co.	126,245	9,796,612
Autodesk, Inc.(c)	11,429	1,965,331
Booking Holdings, Inc.(c)	313	547,434
Boston Scientific Corp.(c)	1,020,763	38,043,837
Bunge Ltd.	7,552	684,891
Capri Holdings Ltd.(c)	3,444	141,238
Carrier Global Corp.	163,443	5,828,377
CF Industries Holdings, Inc.	27,558	2,362,547
Clarify Health(d)	318,926	2,854,388
Crowdstrike Holdings, Inc., Class A(c)	1,060	178,674
CSX Corp.	1,006	29,234
Datadog, Inc., Class A(c)	1,818	173,146
Deere & Co.	10,053	3,010,572
DexCom, Inc.(c)	63,548	4,736,232
Domino’s Pizza, Inc.	857	333,981
Dynatrace, Inc.(c)	20,785	819,760
Edwards Lifesciences Corp.(c)	95,421	9,073,583

Security		Shares	Value

United States (continued)
Eli Lilly & Co.		11,531	$3,738,696
Globalfoundries, Inc.(c)		63,790	2,573,289
Halliburton Co.		6,959	218,234
Hillenbrand, Inc.(d)		272,067	1,985,599
Home Depot, Inc.		79,430	21,785,266
Humana, Inc.		32,300	15,118,661
Intuit, Inc.		2,571	990,966
Intuitive Surgical, Inc.(c)		83,369	16,732,992
IQVIA Holdings, Inc.(c)		1,747	379,082
Johnson Controls International PLC		90,439	4,330,219
LyondellBasell Industries NV, Class A		2,893	253,022
Marsh & McLennan Cos., Inc.		322,009	49,991,897
Masco Corp.		545,223	27,588,284
Mastercard, Inc., Class A		33,186	10,469,519
Merck & Co., Inc.		90,096	8,214,052
Microsoft Corp.(f)		165,205	42,429,600
Mosaic Co.		9,743	460,162
Mr. Cooper Group, Inc.(c)		14,649	538,204
Netflix, Inc.(c)		10,000	1,748,700
NextEra Energy, Inc.(f)		645,230	49,979,516
Nielsen Holdings PLC		9,973	231,573
NIKE, Inc., Class B		6,075	620,865
NVIDIA Corp.		30,520	4,626,527
Otis Worldwide Corp.		6,128	433,066
Proof Acquisition Corp.(d)		24,722	27,441
Quest Diagnostics, Inc.		64,830	8,621,093
Raymond James Financial, Inc.		6,047	540,662
Rivian Automotive, Inc., Class A(c)		78,665	2,024,837
Salesforce, Inc.(c)(f)		193,164	31,879,787
Schlumberger NV		4,352	155,628
ServiceNow, Inc.(c)(f)		63,780	30,328,666
Signet Jewelers Ltd.		1,471	78,640
SVF Investment Corp., (Acquired 06/07/22, Cost: $363,000)(d)(e)		36,300	350,580
Thermo Fisher Scientific, Inc.(f)		91,254	49,576,473
Toast, Inc., Class A(c)		48,000	621,120
TripAdvisor, Inc.(c)		85,000	1,513,000
U.S. Steel Corp.		3,496	62,613
Walt Disney Co.(c)		43,687	4,124,053
Williams-Sonoma, Inc.		141,146	15,660,149
XPO Logistics, Inc.(c)		5,166	248,795

			620,782,783

Total Common Stocks — 49.0% (Cost: $1,061,667,015)			865,508,215

		Par (000)

Corporate Bonds

Argentina — 0.0%
YPF SA, 4.00%, 02/12/26(b)(g)	USD	380	296,643

Australia — 0.1%
FMG Resources August 2006 Pty. Ltd., 6.13%, 04/15/32(b)		1,257	1,131,300

Canada — 0.3%
Bausch Health Cos., Inc., 4.88%, 06/01/28(b)		1,309	1,024,345

50	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Canada (continued)
Mattamy Group Corp., 5.25%, 12/15/27(b)	USD	938	$765,992
Toronto-Dominion Bank 2.35%, 03/08/24		4,020	3,936,726
2.00%, 09/10/31		119	96,639

			5,823,702

Cayman Islands — 0.0%
MAF Global Securities Ltd., (5 year CMT + 3.54%), 6.38%(a)(h)(i)		337	324,426

Chile — 0.0%
VTR Comunicaciones SpA, 5.13%, 01/15/28(i)		400	296,450

Colombia — 0.1%
Bancolombia SA, (5 year CMT + 2.93%), 4.88%, 10/18/27(a)		348	322,596
Ecopetrol SA, 6.88%, 04/29/30		338	297,102

			619,698

France — 0.0%
Altice France SA, 5.50%, 01/15/28(b)		267	215,165

Germany — 0.2%
Deutsche Bank AG, 1.69%, 03/19/26		3,250	2,914,372

Japan — 0.2%
Mizuho Financial Group, Inc., (1 year CMT + 1.25%), 3.26%, 05/22/30(a)		2,040	1,828,751
Takeda Pharmaceutical Co. Ltd., 3.18%, 07/09/50		2,655	1,987,155

			3,815,906

Jersey — 0.2%
Aptiv PLC, 3.10%, 12/01/51		2,605	1,680,052
Aptiv PLC/Aptiv Corp., 2.40%, 02/18/25		1,099	1,049,544
Galaxy Pipeline Assets Bidco Ltd., 2.63%, 03/31/36(i)		402	324,942

			3,054,538

Mexico(i) — 0.1%
Braskem Idesa SAPI, 6.99%, 02/20/32		375	290,625
Cemex SAB de CV, 3.88%, 07/11/31		395	297,514
Metalsa S A P I De Cv, 3.75%, 05/04/31		447	314,576
Mexico City Airport Trust, 4.25%, 10/31/26		360	329,400

			1,232,115

MultiNational — 0.0%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, 06/15/27(b)		418	413,707

Netherlands — 0.4%
LYB International Finance II BV, 3.50%, 03/02/27		1,020	973,365
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.88%, 06/18/26		1,626	1,567,566
3.25%, 11/30/51		3,380	2,340,411
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)		2,654	2,507,260

			7,388,602

Switzerland — 0.0%
UBS Group AG, (1 year CMT + 1.00%), 2.10%, 02/11/32(a)(b)		120	95,278

United Arab Emirates — 0.0%
DP World Salaam, (5 year CMT + 5.75%), 6.00%(a)(h)(i)		320	320,900

Security		Par (000)	Value

United Kingdom — 0.5%
AstraZeneca PLC 3.38%, 11/16/25	USD	3,000	$2,970,688
1.38%, 08/06/30		119	97,677
2.13%, 08/06/50		605	403,950
Barclays PLC, (1 year CMT + 1.30%), 2.89%, 11/24/32(a)		119	95,650
Deuce Finco PLC, 5.50%, 06/15/27(b)	GBP	586	565,221
MARB BondCo PLC, 3.95%, 01/29/31(i)	USD	405	309,428
Royalty Pharma PLC 1.75%, 09/02/27.		2,250	1,917,998
2.15%, 09/02/31		1,249	974,575
Vodafone Group PLC, 4.13%, 05/30/25		2,000	2,007,479

			9,342,666

United States — 15.5%
AbbVie, Inc. 4.25%, 11/14/28		975	965,634
3.20%, 11/21/29		1,000	919,941
4.25%, 11/21/49		1,795	1,593,478
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(b)		2,176	1,953,470
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.63%, 01/15/27(b)		431	385,021
Alexandria Real Estate Equities, Inc. 1.88%, 02/01/33		119	89,476
2.95%, 03/15/34		792	659,033
Allstate Corp., 1.45%, 12/15/30		119	94,539
Ally Financial, Inc., 3.88%, 05/21/24		2,090	2,071,553
Alphabet, Inc. 1.10%, 08/15/30		121	99,308
2.25%, 08/15/60		313	203,361
Amazon.com, Inc., 2.70%, 06/03/60		605	409,784
American Express Co., 2.25%, 03/04/25		616	591,770
American Honda Finance Corp., 2.25%, 01/12/29		1,000	881,113
American Tower Corp. 1.45%, 09/15/26		2,250	1,967,854
2.75%, 01/15/27		3,000	2,743,535
1.88%, 10/15/30		119	92,577
3.10%, 06/15/50		605	418,230
Amgen, Inc. 2.00%, 01/15/32		2,389	1,944,336
3.00%, 01/15/52		2,590	1,836,540
2.77%, 09/01/53		605	408,185
Amphenol Corp., 2.20%, 09/15/31		119	97,140
Anheuser-Busch InBev Worldwide, Inc. 4.75%, 01/23/29		1,890	1,922,817
3.50%, 06/01/30		2,000	1,874,726
Apple, Inc. 2.40%, 08/20/50		605	424,584
2.70%, 08/05/51		2,415	1,801,179
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28(b)		1,111	948,315
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 08/01/29(b)		2,661	1,995,750
AT&T, Inc. 4.25%, 03/01/27		1,990	1,840,604
2.30%, 06/01/27		1,000	912,844
Bank of America Corp.(a)
(SOFR + 0.67%), 1.84%, 02/04/25		1,142	1,100,843
(SOFR + 0.91%), 0.98%, 09/25/25		2,230	2,063,176
(SOFR + 1.37%), 1.92%, 10/24/31		119	95,056
(SOFR + 1.56%), 2.97%, 07/21/52		605	429,534

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Bank of New York Mellon Corp., 1.65%, 01/28/31	USD	119	$96,316
Baxalta, Inc., 4.00%, 06/23/25		1,970	1,958,562
Baxter International, Inc. 1.32%, 11/29/24		1,130	1,060,809
1.92%, 02/01/27		2,155	1,929,860
Becton Dickinson & Co. 3.70%, 06/06/27		4,035	3,899,251
1.96%, 02/11/31		119	96,054
Berry Global, Inc., 1.57%, 01/15/26		2,782	2,480,764
Blackstone Holdings Finance Co. LLC, 2.00%, 01/30/32(b)		119	94,553
Boston Properties LP, 2.55%, 04/01/32		119	94,705
Bristol-Myers Squibb Co. 1.45%, 11/13/30		119	97,764
2.55%, 11/13/50		605	428,018
Broadcom, Inc., 2.45%, 02/15/31(b)		4,589	3,686,979
Calpine Corp., 4.50%, 02/15/28(b)		860	780,775
Carrier Global Corp. 2.49%, 02/15/27		444	403,929
3.38%, 04/05/40		2,240	1,755,980
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/29(b)		1,245	1,112,831
Charles Schwab Corp., 1.65%, 03/11/31		119	95,343
Charter Communications Operating LLC/Charter Communications Operating Capital 2.80%, 04/01/31		119	95,302
3.85%, 04/01/61		605	397,870
Cigna Corp., 3.05%, 10/15/27		2,000	1,878,922
Citigroup, Inc.(a) (3 mo. LIBOR US + 1.15%), 3.52%, 10/27/28		2,500	2,335,829
(SOFR + 0.69%), 2.01%, 01/25/26		1,433	1,342,445
Clorox Co., 1.80%, 05/15/30		119	97,320
Coca-Cola Co. 1.38%, 03/15/31		119	96,866
2.50%, 03/15/51		605	438,153
Comcast Corp. 1.50%, 02/15/31		119	95,639
2.45%, 08/15/52		605	401,546
Commercial Metals Co., 4.38%, 03/15/32		1,987	1,627,499
Costco Wholesale Corp., 1.75%, 04/20/32		119	97,891
Covanta Holding Corp., 4.88%, 12/01/29(b)		3,233	2,630,757
Crown Castle International Corp. 4.30%, 02/15/29		1,980	1,901,023
2.50%, 07/15/31		119	97,377
CSC Holdings LLC(b) 5.38%, 02/01/28		1,294	1,119,310
7.50%, 04/01/28		1,264	1,055,440
CSX Corp., 2.50%, 05/15/51		605	407,040
CVS Health Corp. 3.38%, 08/12/24		2,965	2,946,802
1.75%, 08/21/30		2,619	2,097,665
Dana, Inc. 5.63%, 06/15/28		1,309	1,126,762
4.25%, 09/01/30		383	297,286
Danaher Corp., 2.80%, 12/10/51		605	435,830
Deere & Co., 2.88%, 09/07/49		1,175	923,316
Dell International LLC/EMC Corp., 3.45%, 12/15/51(b)		605	409,331
DR Horton, Inc., 1.30%, 10/15/26		3,345	2,889,647
Duke Realty LP, 2.25%, 01/15/32		119	99,106
eBay, Inc., 1.90%, 03/11/25		2,070	1,944,404

Security		Par (000)	Value

United States (continued)
Elevance Health, Inc. 4.10%, 03/01/28	USD	1,965	$1,944,613
3.60%, 03/15/51		2,400	1,947,525
Eli Lilly & Co. 2.25%, 05/15/50		605	427,610
2.50%, 09/15/60		1,355	925,460
Equinix, Inc. 2.90%, 11/18/26		2,000	1,858,682
3.20%, 11/18/29		2,095	1,861,068
3.00%, 07/15/50		303	207,449
2.95%, 09/15/51		1,390	937,881
Exelon Corp. 2.75%, 03/15/27(b)		420	392,610
4.70%, 04/15/50		1,175	1,100,974
Expedia Group, Inc., 2.95%, 03/15/31		119	94,652
Fidelity National Information Services, Inc., 1.15%, 03/01/26		2,230	1,971,774
Flyr Convertible Notes, 8.00%, 07/20/23(d)		1,973	2,037,123
Flyr Secured Notes, 10.00%, 01/20/27(d)		1,036	1,043,148
Ford Motor Co., 3.25%, 02/12/32		2,518	1,883,212
Forestar Group, Inc., 3.85%, 05/15/26(b)		399	327,889
Freed Co. Ltd., 10.00%, 12/02/23(d)		3,135	3,025,275
Freedom Mortgage Corp.(b) 8.13%, 11/15/24		1,307	1,127,497
8.25%, 04/15/25		2,408	2,026,779
FreeWire Technologies, Inc., 13.00%, 03/31/25(d)		3,175	3,249,930
General Mills, Inc., 4.00%, 04/17/25		1,965	1,963,454
General Motors Financial Co., Inc. 1.50%, 06/10/26		2,000	1,744,843
2.70%, 08/20/27		2,165	1,904,977
2.35%, 01/08/31		2,394	1,856,030
Gilead Sciences, Inc. 3.65%, 03/01/26		2,945	2,892,143
2.95%, 03/01/27		1,050	994,769
1.65%, 10/01/30		119	97,507
2.80%, 10/01/50		3,320	2,316,827
Goldman Sachs Group, Inc. 3.85%, 01/26/27		2,500	2,416,748
(SOFR + 0.80%), 1.43%, 03/09/27(a)		2,500	2,216,030
(SOFR + 0.82%), 1.54%, 09/10/27(a)		1,000	877,804
(SOFR + 1.25%), 2.38%, 07/21/32(a)		119	96,230
(SOFR + 1.47%), 2.91%, 07/21/42(a)		119	86,890
Series VAR, (SOFR + 0.79%), 1.09%, 12/09/26(a)		1,000	890,659
GSK Consumer Healthcare Capital U.S. LLC, 3.02%, 03/24/24(b)		7,585	7,471,607
HCA, Inc. 5.25%, 06/15/26		1,960	1,950,046
2.38%, 07/15/31		119	92,786
3.50%, 07/15/51		3,350	2,287,836
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(b) 5.00%, 06/01/29		865	700,650
4.88%, 07/01/31		1,335	1,018,989
Home Depot, Inc. 1.38%, 03/15/31		119	95,871
2.38%, 03/15/51		605	409,132
2.75%, 09/15/51		2,460	1,787,679
HP, Inc., 3.40%, 06/17/30		1,045	911,488
Intel Corp., 3.10%, 02/15/60		115	82,113
Intercontinental Exchange, Inc. 1.85%, 09/15/32		119	92,942

52	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Intercontinental Exchange, Inc. (continued) 3.00%, 09/15/60	USD	605	$407,631
International Business Machines Corp. 3.30%, 05/15/26		3,100	3,023,542
3.50%, 05/15/29		750	713,040
2.95%, 05/15/50		605	438,043
Johnson & Johnson, 2.25%, 09/01/50		605	422,433
JPMorgan Chase & Co.(a) (SOFR + 0.77%), 1.47%, 09/22/27		2,500	2,192,652
(SOFR + 1.02%), 2.07%, 06/01/29		2,170	1,866,257
(SOFR + 1.11%), 1.76%, 11/19/31		119	94,100
(SOFR + 1.51%), 2.53%, 11/19/41		724	517,984
KB Home, 4.80%, 11/15/29		2,081	1,735,506
Keurig Dr. Pepper, Inc. 4.42%, 05/25/25		479	482,749
3.35%, 03/15/51		1,305	970,869
Kilroy Realty LP, 2.50%, 11/15/32		119	92,877
Kimco Realty Corp., 2.25%, 12/01/31		119	95,663
Kraft Heinz Foods Co., 4.38%, 06/01/46		2,785	2,321,034
Level 3 Financing, Inc.(b) 4.63%, 09/15/27		1,770	1,508,925
4.25%, 07/01/28		931	745,964
3.63%, 01/15/29		970	747,921
Lowe’s Cos., Inc. 4.00%, 04/15/25		1,950	1,956,440
1.70%, 09/15/28		1,000	851,360
1.70%, 10/15/30		119	95,425
3.00%, 10/15/50		605	421,551
4.25%, 04/01/52		2,265	1,961,372
LYB International Finance III LLC, 3.38%, 10/01/40		2,255	1,736,088
Magallanes, Inc., 3.43%, 03/15/24(b)		2,985	2,926,291
Marriott Ownership Resorts, Inc. 4.75%, 01/15/28		1,294	1,122,410
4.50%, 06/15/29(b)		888	738,530
Medline Borrower LP, 3.88%, 04/01/29(b)		2,264	1,928,271
Merck & Co., Inc. 2.15%, 12/10/31		1,134	975,446
2.45%, 06/24/50		605	424,875
2.90%, 12/10/61		1,300	923,066
Microsoft Corp. 2.53%, 06/01/50		1,240	913,293
2.68%, 06/01/60		605	433,759
Mondelez International, Inc., 1.50%, 02/04/31		119	93,298
Moody’s Corp. 2.55%, 08/18/60		148	92,226
3.10%, 11/29/61		1,787	1,225,323
Morgan Stanley 3.63%, 01/20/27		2,000	1,937,118
(SOFR + 0.53%), 0.79%, 05/30/25(a)		1,045	972,807
(SOFR + 1.00%), 2.48%, 01/21/28(a)		1,087	988,129
(SOFR + 1.03%), 1.79%, 02/13/32(a)		119	93,605
(SOFR + 1.14%), 2.70%, 01/22/31(a)		2,500	2,165,300
(SOFR + 1.43%), 2.80%, 01/25/52(a)		605	420,031
Series F, 3.88%, 04/29/24		2,000	2,002,547
Motorola Solutions, Inc., 4.60%, 02/23/28		1,000	967,100
Nationstar Mortgage Holdings, Inc.(b) 6.00%, 01/15/27		224	194,307
5.50%, 08/15/28		1,921	1,540,909
5.13%, 12/15/30		961	718,376
5.75%, 11/15/31		454	347,628
Nestle Holdings, Inc., 2.50%, 09/14/41(b)		119	90,627

Security		Par (000)	Value

United States (continued)
NextEra Energy Capital Holdings, Inc., 2.44%, 01/15/32	USD	745	$620,475
Norfolk Southern Corp. 3.85%, 01/15/24.		2,000	2,003,886
2.90%, 08/25/51		2,515	1,800,928
Northern States Power Co., 2.90%, 03/01/50		1,225	920,786
Novartis Capital Corp., 2.75%, 08/14/50		1,190	926,422
NRG Energy, Inc., 3.38%, 02/15/29(b)		1,391	1,121,716
NVIDIA Corp., 1.55%, 06/15/28		2,180	1,909,667
Oncor Electric Delivery Co. LLC, 2.70%, 11/15/51		1,275	931,729
Oracle Corp., 3.60%, 04/01/50		2,135	1,483,095
Procter & Gamble Co., 2.45%, 11/03/26		2,030	1,956,880
Qualcomm, Inc., 1.65%, 05/20/32		119	96,108
Reliance Steel & Aluminum Co., 1.30%, 08/15/25		3,000	2,731,968
Republic Services, Inc. 2.50%, 08/15/24		3,010	2,914,483
3.95%, 05/15/28		3,000	2,941,001
1.45%, 02/15/31		119	93,418
Roche Holdings, Inc., 2.61%, 12/13/51(b)		605	439,271
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.63%, 03/01/29(b)		1,398	1,099,275
Roper Technologies, Inc., 1.75%, 02/15/31		119	92,725
Ryder System, Inc., 2.90%, 12/01/26		2,110	1,966,507
S&P Global, Inc., 1.25%, 08/15/30		119	94,194
Salesforce, Inc., 2.90%, 07/15/51		1,820	1,376,298
Sasol Financing USA LLC, 4.38%, 09/18/26		364	317,219
Sherwin-Williams Co. 3.13%, 06/01/24		1,980	1,951,587
2.95%, 08/15/29		2,000	1,789,317
2.20%, 03/15/32		119	95,760
Sonoco Products Co., 2.25%, 02/01/27		807	725,820
Southern California Edison Co., 2.95%, 02/01/51		1,355	918,732
Steel Dynamics, Inc., 3.45%, 04/15/30		2,030	1,807,763
Stem, Inc., 0.50%, 12/01/28(b)		275	169,053
Stillwater Mining Co., 4.50%, 11/16/29(b)		392	307,720
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		1,643	1,514,370
Tenet Healthcare Corp.(b) 4.25%, 06/01/29		2,081	1,752,639
6.13%, 06/15/30		1,206	1,112,631
Thermo Fisher Scientific, Inc., 1.22%, 10/18/24		2,070	1,961,092
T-Mobile USA, Inc. 3.75%, 04/15/27		2,750	2,648,029
3.88%, 04/15/30		2,020	1,885,177
2.25%, 11/15/31		119	96,582
3.40%, 10/15/52		1,360	1,004,318
Toyota Motor Credit Corp., 1.90%, 09/12/31		119	97,592
Travel & Leisure Co., 4.63%, 03/01/30(b)		440	341,000
Truist Bank, 2.15%, 12/06/24		4,070	3,914,880
United Wholesale Mortgage LLC(b) 5.50%, 11/15/25		1,304	1,116,993
5.75%, 06/15/27		1,346	1,079,169
UnitedHealth Group, Inc., 2.90%, 05/15/50		605	453,099
Verizon Communications, Inc. 4.02%, 12/03/29		2,965	2,871,661
1.68%, 10/30/30		119	95,904
3.55%, 03/22/51		1,215	974,032
2.99%, 10/30/56		605	420,035
Visa, Inc. 1.10%, 02/15/31		119	95,200
2.00%, 08/15/50		605	401,260

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
VMware, Inc. 4.65%, 05/15/27	USD	750	$746,124
4.70%, 05/15/30		1,500	1,446,283
2.20%, 08/15/31		2,369	1,865,414
Walmart, Inc., 2.65%, 09/22/51		605	454,820
Walt Disney Co., 2.75%, 09/01/49		605	431,845
Waste Management, Inc. 1.50%, 03/15/31		119	94,678
2.50%, 11/15/50		2,660	1,789,075
Workday, Inc., 3.50%, 04/01/27		6,020	5,756,898
WRKCo, Inc., 3.90%, 06/01/28		1,000	963,865

			273,464,544

Total Corporate Bonds — 17.6% (Cost: $341,728,637)			310,750,012

Floating Rate Loan Interests(a)

Australia(d) — 0.3%
Oafit A Note Upsize 1.00%, 03/28/26	AUD	690	467,938
(1 mo. LIBOR + 5.50%), 8.00%, 01/21/24		7,570	5,166,672

			5,634,610

Belgium — 0.2%
Apollo Finco, 2021 EUR Term Loan B, (EURIBOR + 4.87%), 5.10%, 10/31/28	EUR	3,116	2,987,852

United States — 2.1%
ACProducts Holdings, Inc., 2021 Term Loan B, (3 mo. LIBOR + 4.25%), 6.97%, 05/17/28	USD	995	766,131
American Auto Auction Group LLC, 2021 Term Loan B, (SOFR + 5.00%, 0.75% Floor), 7.05%, 12/30/27		2,741	2,556,192
AMF MF Portfolio, Term Loan, (Fixed + 6.69%), 6.67%, 11/01/28(d)		4,075	4,075,000
CML Paradise Plaza, Term Loan, (3 mo. LIBOR + 3.60%), 4.53%, 12/07/26(d)		5,409	5,319,218
Emerald Electronics Manufacturing Services, Term Loan, (SOFR + 6.25%, 1.00% Floor), 7.88%, 12/29/27		1,088	1,044,293
Galaxy Universal LLC 1st Lien Term Loan, (3 mo. LIBOR + 5.75%, 1.00% Floor), 7.16%, 11/12/26(d)		6,257	6,100,558
2022 Delayed Draw Term Loan, (SOFR + 5.75%), 5.92%, 09/26/22		265	264,536
Hydrofarm Holdings LLC, 2021 Term Loan, (1 mo. LIBOR + 5.50%), 7.15%, 09/27/28(d)		1,127	1,037,148
IPS Corp., 2021 Term Loan, (1 mo. LIBOR + 3.50%), 5.17%, 10/02/28		831	761,633
MIP V Waste Holdings LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.92%, 12/08/28		3,074	2,966,695
OVG Business Services LLC, Initial Term Loan, (1 mo. LIBOR + 6.25%, 1.00% Floor), 7.25%, 10/13/28		4,543	4,258,701
Park River Holdings, Inc., Term Loan, (3 mo. LIBOR + 3.25%), 4.22%, 12/28/27		998	811,699

Security		Par (000)	Value

United States (continued)
Signal Parent, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.17%, 04/03/28	USD	995	$759,494
Sonder Secured Notes, (10.00% PIK), 10.00%, 01/19/27(d)(j)(k)		5,117	4,631,193
Vaca Morada Partners LP, 4.06%, 03/25/24(d)		1,630	1,625,895

			36,978,386

Total Floating Rate Loan Interests — 2.6% (Cost: $48,142,408)			45,600,848

		Shares

Investment Companies

United States — 4.2%
Invesco QQQ Trust, Series 1		148,400	41,593,552
Invesco Senior Loan ETF(l)		985,000	19,965,950
iShares iBoxx $ High Yield Corporate Bond ETF(m)		117,963	8,683,256
SPDR Bloomberg High Yield Bond ETF		35,942	3,260,299

Total Investment Companies — 4.2% (Cost: $85,433,359)			73,503,057

		Par (000)

Municipal Bonds

Puerto Rico(a) — 0.1%
Commonwealth of Puerto Rico, GO 0.00%, 11/01/43	USD	406	201,857
0.00%, 11/01/51		4,259	1,831,370
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		1,702	519,039

Total Municipal Bonds — 0.1% (Cost: $2,692,663)			2,552,266

Non-Agency Mortgage-Backed Securities

United States(a)(b) — 3.1%
Barclays Mortgage Loan Trust, Series 2021-NQM1, Class B1, 4.38%, 09/25/51		2,047	1,654,959
CHNGE Mortgage Trust Series 2022-1, Class M1, 3.99%, 01/25/67		2,000	1,772,661
Series 2022-2, Class M1, 4.61%, 03/25/67		5,000	4,604,672
Connecticut Avenue Securities Trust
Series 2021-R01, Class 1B2, (30 day SOFR + 6.00%), 6.93%, 10/25/41		2,512	2,088,680
Series 2022-R01, Class 1B2, (30 day SOFR + 6.00%), 6.93%, 12/25/41		2,537	2,064,627
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.65%, 10/10/34		2,040	1,857,455
Freddie Mac STACR REMIC Trust, Series 2021- HQA4, Class B2, (30 day SOFR + 7.00%), 7.93%, 12/25/41		2,000	1,607,049

54	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Grace Trust, Series 2020-GRCE, Class D, 2.77%, 12/10/40	USD	2,000	$1,541,503
GS Mortgage Securities Corp. Trust
Series 2021-DM, Class E, (1 mo. LIBOR US + 2.94%), 4.26%, 11/15/36		2,150	2,017,112
Series 2021-DM, Class F, (1 mo. LIBOR US + 3.44%), 4.76%, 11/15/36		2,150	2,007,801
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 3.04%, 12/10/41		2,000	1,546,585
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC, Class E, (1 mo. LIBOR US + 2.45%), 3.77%, 04/15/38		2,270	2,098,970
Series 2021-NYAH, Class E, (1 mo. LIBOR US + 1.84%), 3.16%, 06/15/38		4,000	3,662,093
Series 2022-NLP, Class F, (30 day SOFR + 3.54%), 4.82%, 04/15/37		2,000	1,839,900
Series 2022-OPO, Class D, 3.56%, 01/05/39		860	720,726
Manhattan West Mortgage Trust, Series 2020-1MW, Class D, 2.41%, 09/10/39		2,250	1,874,795
MFRA Trust, Class M1, 4.57%, 09/25/56		4,000	3,638,555
MHC Commercial Mortgage Trust, Series 2021-MHC, Class F, (1 mo. LIBOR US + 2.60%), 3.93%, 04/15/38		2,000	1,859,412
RIAL Issuer Ltd., Series 2022-FL8, Class A, (30 day SOFR + 2.25%), 3.76%, 01/19/37		3,835	3,807,561
RMF Buyout Issuance Trust, Series 2021-HB1, Class M4, 4.70%, 11/25/31		3,500	3,202,313
SREIT Trust, Series 2021-PALM, Class G, (1 mo. LIBOR US + 3.62%), 4.94%, 10/15/34		1,050	986,449
STWD Mortgage Trust
Series 2021-LIH, Class F, (1 mo. LIBOR US + 3.55%), 4.88%, 11/15/36		2,500	2,294,712
Series 2021-LIH, Class G, (1 mo. LIBOR US + 4.20%), 5.52%, 11/15/36		750	690,500
SUMIT Mortgage Trust, Series 2022-BVUE, Class D, 2.99%, 02/12/41		650	507,759
Taubman Centers Commercial Mortgage Trust,
Series 2022-DPM, Class A, (30 day SOFR + 2.19%), 3.46%, 05/15/37		2,410	2,344,074
Velocity Commercial Capital Loan Trust, Series 2021-4, Class M4, 4.48%, 12/26/51		2,933	2,558,019

Total Non-Agency Mortgage-Backed Securities — 3.1% (Cost: $61,018,255)			54,848,942

Preferred Securities

Capital Trust — 0.0%
United States — 0.0%
Vistra Corp., 7.00%(a)(b)(h)		1,120	1,016,400

			1,016,400

		Shares

Preferred Stocks — 0.4%(d)
Sweden — 0.0%
Volta		2,492	175,753

Security	Shares	Value

United States — 0.4%
Lesson Nine GmbH, Series B	456,729	$4,169,936
MNTN Digital, Inc., (Acquired 11/05/21, Cost: $1,239,070)(e)	53,954	781,793
Verge Genomics, Inc., (Acquired 11/05/21, Cost: $1,437,421)(e)	269,847	1,279,075

		6,230,804

		6,406,557

Total Preferred Securities — 0.4% (Cost: $8,458,376)		7,422,957

Warrants

United States — 0.0%
Altus Power, Inc., (Expires: 12/31/27)(c)	24,178	31,432
Gores Holdings VIII, Inc., Class A, (Expires: 12/31/27)(c)	21,128	11,935
Proof Acquisition Corp., (Expires: 10/01/26)(d)	61,805	4,326
Sonder Holdings, Inc., (Expires: 11/19/26)(d)	75,255	1,505

Total Warrants — 0.0% (Cost: $165,624)		49,198

Total Long-Term Investments — 80.7% (Cost: $1,682,023,581)		1,425,966,103

Short-Term Securities

Money Market Funds — 18.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.33%(m)(n)	319,500,346	319,500,346
SL Liquidity Series, LLC, Money Market Series, 1.73%(m)(n)(o)	8,271,716	8,270,062

Total Short-Term Securities — 18.6% (Cost: $327,771,206)		327,770,408

Options Purchased — 0.2% (Cost: $5,202,668)		4,341,848

Total Investments Before Options Written — 99.5% (Cost: $2,014,997,455)		1,758,078,359

Investments Sold Short

Common Stocks

United Kingdom — (0.0)%
BP PLC, ADR	(1,900)	(53,865)

Total Investments Sold Short — (0.0)% (Proceeds: $(55,311))		(53,865)

Options Written — (0.4)% (Premiums Received: $(5,212,975))		(6,474,050)

Total Investments, Net of Options Written — 99.1% (Cost: $2,009,729,169)		1,751,550,444

Other Assets Less Liabilities — 0.9%		15,312,608

Net Assets — 100.0%		$1,766,863,052

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $3,080,613, representing 0.2% of its net assets as of period end, and an original cost of $4,138,861.

(f)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Perpetual security with no stated maturity date.
(i)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(j)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(k)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(l)	All or a portion of this security is on loan.
(m)	Affiliate of the Trust.
(n)	Annualized 7-day yield as of period end.
(o)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/22	Shares Held at 06/30/22	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund,

Institutional Class	$800,242,110	$—		$(480,741,764	)(a)	$—	$—	$319,500,346	319,500,346	$689,365		$—

iShares iBoxx $ High Yield Corporate Bond

ETF	—	12,680,472		(2,945,167)		(84,811)	(967,238)	8,683,256	117,963	83,484		—

iShares Russell 2000 ETF(b)	—	3,218,179		(3,471,885)		253,706	—	—	—	—		—

SL Liquidity Series, LLC, Money Market

Series.	—	8,274,915	(a)	—		(4,055)	(798)	8,270,062	8,271,716	60,656	(c)	—

						$164,840	$(968,036)	$336,453,664		$833,505		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
NASDAQ 100 E-Mini Index	165	09/16/22	$38,047	$416,221
S&P 500 E-Mini Index	19	09/16/22	3,600	(108,531)

				307,690

Short Contracts
Russell 2000 E-Mini Index	24	09/16/22	2,050	9,293
10-Year U.S. Treasury Note	278	09/21/22	32,904	343,586
10-Year U.S. Ultra Long Treasury Note	115	09/21/22	14,612	214,614
U.S. Long Bond	46	09/21/22	6,352	101,253
Ultra U.S. Treasury Bond	230	09/21/22	35,499	337,592
2-Year U.S. Treasury Note	1	09/30/22	210	893
5-Year U.S. Treasury Note	305	09/30/22	34,198	302,626

				1,309,857

				$1,617,547

56	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	14,933,329	USD	15,724,025	Deutsche Bank AG	09/15/22	$5,396
USD	31,357	EUR	29,642	Bank of America N.A.	09/15/22	135
USD	5,909,582	EUR	5,598,193	BNP Paribas S.A.	09/15/22	12,950
USD	782,369	EUR	734,298	Deutsche Bank AG	09/15/22	8,926
USD	52,432	GBP	42,886	Deutsche Bank AG	09/15/22	156
USD	5,566,066	SEK	56,534,122	Bank of America N.A.	09/15/22	23,073

						50,636

GBP	4,677	USD	5,756	Westpac Banking Corp.	09/15/22	(54)
USD	5,692,330	AUD	8,260,000	BNY Mellon	09/15/22	(12,585)
USD	10,096	DKK	71,647	Deutsche Bank AG	09/15/22	(52)
USD	3,634,476	EUR	3,457,609	BNY Mellon	09/15/22	(7,457)
USD	170,659,506	EUR	162,836,203	UBS AG	09/15/22	(857,458)
USD	19,169,273	GBP	15,918,282	BNY Mellon	09/15/22	(234,612)
USD	8,836,075	HKD	69,197,570	JPMorgan Chase Bank N.A.	09/15/22	(1,137)

						(1,113,355)

						$(1,062,719)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alcoa Corp.	91	07/15/22	USD	100.00	USD	415	$319
Alphabet Inc., Class C	11	07/15/22	USD	2,200.00	USD	2,406	72,545
Alphabet Inc., Class C	2	07/15/22	USD	2,400.00	USD	437	2,080
Intuit, Inc.	12	07/15/22	USD	390.00	USD	463	13,380
InvesCo QQQ Trust, Series 1	50	07/15/22	USD	320.00	USD	1,401	750
InvesCo QQQ Trust, Series 1	34	07/15/22	USD	315.00	USD	953	867
InvesCo QQQ Trust, Series 1	139	07/15/22	USD	325.00	USD	3,896	1,321
Raymond James Financial, Inc.	47	07/15/22	USD	100.00	USD	420	3,408
SPDR S&P 500 ETF Trust	320	07/15/22	USD	450.00	USD	12,072	480
CF Industries Holdings, Inc.	124	08/19/22	USD	115.00	USD	1,063	8,990
CSX Corp.	182	08/19/22	USD	40.00	USD	529	1,365
Daimler AG	87	08/19/22	EUR	70.00	EUR	480	821
Eli Lilly & Co.	32	08/19/22	USD	320.00	USD	1,038	60,320
Generac Holdings, Inc.	16	08/19/22	USD	300.00	USD	337	2,440
Halliburton Co.	125	08/19/22	USD	39.00	USD	392	6,625
SPDR S&P 500 ETF Trust	58	08/19/22	USD	450.00	USD	2,188	841
Domino’s Pizza, Inc.	10	09/16/22	USD	400.00	USD	390	20,750
Mosaic Co.	223	09/16/22	USD	70.00	USD	1,053	13,826
Pandora A/S	23	09/16/22	DKK	696.25	DKK	1,037	488
Eli Lilly & Co.	11	10/21/22	USD	330.00	USD	357	24,310
Dynatrace, Inc.	102	11/18/22	USD	45.00	USD	402	35,190
Commerzbank AG	410	12/16/22	EUR	9.00	EUR	274	89,584
LVMH Moet Hennessy Louis Vuitton SE	16	12/16/22	EUR	640.00	EUR	931	42,756
SAP Investor Relations, ADR	65	12/16/22	USD	100.00	USD	590	28,275
Abbott Laboratories	92	01/20/23	USD	125.00	USD	1,000	28,382
Adobe, Inc.	17	01/20/23	USD	480.00	USD	622	17,977
Align Technology, Inc.	24	01/20/23	USD	290.00	USD	568	51,720
Alphabet Inc., Class C	8	01/20/23	USD	2,500.00	USD	1,750	96,800
Booking Holdings, Inc.	5	01/20/23	USD	2,600.00	USD	874	14,300
Dynatrace, Inc.	103	01/20/23	USD	45.00	USD	406	44,805
Eli Lilly & Co.	32	01/20/23	USD	340.00	USD	1,038	80,720
Eli Lilly & Co.	32	01/20/23	USD	320.00	USD	1,038	111,600
Humana, Inc.	15	01/20/23	USD	500.00	USD	702	44,850
Intuit, Inc.	17	01/20/23	USD	450.00	USD	655	40,630
Nike, Inc., Class B	86	01/20/23	USD	135.00	USD	879	17,329
Otis Worldwide Corp.	108	01/20/23	USD	85.00	USD	763	15,930
salesforce.com, Inc.	56	01/20/23	USD	200.00	USD	924	50,540

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
salesforce.com, Inc.	56	01/20/23	USD	210.00	USD	924	$37,660
ServiceNow, Inc.	19	01/20/23	USD	550.00	USD	903	76,855
SPDR S&P 500 ETF Trust	238	01/20/23	USD	430.00	USD	8,979	162,911
XPO Logistics, Inc.	72	01/20/23	USD	57.50	USD	347	28,440

							1,353,180

Put
Clorox Co.	76	07/15/22	USD	120.00	USD	1,071	2,090
Coca-Cola Co.	435	07/15/22	USD	60.00	USD	2,737	15,877
Coca-Cola Co.	544	07/15/22	USD	57.50	USD	3,422	8,976
Consumer Staples Select Sector SPDR Fund	1,902	07/15/22	USD	68.00	USD	13,729	66,570
InvesCo QQQ Trust	300	07/15/22	USD	325.00	USD	8,408	1,368,450
iShares China Large-Cap ETF	694	07/15/22	USD	32.00	USD	2,353	23,249
iShares Russell 2000 ETF	183	07/15/22	USD	175.00	USD	3,099	141,093
iShares Russell 2000 ETF	50	07/15/22	USD	165.00	USD	847	13,625
Kraft Heinz Co.	649	07/15/22	USD	35.00	USD	2,475	9,086
Procter & Gamble Co.	263	07/15/22	USD	130.00	USD	3,782	7,364
Apple, Inc.	99	08/19/22	USD	130.00	USD	1,354	48,015
FedEx Corp.	72	08/19/22	USD	210.00	USD	1,632	46,620
InvesCo QQQ Trust	300	08/19/22	USD	255.00	USD	8,408	173,100
Kroger Co.	487	08/19/22	USD	45.00	USD	2,305	69,397
Procter & Gamble Co.	175	08/19/22	USD	135.00	USD	2,516	44,012
Consumer Staples Select Sector SPDR Fund	1,522	09/16/22	USD	73.00	USD	10,986	460,405
Dollar Tree, Inc.	110	09/16/22	USD	145.00	USD	1,714	78,925
Sherwin-Williams Co. (The)	68	09/16/22	USD	240.00	USD	1,523	151,300
SPDR S&P 500 ETF Trust	164	12/16/22	USD	350.00	USD	6,187	260,514

							2,988,668

							$4,341,848

Exchange-Traded Options Written
Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
InvesCo QQQ Trust, Series 1	139	07/15/22	USD	340.00	USD	3,896	$(487)
Alphabet Inc., Class C	13	08/19/22	USD	2,500.00	USD	2,844	(43,745)
American Tower Corp.	170	08/19/22	USD	280.00	USD	4,345	(57,800)
Applied Materials, Inc.	132	08/19/22	USD	105.00	USD	1,201	(25,608)
Archer-Daniels-Midland Co.	123	08/19/22	USD	80.00	USD	954	(35,977)
Boston Scientific Corp.	1,021	08/19/22	USD	42.00	USD	3,805	(51,050)
Home Depot, Inc.	43	08/19/22	USD	325.00	USD	1,179	(4,451)
Home Depot, Inc.	79	08/19/22	USD	300.00	USD	2,167	(35,747)
InvesCo QQQ Trust	150	08/19/22	USD	315.00	USD	4,204	(28,575)
Mastercard, Inc., Class A	30	08/19/22	USD	350.00	USD	946	(15,225)
Microsoft Corp.	157	08/19/22	USD	280.00	USD	4,032	(66,725)
ServiceNow, Inc.	64	08/19/22	USD	550.00	USD	3,043	(72,640)
TE Connectivity Ltd.	54	08/19/22	USD	125.00	USD	611	(10,395)
Thermo Fisher Scientific, Inc.	91	08/19/22	USD	580.00	USD	4,944	(112,840)
Walt Disney Co.	43	08/19/22	USD	105.00	USD	406	(8,299)
Merck & Co., Inc.	151	01/20/23	USD	100.00	USD	1,377	(45,300)

							(614,864)

Put
Alcoa Corp.	91	07/15/22	USD	70.00	USD	415	(222,495)
Alphabet Inc., Class C	19	07/15/22	USD	2,100.00	USD	4,156	(69,160)
Alphabet Inc., Class C	9	07/15/22	USD	1,800.00	USD	1,969	(2,903)
Alphabet Inc., Class C	2	07/15/22	USD	2,000.00	USD	437	(3,490)
Amazon.com, Inc.	200	07/15/22	USD	121.00	USD	2,124	(298,000)
Apple, Inc.	90	07/15/22	USD	140.00	USD	1,230	(49,950)
Coca-Cola Co.	435	07/15/22	USD	55.00	USD	2,737	(4,568)
Coca-Cola Co.	544	07/15/22	USD	52.50	USD	3,422	(3,536)

58	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
Consumer Staples Select Sector SPDR Fund	1,902	07/15/22	USD	63.00	USD	13,729	$(34,236)
InvesCo QQQ Trust	300	07/15/22	USD	310.00	USD	8,408	(926,700)
InvesCo QQQ Trust, Series 1	50	07/15/22	USD	265.00	USD	1,401	(14,700)
InvesCo QQQ Trust, Series 1	34	07/15/22	USD	260.00	USD	953	(7,021)
iShares China Large-Cap ETF	694	07/15/22	USD	29.00	USD	2,353	(3,470)
iShares iBoxx $ High Yield Corporate Bond ETF	650	07/15/22	USD	77.00	USD	4,785	(248,625)
Kraft Heinz Co.	649	07/15/22	USD	32.50	USD	2,475	(2,921)
Nike, Inc., Class B	161	07/15/22	USD	95.00	USD	1,645	(15,617)
Procter & Gamble Co.	263	07/15/22	USD	115.00	USD	3,782	(4,997)
Raymond James Financial, Inc.	47	07/15/22	USD	85.00	USD	420	(5,993)
Alphabet Inc., Class C	8	08/19/22	USD	1,900.00	USD	1,750	(33,800)
Apple, Inc.	99	08/19/22	USD	115.00	USD	1,354	(15,939)
CSX Corp.	182	08/19/22	USD	30.00	USD	529	(33,215)
Daimler AG	87	08/19/22	EUR	60.00	EUR	480	(54,931)
Eli Lilly & Co.	32	08/19/22	USD	260.00	USD	1,038	(6,368)
FedEx Corp.	72	08/19/22	USD	180.00	USD	1,632	(12,348)
Generac Holdings, Inc.	16	08/19/22	USD	220.00	USD	337	(41,120)
Halliburton Co.	125	08/19/22	USD	30.00	USD	392	(25,187)
Home Depot, Inc.	43	08/19/22	USD	250.00	USD	1,179	(25,047)
InvesCo QQQ Trust	450	08/19/22	USD	215.00	USD	12,613	(55,125)
iShares iBoxx $ High Yield Corporate Bond ETF	859	08/19/22	USD	72.00	USD	6,323	(129,709)
Kroger Co.	487	08/19/22	USD	40.00	USD	2,305	(19,480)
Microsoft Corp.	70	08/19/22	USD	220.00	USD	1,798	(21,910)
Procter & Gamble Co.	175	08/19/22	USD	120.00	USD	2,516	(13,650)
Consumer Staples Select Sector SPDR Fund	1,522	09/16/22	USD	66.00	USD	10,986	(288,419)
Dollar Tree, Inc.	110	09/16/22	USD	125.00	USD	1,714	(30,470)
Domino’s Pizza, Inc.	10	09/16/22	USD	300.00	USD	390	(3,700)
Pandora A/S	23	09/16/22	DKK	550.00	DKK	1,027	(37,185)
Eli Lilly & Co.	11	10/21/22	USD	260.00	USD	357	(5,528)
Dynatrace, Inc.	102	11/18/22	USD	35.00	USD	402	(34,170)
Commerzbank AG	410	12/16/22	EUR	7.20	EUR	274	(49,840)
LVMH Moet Hennessy Louis Vuitton SE	16	12/16/22	EUR	520.00	EUR	931	(48,960)
SAP Investor Relations, ADR	65	12/16/22	USD	80.00	USD	590	(24,375)
SPDR S&P 500 ETF Trust	246	12/16/22	USD	310.00	USD	9,280	(186,099)
Abbott Laboratories	92	01/20/23	USD	105.00	USD	1,000	(65,550)
Adobe, Inc.	17	01/20/23	USD	400.00	USD	622	(102,467)
Align Technology, Inc.	24	01/20/23	USD	230.00	USD	568	(86,040)
Alphabet Inc., Class C	11	01/20/23	USD	1,600.00	USD	2,406	(51,535)
Alphabet Inc., Class C	8	01/20/23	USD	2,000.00	USD	1,750	(112,480)
Amazon.com, Inc.	220	01/20/23	USD	80.00	USD	2,337	(85,800)
Apple, Inc.	156	01/20/23	USD	100.00	USD	2,133	(47,580)
Booking Holdings, Inc.	5	01/20/23	USD	2,000.00	USD	874	(184,100)
Dynatrace, Inc.	103	01/20/23	USD	35.00	USD	406	(41,200)
Eli Lilly & Co.	32	01/20/23	USD	280.00	USD	1,038	(45,360)
Eli Lilly & Co.	32	01/20/23	USD	260.00	USD	1,038	(30,800)
Humana, Inc.	15	01/20/23	USD	390.00	USD	702	(24,825)
Intuit, Inc.	17	01/20/23	USD	370.00	USD	655	(66,980)
Microsoft Corp.	86	01/20/23	USD	200.00	USD	2,209	(53,965)
Nike, Inc., Class B	86	01/20/23	USD	110.00	USD	879	(129,430)
Otis Worldwide Corp.	108	01/20/23	USD	65.00	USD	763	(41,580)
salesforce.com, Inc.	112	01/20/23	USD	160.00	USD	1,848	(193,760)
ServiceNow, Inc.	19	01/20/23	USD	450.00	USD	903	(101,650)
XPO Logistics, Inc.	72	01/20/23	USD	45.00	USD	347	(39,960)

							(4,620,019)

							$(5,234,883)

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency	Counterparty
Put
10-Year Interest Rate Swap, 08/19/32	1-Day SOFR, 0.82%	Quarterly	3.23%	Semi-Annual	Citibank N.A.	08/17/22	3.23%	USD	10,288	$(43,885)
10-Year Interest Rate Swap, 08/26/32	1-Day SOFR, 0.82%	Quarterly	3.10%	Semi-Annual	Morgan Stanley & Co. International PLC	08/24/22	3.10	USD	20,889	(157,549)
10-Year Interest Rate Swap, 09/02/32	1-Day SOFR, 0.82%	Quarterly	3.00%	Semi-Annual	Morgan Stanley & Co. International PLC	08/31/22	3.00	USD	10,733	(119,111)
10-Year Interest Rate Swap, 09/02/32	1-Day SOFR, 0.82%	Quarterly	3.00%	Semi-Annual	Deutsche Bank AG	08/31/22	3.00	USD	10,800	(119,855)
10-Year Interest Rate Swap, 11/25/32.	1-Day SOFR, 0.82%	Quarterly	3.20%	Semi-Annual	Goldman Sachs International	11/23/22	3.20	USD	10,016	(135,757)
10-Year Interest Rate Swap, 12/10/32	1-Day SOFR, 0.82%	Quarterly	3.35%	Semi-Annual	Morgan Stanley & Co. International PLC	12/08/22	3.35	USD	21,608	(241,470)
10-Year Interest Rate Swap, 05/13/33	1-Day SOFR, 0.82%	Quarterly	3.57%	Semi-Annual	Goldman Sachs International	05/11/23	3.57	USD	30,765	(421,540)

										$(1,239,167)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	(a)	Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.38.V2	5.00%	Quarterly	06/20/27	B+		USD 38,762		$(1,077,117)	$(260,121)	$(816,996)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.60%	Annual	1-Day SOFR, 0.82%	Annual	N/A	05/26/32	USD	2,250	$33,749	$35	$33,714

OTC Total Return Swaps

Paid by the Trust		Received by the Trust			Effective Date	Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty					Value

1-Day SOFR minus 2.25%,0.82%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	BNP Paribas S.A.	N/A	07/15/22	USD	2,688	$(70,408)	$—	$(70,408)
1-Day SOFR minus 2.10%,0.82%	Quarterly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	Goldman Sachs International	N/A	07/15/22	USD	2,087	15,333	—	15,333
1-Day SOFR minus 2.25%,0.82%	Monthly	iShares iBoxx $ High Yield Corporate Bond ETF	Monthly	JPMorgan Chase Bank N.A.	N/A	07/15/22	USD	7,618	55,707	—	55,707
1-Day SOFR minus 1.20%,0.82%	Monthly	SPDR Bloomberg High Yield Bond ETF	Monthly	Citibank N.A.	N/A	07/15/22	USD	1,739	7,453	—	7,453
PPG Industries Inc	Quarterly	1-Day SOFR minus 0.13%, 0.82%	Quarterly	BNP Paribas S.A.	N/A	09/02/22	USD	670	75,509	—	75,509
PPG Industries Inc	Quarterly	1-Day SOFR minus 0.12%, 0.00%	Quarterly	BNP Paribas S.A.	N/A	09/02/22	USD	33	3,718	—	3,718
Sherwin Williams	Quarterly	1-Day SOFR minus 0.10%, 0.00%	Quarterly	BNP Paribas S.A.	N/A	09/02/22	USD	61	10,382	—	10,382

60	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

OTC Total Return Swaps (continued)

Paid by the Trust		Received by the Trust			Effective Date	Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty					Value

PPG Industries Inc.	Quarterly	1-Day SOFR minus 0.08%, 0.82%	Quarterly	BNP Paribas S.A.	N/A	09/02/22	USD	600	$67,659	$—	$67,659
Sherwin Williams	Quarterly	1-Day SOFR minus 0.08%, 0.82%	Monthly	BNP Paribas S.A.	N/A	09/02/22	USD	628	106,523	—	106,523
1-Day SOFR minus 1.65%,0.82%	Quarterly	iShares iBoxx $ High Yield Corporate Bond ETF	Quarterly	BNP Paribas S.A.	N/A	09/16/22	USD	2,154	(5,640)	—	(5,640)
1-Day SOFR minus 1.60%,0.82%	Quarterly	iShares iBoxx $ High Yield Corporate Bond ETF	Quarterly	Goldman Sachs International	N/A	09/16/22	USD	1,054	(2,956)	—	(2,956)
1-Day SOFR minus 1.85%,0.82%	Quarterly	iShares iBoxx $ High Yield Corporate Bond ETF	Quarterly	JPMorgan Chase Bank N.A.	N/A	09/16/22	USD	7,571	(19,584)	—	(19,584)
1-Day SOFR minus 1.25%,0.82%	Monthly	SPDR Bloomberg High Yield Bond ETF	Monthly	BNP Paribas S.A.	N/A	09/16/22	USD	17,512	(278,433)	—	(278,433)
1-Day SOFR minus 0.90%,0.82%	Monthly	SPDR Bloomberg High Yield Bond ETF	Monthly	Citibank N.A.	N/A	09/16/22	USD	869	3,554	—	3,554

									$(31,183)	$—	$(31,183)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$35	$(260,121)	$33,714	$(816,996)	$—
OTC Swaps	—	—	345,838	(377,021)	—
Options Written	N/A	N/A	1,008,267	(2,269,342)	(6,474,050)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$425,514	$—	$1,300,564	$—	$1,726,078
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	50,636	—	—	50,636
Options purchased
Investments at value — unaffiliated(b)	—	—	4,341,848	—	—	—	4,341,848
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	33,714	—	33,714
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	345,838	—	—	—	345,838

	$—	$—	$5,113,200	$50,636	$1,334,278	$—	$6,498,114

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$108,531	$—	$—	$—	$108,531
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	1,113,355	—	—	1,113,355

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written
Options written at value	$—	$—	$5,234,883	$—	$1,239,167	$—	$6,474,050
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	816,996	—	—	—	—	816,996
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	377,021	—	—	—	377,021

	$—	$816,996	$5,720,435	$1,113,355	$1,239,167	$—	$8,889,953

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended June 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(13,784,605)	$—	$10,080,701	$—	$(3,703,904)
Forward foreign currency exchange contracts	—	—	—	16,746,469	—	—	16,746,469
Options purchased(a)	—	—	(2,116,644)	—	(323,472)	—	(2,440,116)
Options written	—	—	4,507,251	—	53,036	—	4,560,287
Swaps	—	30,369	(1,809,312)	—	—	—	(1,778,943)

	$—	$30,369	$(13,203,310)	$16,746,469	$9,810,265	$—	$13,383,793

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(411,683)	$—	$1,206,848	$—	$795,165
Forward foreign currency exchange contracts	—	—	—	1,040,672	—	—	1,040,672
Options purchased(b)	—	—	(1,544,908)	—	—	—	(1,544,908)
Options written	—	—	(1,770,122)	—	78,242	—	(1,691,880)
Swaps	—	(816,996)	(31,183)	—	33,714	—	(814,465)

	$—	$(816,996)	$(3,757,896)	$1,040,672	$1,318,804	$—	$(2,215,416)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$40,277,044
Average notional value of contracts — short	$115,802,671
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$208,340,226
Average amounts sold — in USD	$7,868,706
Options:
Average value of option contracts purchased	$2,582,755
Average value of option contracts written	$3,952,263
Average notional value of swaption contracts purchased	$—	(a)
Average notional value of swaption contracts written	$57,549,682
Credit default swaps:
Average notional value — sell protection	$19,381,230
Interest rate swaps:
Average notional value — pays fixed rate	$1,124,794
Total return swaps:
Average notional value	$34,425,852

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

62	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$12,443,984		$14,111,441
Forward foreign currency exchange contracts	50,636		1,113,355
Options	4,341,848	(a)	6,474,050
Swaps — centrally cleared	—		198,234
Swaps — OTC(b)	345,838		377,021

Total derivative assets and liabilities in the Statements of Assets and Liabilities	17,182,306		22,274,101

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(16,785,832)		(19,544,558)

Total derivative assets and liabilities subject to an MNA	$396,474		$2,729,543

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)

Bank of America N.A.	$23,208	$—	$—	$—	$23,208
BNP Paribas S.A.	276,741	(276,741)	—	—	—
Citibank N.A.	11,007	(11,007)	—	—	—
Deutsche Bank AG	14,478	(14,478)	—	—	—
Goldman Sachs International	15,333	(15,333)	—	—	—
JPMorgan Chase Bank N.A.	55,707	(20,721)	—	—	34,986

	$396,474	$(338,280)	$—	$—	$58,194

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)

BNP Paribas S.A.	$354,481	$(276,741)	$—	$—	$77,740
BNY Mellon	254,654	—	—	—	254,654
Citibank N.A.	43,885	(11,007)	—	(32,878)	—
Deutsche Bank AG	119,907	(14,478)	—	—	105,429
Goldman Sachs International	560,253	(15,333)	—	(544,920)	—
JPMorgan Chase Bank N.A.	20,721	(20,721)	—	—	—
Morgan Stanley & Co. International PLC	518,130	—	—	(518,130)	—
UBS AG	857,458	—	—	—	857,458
Westpac Banking Corp.	54	—	—	—	54

	$2,729,543	$(338,280)	$—	$(1,095,928)	$1,295,335

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$65,730,608	$—	$65,730,608
Common Stocks
Brazil	503,180	—	—	503,180
Cayman Islands	—	—	669,165	669,165
China	—	11,185,878	—	11,185,878
Finland	—	22,801,783	—	22,801,783
France	—	70,027,814	—	70,027,814
Germany	—	41,325,351	—	41,325,351
Ireland	5,049,211	—	—	5,049,211
Italy	3,647,468	—	—	3,647,468
Netherlands	—	19,970,891	—	19,970,891
South Korea	—	19,898,286	—	19,898,286
Sweden	—	4,766,725	—	4,766,725
Switzerland	6,463,920	—	—	6,463,920
Taiwan	16,655,173	—	—	16,655,173
United Kingdom	3,755,717	18,004,870	—	21,760,587
United States	615,564,775	—	5,218,008	620,782,783
Corporate Bonds	—	301,394,536	9,355,476	310,750,012
Floating Rate Loan Interests	—	17,177,226	28,423,622	45,600,848
Investment Companies	73,503,057	—	—	73,503,057
Municipal Bonds	—	2,552,266	—	2,552,266
Non-Agency Mortgage-Backed Securities	—	54,848,942	—	54,848,942
Preferred Securities
Capital Trust	—	1,016,400	—	1,016,400
Preferred Stocks	—	—	6,406,557	6,406,557
Warrants	43,367	—	5,831	49,198
Short-Term Securities
Money Market Funds	319,500,346	—	—	319,500,346
Options Purchased
Equity Contracts	4,341,848	—	—	4,341,848
Liabilities
Investments
Investments Sold Short
Common Stocks	(53,865)	—	—	(53,865)
Unfunded Floating Rate Loan Interests(a)	—	(14,363)	(2,405)	(16,768)

	$1,048,974,197	$650,687,213	$50,076,254	1,749,737,664

Investments Valued at NAV(b)				8,270,062

				$1,758,007,726

Derivative Financial Instruments(c)
Assets
Equity Contracts	$425,514	$345,838	$—	$771,352
Foreign Currency Exchange Contracts	—	50,636	—	50,636
Interest Rate Contracts	1,300,564	33,714	—	1,334,278
Liabilities
Credit Contracts	—	(816,996)	—	(816,996)
Equity Contracts	(5,343,414)	(377,021)	—	(5,720,435)

64	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(c)
Foreign Currency Exchange Contracts	$—	$(1,113,355)	$—	$(1,113,355)
Interest Rate Contracts	—	(1,239,167)	—	(1,239,167)

	$(3,617,336)	$(3,116,351)	$—	$(6,733,687)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Unfunded SPAC PIPE Commitments			Warrents	Total
Assets

Opening balance, as of December 31, 2021	$550,000	$1,099,494	$3,056,625	$16,214,511	$2,674,909	$—	$	—(a	)	$61,805	$23,657,344

Transfers into Level 3	—	—	—	4,013,875	—	—		—		—	4,013,875

Transfers out of Level 3	(550,000)	—	—	(4,485,690)	—	—		—		—	(5,035,690)

Accrued discounts/premiums	—	—	19,768	28,336	—	—		—		—	48,104

Net realized gain (loss)	—	—	—	719	—	—		—		—	719

Net change in unrealized appreciation (depreciation)(b)(c)	—	(533,917)	132,228	(807,297)	(921,074)	(2,405)		—		(55,974)	(2,188,439)

Purchases	—	5,321,596	6,146,855	13,503,946	4,652,722	—		—		—	29,625,119

Sales	—	—	—	(44,778)	—	—		—		—	(44,778)

Closing balance, as of June 30, 2022	$—	$5,887,173	$9,355,476	$28,423,622	$6,406,557	$(2,405)		$—		$5,831	$50,076,254

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022(b)	$—	$(533,916)	$132,228	$(807,297)	$(921,074)	$(2,405)		$—		$(55,974)	$(2,188,438)

(a)	Rounds to less than $1.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2022 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $12,405,436. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Common Stocks	$5,536,593	Market	Revenue Multiple	11.00x - 13.00x		11.47x
			Volatility	50%		—
			Time to Exit	1.9 years		—

Corporate Bonds	9,355,476	Income	Discount Rate	12% - 35%		23%

Floating Rate Loan Interests	16,366,361	Income	Discount Rate	9% - 14%		11%

Preferred Stocks	6,406,557	Market	Revenue Multiple	0.10x - 4.75x		2.91x
			Time to Exit	2.5 years		—
			Volatility	75%		—

Warrants	5,831	Market	Time to Exit	1 year		—
			Volatility	48% - 48%		48%

	$37,670,818

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) June 30, 2022	BlackRock ESG Capital Allocation Trust (ECAT)

The Trust valued certain of its Level 3 investments using recent prior transaction prices as the best approximation of fair value. The value of Level 3 investments obtained using recent prior transaction process, for which inputs are unobservable, is $1,985,599 as of June 30, 2022.

See notes to financial statements.

66	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

June 30, 2022

	BCAT(a)	ECAT

ASSETS
Investments, at value — unaffiliated(b)(c)	$1,878,559,900	$1,421,624,695
Investments, at value — affiliated(d)	52,199,736	336,453,664
Cash	167,354	3,052,609
Cash pledged:
Collateral — OTC derivatives	—	1,550,000
Futures contracts	12,954,000	6,214,000
Centrally cleared swaps	14,314,000	4,043,000
Receivables:
Investments sold	71,792,020	23,139,026
Options written	258,404	8,208
Securities lending income — affiliated	—	15,863
Swaps	187,631	1,095
Dividends — unaffiliated	900,771	960,731
Dividends — affiliated	43,950	294,777
Interest — unaffiliated	12,049,734	4,378,996
Principal paydowns	519	—
Variation margin on futures contracts	3,592,242	12,443,984
Unrealized appreciation on:
Forward foreign currency exchange contracts	9,239,551	50,636
OTC swaps	721,700	345,838
Prepaid expenses	20,880	7,849

Total assets	2,057,002,392	1,814,584,971

LIABILITIES
Investments sold short, at value(e)	—	53,865
Foreign bank overdraft(f)	15,168	2,736,040
Cash received:
Collateral — reverse repurchase agreements	283,001	—
Collateral — OTC derivatives	7,270,000	—
Collateral on securities loaned	—	8,274,915
Options written, at value(g)	12,541,371	6,474,050
Reverse repurchase agreements, at value	1,083,651	—
Payables:
Investments purchased	9,988,475	8,614,858
Swaps	282,867	51,811
Accounting services fees	190,205	191,220
Bank borrowings	101,000,000	—
Capital shares redeemed	2,795,681	2,215,309
Custodian fees	206,236	53,248
Deferred foreign capital gain tax	417,147	—
Income dividend distributions	2,080,721	1,155,733
Interest expense	253,871	—
Investment advisory fees	2,129,723	1,845,013
Trustees’ and Officer’s fees	35,892	27,285
Options written	145,109	1,387
Other accrued expenses	67,020	23,749
Professional fees	140,265	143,366
Transfer agent fees	41,138	43,251
Variation margin on futures contracts	2,754,611	14,111,441
Variation margin on centrally cleared swaps	449,450	198,234
Swap premiums received	1,049,663	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,194,066	1,113,355
OTC swaps	468,288	377,021
Unfunded floating rate loan interests	10,619	16,768

Total liabilities	147,894,238	47,721,919

NET ASSETS	$1,909,108,154	$1,766,863,052

F I N A N C I A L S T A T E M E N T S	67

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2022

	BCAT(a)	ECAT

NET ASSETS CONSIST OF
Paid-in capital(h)(i)(j)	$2,165,436,604	$2,095,213,194
Accumulated loss	(256,328,450)	(328,350,142)

NET ASSETS	$1,909,108,154	$1,766,863,052

Net asset value	$17.27	$16.92

(a) Consolidated Statement of Assets and Liabilities.

(b) Investments, at cost — unaffiliated	$2,094,240,184	$1,677,575,755

(c) Securities loaned, at value	$—	$7,986,380

(d) Investments, at cost — affiliated	$53,179,365	$337,421,700

(e) Proceeds received from investments sold short	$—	$55,311

(f) Foreign bank overdraft, at cost	$77,324	$2,729,459

(g) Premiums received	$10,752,959	$5,212,975

(h) Shares outstanding	110,554,805	104,426,928

(i) Shares authorized	Unlimited	Unlimited

(j) Par value	$0.001	$0.001

See notes to financial statements.

68	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations  (unaudited)

Six Months Ended June 30, 2022

	BCAT(a)	ECAT

INVESTMENT INCOME
Dividends — unaffiliated	$11,467,349	$10,771,853
Dividends — affiliated	226,062	772,849
Interest — unaffiliated	35,717,007	8,688,415
Securities lending income — affiliated — net	—	60,656
Other income — unaffiliated	223,655	181,568
Foreign taxes withheld	(733,838)	(1,046,910)

Total investment income	46,900,235	19,428,431

EXPENSES
Investment advisory	15,121,242	12,117,701
Commitment costs	298,382	—
Accounting services	154,335	167,786
Custodian	142,321	23,107
Trustees and Officer	56,513	57,557
Transfer agent	51,320	46,813
Registration	36,984	—
Miscellaneous	373,941	138,824

Total expenses excluding interest expense	16,235,038	12,551,788
Interest expense	1,412,389	—

Total expenses	17,647,427	12,551,788
Less:
Fees waived and/or reimbursed by the Manager	(62,029)	(184,289)

Total expenses after fees waived and/or reimbursed	17,585,398	12,367,499

Net investment income	29,314,837	7,060,932

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(84,610,073)	(32,856,326)
Investments — affiliated	(83,420)	164,840
Forward foreign currency exchange contracts	21,048,590	16,746,469
Foreign currency transactions	2,327,623	(55,607)
Futures contracts	47,082,709	(3,703,904)
Options written	5,417,655	4,560,287
Short sales — unaffiliated	—	(2,107)
Swaps	6,127,500	(1,778,943)

	(2,689,416)	(16,925,291)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(369,836,305)	(327,003,026)
Investments — affiliated	(856,658)	(968,036)
Forward foreign currency exchange contracts	9,029,801	1,040,672
Foreign currency translations	(67,036)	(10,393)
Futures contracts	2,943,719	795,165
Options written	(4,161,929)	(1,691,880)
Short sales — unaffiliated	—	1,446
Swaps	(1,329,043)	(814,465)
Unfunded floating rate loan interests	(10,101)	(16,768)
Unfunded SPAC PIPE commitments	(227,689)	—

	(364,515,241)	(328,667,285)

Net realized and unrealized loss	(367,204,657)	(345,592,576)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(337,889,820)	$(338,531,644)

(a) Consolidated Statement of Operations.
(b) Net of increase in deferred foreign capital gain tax of	$(417,147)	$—
See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	69

Statements of Changes in Net Assets

	BCAT			ECAT
	Six Months Ended 06/30/22 (unaudited)	(a)	Year Ended 12/31/21 (a)	Six Months Ended 06/30/22 (unaudited	)	Period from 09/27/21 to 12/31/21 (b)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$29,314,837		$59,797,037	$7,060,932		$(4,236,917)
Net realized gain (loss)	(2,689,416)		25,010,819	(16,925,291)		18,030,217
Net change in unrealized appreciation (depreciation)	(364,515,241)		36,481,238	(328,667,285)		70,201,810

Net increase (decrease) in net assets resulting from operations	(337,889,820)		121,289,094	(338,531,644)		83,995,110

DISTRIBUTIONS TO SHAREHOLDERS(c)
From net investment income and net realized gain	(69,619,147	)(d)	(86,919,506)	(63,242,823	)(d)	(10,570,785)
Return of capital	—		(53,256,836)	—		—

Decrease in net assets resulting from distributions to shareholders	(69,619,147)		(140,176,342)	(63,242,823)		(10,570,785)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—		—	—		2,114,057,040
Reinvestment of distributions	—		16,909,374	—		—
Redemption of shares resulting from share repurchase program (including transaction costs)	(16,365,874)		(16,734,011)	(18,943,846)		—

Net increase (decrease) in net assets derived from capital share transactions	(16,365,874)		175,363	(18,943,846)		2,114,057,040

NET ASSETS
Total increase (decrease) in net assets	(423,874,841)		(18,711,885)	(420,718,313)		2,187,481,365
Beginning of period	2,332,982,995		2,351,694,880	2,187,581,365		100,000

End of period	$1,909,108,154		$2,332,982,995	$1,766,863,052		$2,187,581,365

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Commencement of operations.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

70	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (unaudited)

Six Months Ended June 30, 2022

	BCAT(a)	ECAT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(337,889,820)	$(338,531,644)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	1,359,198,099	266,975,804
Purchases of long-term investments	(823,758,978)	(686,510,893)
Net proceeds from sales (purchases) of short-term securities	(4,392,775)	472,466,849
Amortization of premium and accretion of discount on investments and other fees	(1,030,118)	226,495
Premiums paid on closing options written	(15,024,157)	(1,367,204)
Premiums received from options written	28,887,884	11,521,564
Net realized loss on investments, options written and short sales	79,549,546	28,133,306
Net unrealized depreciation on investments, options written, swaps, foreign currency translations, short sales, unfunded floating rate loan interests and unfunded SPAC PIPE commitments	366,532,047	328,668,775
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(43,808)	(291,024)
Dividends — unaffiliated	66,683	(351,042)
Interest — unaffiliated	2,177,666	(3,278,132)
Securities lending income — affiliated	—	(15,863)
Swaps	(106,036)	(1,095)
Variation margin on futures contracts	(2,642,289)	(12,414,960)
Prepaid expenses	35,904	8,590
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	(371,972)	—
Collateral — OTC derivatives	6,430,000	—
Collateral on securities loaned	—	8,274,915
Payables
Swaps	244,372	51,811
Accounting services fees	103,138	147,231
Custodian fees	95,068	14,217
Deferred foreign capital gain tax	417,147	—
Interest expense	(322,376)	—
Investment advisory fees	(1,054,785)	(458,838)
Trustees’ and Officer’s fees	24,881	27,285
Other accrued expenses	2,526	12,389
Professional fees	105,616	24,330
Transfer agent fees	26,656	27,009
Variation margin on futures contracts	2,585,834	13,719,251
Variation margin on centrally cleared swaps	274,224	198,234
Swap premiums received	(417,962)	—

Net cash provided by operating activities	659,702,215	87,277,360

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(69,869,225)	(63,312,988)
Payments for bank borrowings	(340,000,000)	—
Net payments on redemption of capital shares including change in redemptions payable.	(17,216,901)	(16,728,537)
Increase (decrease) in bank overdraft	(1,500,877)	2,730,065
Net borrowing of reverse repurchase agreements	(246,434,879)	—

Net cash used for financing activities	(675,021,882)	(77,311,460)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(19,014)	(6,581)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(15,338,681)	9,959,319
Restricted and unrestricted cash and foreign currency at beginning of period	42,774,035	4,900,290

Restricted and unrestricted cash and foreign currency at end of period	$27,435,354	$14,859,609

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense.	$1,734,765	$—

F I N A N C I A L S T A T E M E N T S	71

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2022

	BCAT(a)	ECAT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$167,354	$3,052,609
Cash pledged
Collateral — OTC derivatives	—	1,550,000
Futures contracts	12,954,000	6,214,000
Centrally cleared swaps	14,314,000	4,043,000

	$27,435,354	$14,859,609

(a)	Consolidated Statement of Cash Flows.

See notes to financial statements.

72	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BCAT
	Six Months Ended 06/30/22 (unaudited)(a)		Year Ended 12/31/21 (a)	Period from 09/28/20 to 12/31/20	(b)

Net asset value, beginning of period	$20.90		$21.05	$20.00

Net investment income(c)	0.26		0.53	0.04
Net realized and unrealized gain (loss)		(3.27)	0.57	1.11

Net increase (decrease) from investment operations		(3.01)	1.10	1.15

Distributions(d)
From net investment income	(0.62	)(e)	(0.75)	(0.03)
From net realized gain	—		(0.03)	(0.07)
Return of capital	—		(0.47)	—

Total distributions		(0.62)	(1.25)	(0.10)

Net asset value, end of period	$17.27		$20.90	$21.05

Market price, end of period	$14.65		$19.45	$21.77

Total Return(f)
Based on net asset value	(14.15	)%(g)	5.44%	5.77	%(g)

Based on market price	(21.75	)%(g)	(5.12)%	9.39	%(g)

Ratios to Average Net Assets(h)
Total expenses	1.68	%(i)	1.61%	1.30	%(i)

Total expenses after fees waived and/or reimbursed	1.67	%(i)	1.60%	1.26	%(i)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.54	%(i)	1.51%	1.26	%(i)

Net investment income	2.79	%(i)	2.49%	0.84	%(i)

Supplemental Data
Net assets, end of period (000)	$1,909,108		$2,332,983	$2,351,695

Borrowings outstanding, end of period (000)	$102,084		$687,791	$—

Asset coverage, end of period per $1,000 of bank borrowings	$19,902		$6,290	$—

Portfolio turnover rate(j)		31%	90%	13%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/22 (unaudited)	Year Ended 12/31/21	(a)	Period from 09/28/20 to 12/31/20	(b)
Portfolio turnover rate (excluding MDRs)	31%	86%		13%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	73

Financial Highlights (continued)

(For a share outstanding throughout each period)

	ECAT
	Six Months Ended 06/30/22 (unaudited)		Period from 09/27/21 to 12/31/21	(a)

Net asset value, beginning of period	$20.69		$20.00

Net investment income (loss)(b)	0.07		(0.04)
Net realized and unrealized gain (loss)		(3.24)	0.83

Net increase (decrease) from investment operations		(3.17)	0.79

Distributions(c)
From net investment income	(0.60	)(d)	(0.05)
From net realized gain	—		(0.05)

Total distributions		(0.60)	(0.10)

Net asset value, end of period	$16.92		$20.69

Market price, end of period	$14.31		$18.65

Total Return(e)
Based on net asset value	(15.02	)%(f)	4.00	%(f)

Based on market price	(20.27	)%(f)	(6.25	)%(f)

Ratios to Average Net Assets(g)
Total expenses	1.29	%(h)	1.30	%(h)

Total expenses after fees waived and/or reimbursed	1.28	%(h)	1.30	%(h)

Net investment income (loss)	0.73	%(h)	(0.77	)%(h)

Supplemental Data
Net assets, end of period (000)	$1,766,863		$2,187,581

Portfolio turnover rate		20%	15%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

74	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Capital Allocation Trust	BCAT	Maryland	Non-diversified
BlackRock ESG Capital Allocation Trust	ECAT	Maryland	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BCAT include the account of Cayman Capital Allocation Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of BCAT and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables BCAT to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCAT may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $5,325,566, which is 0.3% of BCAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to BCAT, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may

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Notes to Financial Statements (unaudited) (continued)

segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Net income and realized gains from investments held by BCAT’s Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by BCAT’s Subsidiary in any taxable year, the loss will generally not be available to offset BCAT’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

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Notes to Financial Statements (unaudited) (continued)

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach.

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

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Notes to Financial Statements (unaudited) (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2022, certain investments of the Trusts were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result

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Notes to Financial Statements (unaudited) (continued)

in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BCAT	CP Iris Holdco I, Inc.	$126,794	$126,794	$116,175	$(10,619)
	Opendoor Mezz Commitment	3,336,739	3,336,739	3,336,739	—
ECAT	CP Iris Holdco I, Inc.	166,667	167,072	152,709	(14,363)
	Vaca Morada Partners LP	962,030	962,030	959,625	(2,405)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of June 30, 2022, BCAT and ECAT had outstanding commitments of $4,171,000 and $3,783,000, respectively. These commitments are not included in the net assets of each Trust as of June 30, 2022.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

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Notes to Financial Statements (unaudited) (continued)

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2022, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for BCAT were $44,753,376 and 0.41%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BCAT’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount
BNP Paribas S.A	$(208,021)	$208,021		$—		$—
Credit Suisse Securities (USA) LLC	(875,630)	875,630		—		—

	$(1,083,651)	$1,083,651		$—		$—

(a)

Net collateral, including accrued interest, if any, with a value of $1,119,725 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged, if any, to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – affiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the ECAT’s securities on loan by counterparty which are subject to offset under an MSLA:

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received	(a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
ECAT
Barclays Capital, Inc.	$4,830,341	$(4,830,341)		$—		$—

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Notes to Financial Statements (unaudited) (continued)

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
ECAT (continued)
BofA Securities, Inc.	$2,209,430	$(2,209,430)	$—		$—
Toronto-Dominion Bank	946,609	(946,609)	—		—

	$7,986,380	$(7,986,380)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk), foreign currencies (foreign currency exchange rate risk) or bitcoin (commodity risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. BCAT may invest in cash-settled bitcoin futures that are traded on commodity exchanges registered with the Commodity Futures Trading Commission. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing

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Notes to Financial Statements (unaudited) (continued)

transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Trusts may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Trusts may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trusts may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

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•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Trust has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Trusts and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Trusts and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of each Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

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Notes to Financial Statements (unaudited) (continued)

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock (Singapore) Limited (“BSL”), an affiliate of the Manager. The Manager pays BSL for services it provides for that portion of each Trust for which BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2022, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BCAT	$17,621
ECAT	184,289

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2022, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BCAT	$44,408

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Trusts. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Trust retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2022, each Trust paid BIM the following amounts for securities lending agent services:

Trust Name	Amounts
ECAT	$11,514

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)
BCAT	$201,231	$3,276,046	$(1,027,758)

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Notes to Financial Statements (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended June 30, 2022, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term investments, were as follows:

	U.S. Government Securities		Other Securities
Trust Name	Purchases	Sales	Purchases	Sales
BCAT	$11,886,720	$1,027,572	$721,719,917	$1,393,496,928
ECAT	—	—	681,488,957	286,431,728

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of June 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BCAT	$2,150,186,386	$158,812,005	$(361,526,080)	$(202,714,075)
ECAT	2,021,602,808	13,430,075	(278,473,790)	(265,043,715)

9.	BANK BORROWINGS

BCAT entered into a 179-day rolling line of credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to BCAT absent a default or certain similar events. BCAT has granted a security interest in substantially all of its assets to BNP. BCAT can borrow up to $550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to BCAT at the Overnight Bank Funding Rate plus 0.75%. In addition, BCAT pays a commitment fee on the daily unused amount if utilization is less than 80% of the committed line amount. For the six months ended June 30, 2022, the maximum amount borrowed, the average daily borrowing and the weighted average interest rate, if any, under the credit agreement were as follows:

Trust Name	Maximum Amount Borrowed	Average Amount Outstanding	Daily Weighted Average Interest Rate
BCAT	$441,000,000	$269,508,287	0.99%

10.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. Each Trust’s prospectus provides details of the risks to which each Trust is subject.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

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Notes to Financial Statements (unaudited) (continued)

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Trust’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms,

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Notes to Financial Statements (unaudited) (continued)

hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the period September 27, 2021 to December 31, 2021, shares issued and outstanding of ECAT increased by 105,707,852 from the initial public offering.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 06/30/22	Year Ended 12/31/21
BCAT	—	788,514

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BCAT		ECAT
	Shares	Amounts	Shares	Amounts
Six Months Ended June 30, 2022	1,082,653	$16,365,874	1,280,924	$18,943,846
Year Ended December 31, 2021	887,894	16,734,011	—	—

As of June 30, 2022, BlackRock Financial Management, Inc., an affiliate of the Trusts, owned 5,000 shares of each of BCAT and ECAT.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BCAT	07/01/22	07/15/22	07/29/22	$0.104100
	08/01/22	08/15/22	08/31/22	0.104100
ECAT	07/01/22	07/15/22	07/29/22	0.100000
	08/01/22	08/15/22	08/31/22	0.100000

N O T E S T O F I N A N C I A L S T A T E M E N T S	87

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Capital Allocation Trust (the “Fund”) met on April 14, 2022 (the “April Meeting”) and May 19-20, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager, BlackRock (Singapore) Limited (the “Sub-Advisor”) and the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) the Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered the Fund’s performance relative to the Fund’s Outcome-Oriented Performance Metrics, including a total return target. The Board noted that for the one-year and since-inception periods reported, the Fund underperformed and outperformed, respectively, its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return target during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	89

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and second quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2023, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor and the Fund for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although BCAT does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, BCAT management will consider ESG characteristics as part of the investment process for actively managed BCAT. These considerations will vary depending on BCAT’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. BCAT management will consider those ESG characteristics it deems relevant or additive when making investment decisions for BCAT. The ESG characteristics utilized in BCAT’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for BCAT. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, BCAT may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect BCAT’s exposure to certain companies or industries and BCAT may forego certain investment opportunities. While BCAT management views ESG considerations as having the potential to contribute to BCAT’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by a Trust for any particular month may be more or less than the amount of net investment income earned by a Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

A D D I T I O N A L I N F O R M A T I O N	91

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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Additional Information  (continued)

Trust and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Sub-Adviser	Legal Counsel
BlackRock (Singapore) Limited	Willkie Farr & Gallagher LLP
079912 Singapore	New York, NY 10019

Accounting Agent and Custodian	Address of the Trusts
State Street Bank and Trust Company	100 Bellevue Parkway
Boston, MA 02111	Wilmington, DE 19809

Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021

A D D I T I O N A L I N F O R M A T I O N	93

Glossary of Terms Used in this Report

Currency Abbreviation		Portfolio Abbreviation

AUD	Australian Dollar	ABS	Asset-Backed Security

BRL	Brazilian Real	ADR	American Depositary Receipt

CAD	Canadian Dollar	CDI	CREST Depository Interest

CHF	Swiss Franc	CLO	Collateralized Loan Obligation

CNH	Chinese Yuan	CMT	Constant Maturity Treasury

CNY	Chinese Yuan	CR	Custodian Receipt

DKK	Danish Krone	DAC	Designated Activity Company

EUR	Euro	DIP	Debtor-In-Possession

GBP	British Pound	ETF	Exchange-Traded Fund

HKD	Hong Kong Dollar	EURIBOR	Euro Interbank Offered Rate

JPY	Japanese Yen	FTSE	Financial Times Stock Exchange

MXN	Mexican Peso	GO	General Obligation Bonds

NOK	Norwegian Krone	GOL	General Obligation Ltd.

SEK	Swedish Krona	LIBOR	London Interbank Offered Rate

USD	United States Dollar	MSCI	Morgan Stanley Capital International

ZAR	South African Rand	MXIBOR	Mexico Interbank Offered Rate

		PIK	Payment-in-Kind

		RB	Revenue Bond

		REMIC	Real Estate Mortgage Investment Conduit

		S&P	Standard & Poor’s

		SAB	Special Assessment Bonds

		SAP	Subject to Appropriations

		SOFR	Secured Overnight Financing Rate

		SONIA	Sterling Overnight Interbank Average Rate

		SPDR	Standard & Poor’s Depository Receipt

		ST	Special Tax

		STACR	Structured Agency Credit Risk

		TAN	Tax Anticipation Notes

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Want to know more?

blackrock.com     |     800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BCAT-06/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1-31, 2022	0	$ —	0	5,285,393
February 1-28, 2022	0	$ —	0	5,285,393
March 1-31, 2022	184,983	$ —	184,983	5,100,410
April 1-30, 2022	278,626	$15.3295	278,626	4,821,784
May 1-31, 2022	505,191	$14.4107	505,191	4,316,593
June 1-30, 2022	312,124	$14.2124	312,124	4,004,469
Total:	1,280,924	$14.7792	1,280,924	4,004,469

1 On November 19, 2021, the Fund announced its open market share repurchase program. Commencing on December 1, 2021, the Fund may repurchase through November 30, 2022, up to 5% of its common shares outstanding as of the close of business on November 18, 2021, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are

2

effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ESG Capital Allocation Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ESG Capital Allocation Trust

Date: August 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ESG Capital Allocation Trust

Date: August 22, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ESG Capital Allocation Trust

Date: August 22, 2022

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